As filed with the Securities and Exchange Commission on October 16, 2019

1933 Act File No. 333-234055

1940 Act File No. 811-23478

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒

(Check appropriate box or boxes.)

STONE RIDGE TRUST VI

(Exact Name of Registrant as Specified in Charter)

510 Madison Avenue, 21st Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:

(855) 609-3680

Stone Ridge Trust VI

510 Madison Avenue, 21st Floor

New York, New York 10022

(Name and Address of Agent for Service)

Copies of Communication To:

Elizabeth J. Reza

Gregory C. Davis

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Common Shares of Beneficial Interest, $0.01 par value per share	2,500,000	$10.00	$25,000,000	$3,245.00

  (1) Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

  (2) A registration fee of $129.80 was previously paid in connection with the initial filing on October 2, 2019.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

Subject to Completion Dated October 16, 2019

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

Prospectus Stone Ridge Trust VI NYDIG Bitcoin Strategy Fund Common Shares

The Fund. NYDIG Bitcoin Strategy Fund (the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares (“Shares”).

Investment Objective. The Fund’s investment objective is to achieve capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy. The Fund pursues its investment objective primarily by investing in Bitcoin futures contracts (“Bitcoin futures”). Futures are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of Bitcoin futures, the underlying reference asset is Bitcoin. Futures contracts may be physically-settled or cash-settled. The only Bitcoin futures in which the Fund will invest are cash-settled Bitcoin futures traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the relevant future expires, if the value of the underlying asset exceeds the futures price, the seller pays to the purchaser cash in the amount of that excess, and if the futures price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. The Fund will not invest in Bitcoin or other digital assets directly.

The Fund will seek to purchase a number of Bitcoin futures so that the total value of the Bitcoin underlying the Bitcoin futures held by the Fund is as close to 100% of the net assets of the Fund (the “Target Exposure”), as it is reasonably practicable to achieve. There can be no assurance that the Fund will be able to achieve or maintain the Target Exposure.

Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network, commonly referred to as the Bitcoin protocol. The value of Bitcoin, like the value of other digital assets, is not backed by any government, corporation, or other identified body. Ownership and the ability to transfer or take other actions with respect to Bitcoin is protected through cryptography (encryption intended to protect digital data). The supply of Bitcoin is constrained or formulated by its protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. Units of Bitcoin are treated as fungible. Bitcoin and certain other types of digital assets are sometimes referred to as digital currencies or cryptocurrencies. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol, and users who choose what Bitcoin software to run. Bitcoin was developed within the last decade and, as a result, there is little data on its long-term investment potential.

There can be no assurance that the Fund’s investments in Bitcoin futures will appreciate in value at any time, or on average or over time. Additionally, there can be no assurance that changes in the value of the Fund’s Bitcoin futures will track the changes in the value of Bitcoin. Bitcoin is not an income-generating asset and the Fund’s investments in Bitcoin futures are not expected to pay dividends or other distributions in the way common stock of companies may. Therefore, any positive return on an investment in the Shares would generally come only from appreciation of the Fund’s investments in Bitcoin futures, and from income generated by the Fund’s Cash and Fixed Income Investments (as defined below). At any time at which the Fund’s exposure to Bitcoin through Bitcoin futures is less than the Target Exposure — i.e., less than 100% of the Fund’s net asset value — any changes in value of Bitcoin will result in proportionally smaller changes in value of the Shares.

Bitcoin and Bitcoin futures are a relatively new asset class and are subject to unique and substantial risks, including the risk that the value of the Fund’s investments in Bitcoin futures could decline rapidly, including to zero. Bitcoin and Bitcoin futures have historically been highly volatile. You should be prepared to lose your entire investment.

In addition to the Fund’s investments in Bitcoin futures, the Fund expects to have significant holdings of cash, U.S. government securities and investment grade securities issued by foreign governments, supranational entities and, to a lesser extent, corporations (the “Cash and Fixed Income Investments”). The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s Bitcoin futures and to support the Fund’s use of leverage.

Investment Adviser. The Fund’s investment adviser is Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”). As of August 30, 2019, Stone Ridge managed approximately $15 billion of assets.

•

The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is currently no secondary market for its Shares and the Fund does not expect a secondary market in its Shares to develop.

•	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

•

Even though the Fund makes quarterly repurchase offers for Shares, which the Fund expects to be for a maximum of 5% of the outstanding Shares each quarter, investors should consider Shares of the Fund to be an illiquid investment.

•	There is no assurance that the Fund will be able to maintain a certain level of, or at any particular time make any, distributions.

•

Distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available for investment. See “Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

•

Bitcoin and Bitcoin futures have generally exhibited tremendous price volatility relative to more traditional asset classes. The value of the Fund’s investments in Bitcoin futures could decline rapidly, including to zero. An investment in the Fund is suitable only for investors who can bear the risks associated with the highly volatile value of Bitcoin and Bitcoin futures, including the risk of a complete loss of their investment.

An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a complete loss of investment. See “Risk Considerations,” below to read about the risks you should consider before buying Fund Shares, including the risk of leverage.

None of the Securities and Exchange Commission (the “Commission”), the Commodity Futures Trading Commission (“CFTC”) or any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Price to Public	$10.00	$25,000,000
Sales Load	None	None
Proceeds to the Fund*	$10.00	$25,000,000

*	Expenses of issuance and distribution include $3,245 in registration fees and $462,133 in estimated legal and accounting fees.

The date of this prospectus is [    ], [    ]

Interval Fund. The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers for Shares, which the Fund expects to be for a maximum of 5% of the Fund’s outstanding Shares at net asset value (“NAV”) per quarter, subject to approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”). The Fund expects to make its initial quarterly repurchase offer in the month of February, 2020. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares for trading, on any national securities exchange. There is not expected to be any secondary trading market in the Shares. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid. See “Periodic Repurchase Offers” and “Risk Considerations — Repurchase Offers Risk” below.

Investment in the Fund involves substantial risks. The Fund is generally sold to (i) institutional investors, including registered investment advisers (RIAs); (ii) clients of such institutional investors; and (iii) certain other Eligible Investors (as defined in “Eligibility to Buy Shares” below). As a fundamental policy, the Fund will only sell shares to or through Eligible Investors. The Fund does not charge sales commissions or loads. There is no minimum investment requirement for an investment in the Shares. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objective and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in “Investment Objective, Policies and Risks” below.

This prospectus sets forth concisely information you should know before investing in the Shares. You should read this prospectus carefully before deciding to invest in the Fund and you should retain it for future reference. A Statement of Additional Information dated [    ], as it may be amended, containing additional information about the Fund, has been filed with the Commission. The Statement of Additional Information, annual and semi-annual reports to shareholders and other information about the Fund can be obtained without charge by calling (855) 609-3680 or by visiting www.stoneridgefunds.com. A table of contents to the Statement of Additional Information is located at page 72 of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, are available from the EDGAR database on the Commission’s internet site (www.sec.gov) or by electronic mail at publicinfo@sec.gov. The Fund’s address is 510 Madison Avenue, 21st Floor, New York, NY 10022.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

An investor should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or, if you invest directly through the transfer agent, from the transfer agent. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly through the transfer agent, by contacting the transfer agent at (855) 609-3680. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds within the fund complex if you invest directly through the transfer agent.

STONE RIDGE TRUST VI

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, you should carefully read the risks of investing in the Fund’s Shares, as discussed under “Investment Objective, Policies and Risks — Risk Considerations.”

The Fund

NYDIG Bitcoin Strategy Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”). The Fund is operated as an “interval fund” (as defined below). An investment in the Fund may not be appropriate for all investors.

Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the Fund’s investment adviser.

The Offering

The Fund’s Shares are being offered initially at an offering price of $10 per Share. The Shares are expected to be offered on a continuous basis thereafter at net asset value (“NAV”) per Share. There is no minimum number of Shares (by all investors in the aggregate) required to be purchased in the initial offering or any subsequent offering. Proceeds from the offering will be held by the Fund’s custodian.

Upon commencement of investment operations, the Fund will initially cap its net assets at $25 million (the “Initial Cap”). Once the Initial Cap is met, the Fund will close to new investors and only the reinvestment of dividends by existing investors will be permitted. The Fund may re-open to new investors and subsequently close again to new investors at any time and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser.

The Initial Cap may be increased or decreased only by a vote of the Board. The Adviser will not recommend to the Board that the Initial Cap be raised during the first six months of the Fund’s operations. Following such six-month period, the Adviser will recommend to the Board that the Initial Cap be raised only if, following such increase, the maximum amount of Shares that the Fund could repurchase in any quarter (currently expected to be 5% of outstanding Shares) would not exceed 5% of the lowest of the four-week, three-month, six-month, one-year and two-year trailing average daily trading volumes of the Bitcoin futures held by the Fund (such lowest average daily trading volume, the “Lowest Trailing ADTV”). In addition, the Adviser will not recommend that the Initial Cap be raised by more than $10 million in any calendar month. If the maximum amount of Shares that the Fund could repurchase in any quarter (currently expected to be 5% of outstanding Shares) exceeds 10% of the Lowest Trailing ADTV, the Adviser will recommend to the Board that the Initial Cap be decreased to an amount such that, following such decrease, the maximum amount of Shares that the Fund could repurchase in any quarter would not exceed 5% of the Lowest Trailing ADTV. If the Initial Cap is so reduced, the Fund will not accept new investments (other than reinvestment of dividends or distributions) if the new investment would cause the assets of the Fund to exceed the reduced Initial Cap.

The Fund’s Shares are offered through ALPS Distributors, Inc. (the “Distributor”), as the exclusive distributor, on a commercially reasonable basis. There is no minimum investment requirement for an investment in the Shares. The Fund reserves the right to reject a purchase order for any reason. See “Shareholder Guide — How to Buy Shares” below. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to shareholders, the Fund conducts periodic repurchase offers for a portion of its outstanding Shares.

The Fund will only sell shares to or through Eligible Investors (as defined in “Eligibility to Buy Shares” below).

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund expects to offer to repurchase a maximum of 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund makes quarterly repurchase offers in the months of February, May, August and November. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Risk Considerations — Repurchase Offers Risk” below.

Investment Objective and Policies

The Fund’s investment objective is to achieve capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund pursues its investment objective primarily by investing in Bitcoin futures contracts (“Bitcoin futures”). Futures are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of Bitcoin futures, the underlying reference asset is Bitcoin. Futures contracts may be cash-settled or physically-settled. When a cash-settled future expires, if the value of the underlying asset exceeds the futures price, the seller pays to the purchaser cash in the amount of that excess, and if the futures price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. When a physically-settled future expires, the seller is obligated to deliver the underlying asset to the purchaser in exchange for the futures price agreed to at the outset of the contract. The only Bitcoin futures in which the Fund will invest are cash-settled Bitcoin futures traded on commodity exchanges registered with the CFTC.

At expiration, the cash settlement amount for the Bitcoin futures held by the Fund will be determined by comparing the price at which the Fund purchased the futures contract on the relevant futures exchange with the reference rate specified by that exchange on the expiration date. For example, the Chicago Mercantile Exchange has specified that the reference rate for its Bitcoin futures will be a volume-weighted composite of Bitcoin prices on multiple Bitcoin exchanges. The Fund will not invest in Bitcoin or other digital assets directly.

The Fund will seek to purchase a number of Bitcoin futures so that the total value of the Bitcoin underlying the Bitcoin futures held by the Fund is as close to 100% of the net assets of the Fund (the “Target Exposure”) as it is reasonably practicable to achieve, although as described in further detail below, there can be no assurance that the Fund will be able to achieve or maintain the Target Exposure. The Fund intends to execute these purchases on commodity exchanges registered with the CFTC through futures commission merchants (“FCMs”). An FCM is a brokerage firm that solicits or accepts orders to buy or sell futures contracts and accepts money or other assets from customers to support such orders. The Fund does not intend to hold short positions in any futures. Although the Fund’s Bitcoin futures will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post, the Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets. The Fund will engage in active and frequent trading of Bitcoin futures in seeking to maintain the Target Exposure.

Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network, commonly referred to as the Bitcoin protocol. The value of

Bitcoin, like the value of other digital assets, is not backed by any government, corporation, or other identified body. Ownership and the ability to transfer or take other actions with respect to Bitcoin is protected through cryptography (encryption intended to protect digital data). The supply of Bitcoin is constrained or formulated by its protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. Units of Bitcoin are treated as fungible. Bitcoin and certain other types of digital assets are sometimes referred to as digital currencies or cryptocurrencies. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol, and users who choose what Bitcoin software to run. Bitcoin was developed within the last decade and, as a result, there is little data on its long-term investment potential.

The Fund expects to invest in Bitcoin futures through a wholly-owned and controlled subsidiary (the “Subsidiary”) organized in the Cayman Islands and advised by the Adviser. When used in this prospectus, the term “invest” includes both direct investing by the Fund and indirect investing through the Subsidiary, and the term “investments” includes both direct investments and indirect investments. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will generally be limited to 25% of the Fund’s total assets, tested each time the Fund invests assets in the Subsidiary and at the end of each fiscal quarter (the “Subsidiary Asset Cap”).

Although the Fund will seek to maintain the Target Exposure to Bitcoin, the maximum exposure to Bitcoin that the Fund is able to achieve will be primarily determined by two factors: (1) the Subsidiary Asset Cap and (2) the amount of exposure to Bitcoin provided by the Bitcoin futures held by the Subsidiary. In addition, the Fund expects to periodically rebalance its positions in Bitcoin futures in order to seek to achieve or maintain the Target Exposure or to maintain compliance with the Subsidiary Asset Cap, as applicable, and may carry out any such rebalancing over a period of time in order to allow the Fund to rebalance its positions in a manner intended to reduce transaction costs. As of the date of this prospectus, based on the amount of exposure to Bitcoin currently available in the Bitcoin futures market, the Fund expects initially to maintain an exposure to an amount of Bitcoin approximately equal to the Target Exposure. There can be no assurance that the Fund will achieve, or will be able to maintain, any particular level of exposure. The Fund’s actual exposure to Bitcoin at any particular point in time may be less than the Target Exposure, and may be materially less.

In addition to the Fund’s investments in Bitcoin futures, the Fund expects to have significant holdings of cash, U.S. government securities and investment grade securities issued by foreign governments, supranational entities and, to a lesser extent, corporations (the “Cash and Fixed Income Investments”). The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s Bitcoin futures and to support the Fund’s use of leverage. Although the amount of Cash and Fixed Income Investments held by the Fund may change over time and will be determined primarily by the amount needed to seek to achieve or maintain the Target Exposure, the Fund intends, under normal circumstances, to invest at least 40% of its total assets in investment-grade fixed income investments that are issued by foreign governments, supranational entities or corporations (with the remaining assets of the Fund invested in cash, cash equivalents, U.S. government securities and the Subsidiary). In addition, because the Fund intends to qualify as a RIC under the Code, the Fund will generally hold Cash and Fixed Income Investments such that, at the end of each fiscal quarter, at least 50% of the value of the Fund’s total assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.

There can be no assurance that the Fund’s investments in Bitcoin futures will appreciate in value at any time, or on average or over time. Additionally, there can be no assurance that changes in the value of the Fund’s Bitcoin futures will track the changes in the value of Bitcoin. Bitcoin is not an income-generating asset and the Fund’s investments in Bitcoin futures are not expected to pay dividends or other distributions in the way common stock of companies may. Therefore, any positive return on an investment in the Shares would generally come only from appreciation of the Fund’s investments in Bitcoin futures, and from income generated by the Fund’s Cash and Fixed Income Investments. At any time at which the Fund’s exposure to Bitcoin through Bitcoin futures is less than the Target Exposure — i.e., less than 100% of the Fund’s net asset value — any changes in value of Bitcoin will result in proportionally smaller changes in value of the Shares.

The Fund will generally hold its investments in Bitcoin futures during periods in which the price of Bitcoin is flat or declining as well as during periods in which the price of Bitcoin is rising, and the Adviser will generally not seek to change the Fund’s Target Exposure based on daily price changes. For example, if the Fund’s positions in Bitcoin futures are declining in value, the Fund generally will not close out its positions except in order to meet repurchase requests. As a result, any decrease in value of the Bitcoin futures in which the Fund invests will result in a decrease in the NAV.

Borrowing and Leverage

Although the Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets, the Fund will seek to achieve and maintain the Target Exposure of 100% by using leverage inherent in futures contracts and through reverse repurchase agreements. The Fund’s Bitcoin futures will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post to its futures commission merchant (“FCM”). An FCM is a brokerage firm that solicits or accepts orders to buy or sell futures contracts and accepts money or other assets from customers to support such orders. FCMs are required to be registered with the CFTC and to be members of the National Futures Association. The Fund’s investments in futures and reverse repurchase agreements will not be considered to be senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent the Fund either (1) enters into an offsetting (“covered”) position for the same type of financial asset or (2) segregates cash or liquid securities with a value at least equal at all times to that portion of its potential obligations not covered. The Fund may be unable to use such segregated or earmarked assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. The Fund may modify its asset segregation policies from time to time.

The Fund may also borrow for investment purposes in compliance with the requirements of the 1940 Act. The Fund’s use of these forms of economic leverage is intended to allow the Fund to seek to achieve and maintain the Target Exposure to Bitcoin.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly. See “Effects of Leverage” below.

Investment Adviser and Administrator

Stone Ridge is the investment adviser of the Fund. As of August 30, 2019, Stone Ridge’s assets under management were approximately $15 billion. Nathaniel Conrad and Arthur Braga (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund” below.

Distributions

The Fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund.

See “Distributions and Federal Income Tax Matters” and “Dividend Reinvestment Plan” below. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings or amounts from the Fund’s affiliates (e.g., fees or expenses waived or reimbursed by the Adviser) that are subject to repayment by the Fund.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares for trading, on any national securities exchange. There is currently no secondary market for its Shares, and the Fund does not expect a secondary market in its Shares to develop. Shareholders of the Fund are not able to have their Shares repurchased or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributor, Transfer Agent and Custodian

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 is the Fund’s Distributor. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Fund’s transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. U.S. Bank NA, 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 is the Fund’s custodian. The Adviser pays fees to the Distributor as compensation for the services it renders. The Fund compensates the Transfer Agent and the custodian for their services. See “Distribution and Servicing Arrangements” below.

Special Risk Considerations

An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail under “Investment Objective, Policies and Risks — Risk Considerations” below.

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. The Fund is subject to the principal risks noted below, whether through the Fund’s direct investments, investments by the Subsidiary or futures positions.

The Fund’s principal risk factors are listed below. Before investing, please be sure to read the additional descriptions of these risks under “Risk Considerations” below.

The Fund is subject to both the risk that Bitcoin decreases in value and the risk that the Fund’s strategy of gaining exposure to Bitcoin through Bitcoin futures fails to achieve its objective. This second risk — that the Fund’s strategy of investing in Bitcoin futures underperforms a direct investment in an equivalent amount of Bitcoin — can result from risks inherent in the market for the Bitcoin futures or from the implementation of the Fund’s investment strategy. Each of these risks is set out in more detail below and under “Risk Considerations.”

Risks Related to Bitcoin

Volatility Risk. Bitcoin and Bitcoin futures have generally exhibited tremendous price volatility relative to more traditional asset classes. The price of Bitcoin has historically been highly volatile due to speculation regarding potential future appreciation in value. Further, political or economic crises may motivate large-scale sales of Bitcoin, which could result in a rapid reduction in the price of Bitcoin. The value of the Fund’s investments in Bitcoin futures could decline rapidly, including to zero.

Bitcoin Risk. The further development of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. For example, Bitcoin faces significant obstacles to increasing the usage of Bitcoin without resulting in higher fees or slower transaction settlement times, and attempts to increase the volume of transactions may not be effective. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of Bitcoin futures and therefore an investment in the Shares.

Venue Risk. Venues through which Bitcoin trades are new and, in many cases, largely unregulated. Furthermore, many such trading venues, including exchanges and over-the-counter trading venues, do not provide the public with significant information regarding their ownership structure, management teams, corporate practices or regulatory compliance. As a result, the marketplace may lose confidence in, or may experience problems relating to, Bitcoin trading venues. Any fraud, manipulation or security failure or operational or other problems experienced by Bitcoin trading venues could result in a reduction in the value of Bitcoin and, as a result, an investment in the Shares.

Manipulation Risk. In addition, Bitcoin trading venues may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Some academics and market observers have put forth evidence to support claims that manipulative trading activity has occurred on certain Bitcoin exchanges. Bitcoin exchanges that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many Bitcoin exchanges lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes. As a result, the prices of Bitcoin on exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

Bubble Risk. Some market observers have asserted that the Bitcoin market is experiencing a “bubble” and have predicted that, in time, the value of Bitcoin will fall to a fraction of its current value, or even to zero. Bitcoin has not been in existence long enough for market participants to assess these predictions with any precision, but if these observers are even partially correct, an investment in the Shares may turn out to be substantially worthless.

Adoption Risk. Currently, there is relatively limited use of Bitcoin in the retail and commercial marketplace in comparison to relatively extensive use as a store of value, thus contributing to price volatility that could adversely affect an investment in the Shares. A lack of expansion by Bitcoin into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of Bitcoin, either of which could adversely impact an investment in the Shares. Furthermore, while Bitcoin, the first widely used digital asset, and many other digital assets were created and mainly serve as a form of money, digital assets can be used to do more complicated things. Some digital assets were built specifically with more complex use cases in mind. To the extent market participants come to prefer these other digital assets, the value of Bitcoin and Bitcoin futures, and therefore an investment in the Shares, may be adversely affected.

For more details on the risks related to Bitcoin, see “Risk Considerations — Risks Related to Bitcoin” below.

Regulatory Risk. Regulatory changes or actions may alter the nature of an investment in Bitcoin or Bitcoin futures or restrict the use of Bitcoin or the operations of the Bitcoin network or exchanges on which Bitcoin trades in a manner that adversely affects the price of Bitcoin or Bitcoin futures and an investment in the Shares. For example, it may become illegal to acquire, hold, sell or use Bitcoin or Bitcoin futures in one or more countries, which could adversely impact the price of Bitcoin and Bitcoin futures. See “Risk Considerations — Regulatory Risk” below.

Cybersecurity Risk related to Bitcoin. In the past, flaws in the source code for Bitcoin have been exposed and exploited, including those that resulted in the theft of users’ Bitcoin. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users. Discovery of flaws in or exploitations of the source code that allow a malicious actor to take or create money in contravention of known network rules have occurred, albeit rarely.

Additionally, if a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of the Bitcoin network, such actor or botnet could manipulate the digital transaction ledger, or “blockchain,” that records transactions in and ownership of Bitcoin and adversely affect the value of Bitcoin.

By using computers that appear to be participating in the Bitcoin network, but that are not in fact connected to the network (so-called “cancer nodes”), a malicious actor can disconnect the target user from the Bitcoin economy entirely by refusing to relay any blocks or transactions.

Separate from the cybersecurity risks of the Bitcoin protocol, entities that custody or facilitate the transfers or trading of Bitcoin have been frequent and successful targets of cybersecurity attacks, leading to significant theft of Bitcoin.

See “Principal Investment Policies — Overview of the Bitcoin Market — Forms of Attack” below.

If any of these exploitations or attacks occur, it could result in a loss of public confidence in Bitcoin and a decline in the value of Bitcoin futures and, as a result, therefore adversely impact an investment in the Shares.

Risks Related to Bitcoin Futures

Bitcoin Futures Risk. The market for Bitcoin futures is relatively new — Bitcoin futures commenced trading on the Chicago Mercantile Exchange in December 2017 — and is still developing. As a result, Bitcoin futures markets are thinly traded relative to other futures markets. The Fund may experience losses if it is not able to close out a futures position due to a lack of liquidity. See “Illiquidity Risk” below. Additionally, as described in more detail below under “Overview of the Bitcoin Market,” trading in the cash Bitcoin market remains difficult as compared to more traditional cash markets, and in particular short selling Bitcoin remains challenging and costly. As a result of these features of the Bitcoin cash market, market makers and arbitrageurs may not be as willing to participate in the Bitcoin futures market as they are in other futures markets. Each of these factors may increase the likelihood that the price of Bitcoin futures will be volatile and/or will deviate from the price of Bitcoin. See “Tracking Error Risk” below.

Bitcoin futures may experience significant price volatility. Exchange-specified collateral for Bitcoin futures is substantially higher than for most other futures contracts, and collateral may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. In addition, FCMs may require collateral beyond the exchange’s minimum requirement. See “Futures Risk — Collateral” below. FCMs may also restrict trading activity in Bitcoin futures by imposing position limits, prohibiting selling the future or prohibiting trades where the executing broker places a trade on behalf of another broker (so-called “give-up transactions”). Bitcoin futures are subject to daily limits that may impede a market participant’s ability to exit a position during a period of high volatility. See “Futures Risk” below.

Exchanges where Bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for the Fund’s Bitcoin futures) have experienced technical and operational issues, making Bitcoin prices unavailable at times. The cash market in Bitcoin has been the target of fraud and manipulation, which could affect the pricing, volatility and liquidity of the futures contracts. In addition, as described below under “Shareholder Information — How Fund Share Prices Are Calculated,” if settlement prices for Bitcoin futures are unavailable (which may occur following a trading suspension imposed by the exchange due to large price movements or following a fork of Bitcoin, or for other reasons) or the Adviser Valuation Committee (whose role is described below under “Determination of Net Asset Value”) determines such settlement prices are unreliable, the fair value of the Fund’s Bitcoin futures may be determined by reference, in whole or in part, to the cash market in Bitcoin. See “Valuation Risk” below. These circumstances may be more likely to occur with respect to Bitcoin futures than with respect to futures on more traditional assets.

The Fund’s net assets will initially be capped at approximately $25 million. See “Shareholder Information — Initial Asset Cap; Fund Closings; Priority” below. Even if the Fund re-opens for investment in the future, it is likely that the Adviser will decide, due to factors including exchange rules, trading considerations and other factors, that the growth of the Fund should be limited in order to limit the size of the Fund’s Bitcoin futures position relative to the overall size of the Bitcoin futures market, as described under “Prospectus Summary — The Offering” above. As a result, the Fund will not have certain benefits of scale, such as having the fixed costs of the Fund represent a smaller percentage of the Fund’s assets, which could adversely affect the Fund’s expense ratio. Such a limitation on the Fund’s growth would likely remain in place until such time as the size of the Bitcoin futures market expands or new Bitcoin futures become available to the Fund, and there can be no assurance that the Bitcoin futures market will expand or that new Bitcoin futures will become available. The Bitcoin futures market is currently small relative to the cash Bitcoin market — see below under “Overview of the Bitcoin Market — Bitcoin and Bitcoin Futures Volatility and Volume” — and the factors discussed above (i.e., the difficulty of trading in the cash market and the potential lack of market makers and arbitrageurs in the futures market) may operate to keep the Bitcoin futures market small. While the Bitcoin futures market has grown substantially since the futures commenced trading, there can be no assurance that it will continue to grow. This may increase the chance that the Fund will experience increased trading costs when it sells Bitcoin futures that are near expiration and purchases Bitcoin futures that are further from expiration (a process known as “rolling”), and because Bitcoin futures roll on a monthly basis (as opposed to quarterly for many futures contracts), the Fund may experience these increased costs more frequently and in larger magnitudes than similar funds that invest in different futures contracts.

Additionally, because the Fund intends to not invest in or hold Bitcoin directly, it intends to only invest in cash-settled Bitcoin futures. This means that if the market for Bitcoin futures grows by offering physically-settled instruments (meaning futures contracts that are settled by the actual delivery of Bitcoin in exchange for payment by the purchaser of the futures price agreed to at the outset of the contract), the Fund will likely not benefit from that growth. ICE Futures U.S., a U.S. futures exchange registered with the CFTC, recently announced it had received the necessary regulatory approvals to begin offering physically-settled Bitcoin futures as early as September 2019. There is no way to predict whether additional new offerings of Bitcoin futures will be cash-settled or physically-settled. See “Risk Considerations — Risks Related to the Exchange Markets and Service Ecosystems for Bitcoin” below.

Fork and Air Drop Risk. As described in more detail below under “Principal Investment Policies — Overview of the Bitcoin Market — Forks and Air Drops,” when Bitcoin experiences a fork or an air drop, a holder of Bitcoin typically will receive an additional digital asset or will be entitled to claim an additional digital asset. These additional digital assets may have significant value, and the value of Bitcoin may decline significantly following a fork or air drop. Because the Fund does not hold Bitcoin directly, it will not be entitled to participate in any fork or air drop, but it will be adversely impacted by any resulting decline in the price of Bitcoin due to its holdings of Bitcoin futures. Although some futures exchanges have published or may in the future publish mechanisms intended to compensate holders of Bitcoin futures for the loss in value following certain forks that meet specified criteria, there can be no assurance that these mechanisms will adequately compensate the Fund for the full loss of value or that any particular fork will meet the criteria for an adjustment. In particular, there is substantial uncertainty as to how these adjustment mechanisms will be implemented by the exchanges in practice, both in terms of what forks and air drops will trigger an adjustment, and whether a holder of Bitcoin futures will receive a cash adjustment or an additional futures contract linked to the new digital asset. For example, the rules of the Chicago Mercantile Exchange governing its Bitcoin futures provide that “in the event that a hard fork . . . or other process that results in a division or split of bitcoin into multiple non-fungible assets is expected, the [Chicago Mercantile Exchange] shall have the discretion to take action in consultation with market participants to align Bitcoin Futures position holder exposures with cash market exposures as appropriate. Appropriate action could include providing cash adjustments or assigning newly listed futures or options positions to Bitcoin Futures position holders.” Because of the uncertainty around these adjustment mechanisms, it is also possible that a significant fork of Bitcoin could lead to extended trading halts for the Bitcoin futures held by the Fund, which could lead to significant liquidity and valuation risks for the Fund. It is possible that a fork of Bitcoin could substantially reduce the value of the Bitcoin futures held by the Fund.

If a fork or airdrop occurs, one or more of the futures exchanges on which the Fund has purchased Bitcoin futures may make an adjustment that results in holders of the relevant Bitcoin futures, including the Fund, receiving additional exchange-listed futures that reference the forked or air dropped digital asset. Because the Fund may hold a significant amount of Bitcoin futures relative to the size of the Bitcoin futures market, such an adjustment could result in the Fund holding a significant amount of the newly listed instrument relative to the market for such newly listed instrument. If as a result of a fork or airdrop the Fund holds an instrument linked to something other than Bitcoin, the Fund intends to sell out of that position as soon as is reasonably practicable, that is, as soon as the Fund believes it can do so without such sales significantly changing the market value of such instrument, and taking into consideration the trading dynamics and transaction costs of the new instrument. For the period of time during which the Fund holds the new instrument, the Fund will be exposed to similar risks, including valuation and liquidity risks, that the Fund faces with respect to Bitcoin futures it holds, but those risks may be heightened in the case of such new instrument as there will be less trading history for the new instrument and likely less liquidity and less certainty around its settlement reference price than in the case of Bitcoin futures. Because the new instrument may be significantly less liquid than the Bitcoin futures held by the Fund, the period of time during which the Fund holds the new instrument may be significant.

Futures Risk. The Fund expects to obtain exposure to Bitcoin through futures contracts. Futures are financial contracts the value of which depends on, or is derived from, the underlying reference asset. Futures involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset.

The Fund’s use of futures may not be effective or have the desired results. For example, the value of the Bitcoin futures in which the Fund invests may deviate from the value of Bitcoin, possibly substantially and for extended periods of time. This may happen, for example, if market participants are unable to engage in the arbitrage activity between the Bitcoin cash and futures markets that would ordinarily be expected to eliminate substantial deviations in price between the cash and futures markets, or if such arbitrage activity becomes prohibitively expensive. Moreover, suitable futures will not be available in all circumstances, in which case the Fund may be unable to maintain its target exposure to Bitcoin.

The use of futures involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. The primary risks associated with the use of futures contracts are imperfect correlation, liquidity, volatility, leverage, unanticipated market movement and FCM and clearinghouse risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the Bitcoin futures and in Bitcoin. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet collateral requirements until the position is closed. The Fund incurs costs in connection with opening and closing futures contracts.

The Fund’s use of futures is subject to special tax rules, which could affect the amount, timing and character of distributions to shareholders.

The Fund and the Subsidiary are commodity pools under the CEA, and the Adviser is registered as a commodity pool operator (“CPO”) under the CEA with respect to the Fund and the Subsidiary. As a result, certain CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary. The Adviser and the Fund are subject to dual regulation by the Commission and the CFTC. The CFTC and exchanges have established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular futures contracts. Under current regulations, other accounts managed by the Adviser are combined with the positions held by the Fund under the Adviser’s management for position limit purposes. In addition, the Adviser and its affiliates may trade for their own account and the accounts of their personnel. This trading could preclude additional trading in such contracts by the Adviser for the account of the Fund.

In connection with entering into futures transactions, the Fund (through its Subsidiary) will post collateral directly to an FCM, which will typically deposit all or a portion of that collateral to a clearinghouse. All Bitcoin futures in which the Fund invests are effected by an FCM through a clearinghouse associated with the exchange on which the contracts are traded. The collateral maintained by these FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. Collateral posted by the Fund to an FCM is exposed to the credit risk and fraud risk of that FCM. There is no limit on the amount of collateral that the Fund may be required to post directly to any particular FCM. As a result, at any time the Fund may have substantial credit exposure to one or more FCMs and clearinghouses.

In the event of the insolvency or liquidation of an FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its collateral, or it may not be able to recover it at all. Any inability or unwillingness of an FCM to meet its obligation to return collateral to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such FCM, would likely result in a substantial loss to the Fund. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.

Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as collateral with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Collateral requirements for Bitcoin futures currently are, and may continue to be, materially higher than the typical collateral requirements for more established types of futures.

Bitcoin futures roll on a monthly basis, unlike many futures contracts which roll on a quarterly basis. Combined with the relatively small size of the Bitcoin futures market, the Fund may experience significantly higher trading costs in connection with rolling its futures contracts than similar funds that invest in different futures contracts.

Illiquidity Risk. The market for the Fund’s investments may become illiquid, which could result in losses to the Fund. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. As a relatively new type of financial instrument, there is limited trading history for Bitcoin futures.

There can be no assurance that a liquid market for the Fund’s investments will be maintained, in which case the Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquid investments may involve greater risk than liquid investments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase requests) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

In addition, it is not always possible to execute a buy or sell order for a futures contract at the desired price, or to close out an open futures position, due to market conditions. Daily price fluctuation limits are established by the exchanges and approved by the CFTC. When the market price of a futures contract reaches its daily price fluctuation limit, no trades can be executed at prices outside such limit. The holder of a futures contract (including the Fund) may therefore be locked into an adverse price movement for several days or more and lose considerably more than the collateral put up to establish the position. Another instance of difficult or impossible execution occurs in thinly traded or illiquid markets.

Additional Risks Related to the Fund’s Investment Strategy

Borrowing and Leverage Risk. Although the Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets, the Fund will seek to achieve and maintain the Target Exposure of 100% by using leverage inherent in futures contracts and through reverse repurchase agreements. The Fund’s Bitcoin futures will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post to its FCM. The Fund may also borrow to make additional portfolio investments or to meet repurchase requests and to address cash flow timing mismatches. Therefore, the Fund is subject to leverage risk. Leverage has the effect of magnifying the Fund’s exposure changes in the value of the Fund’s assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund borrows or uses futures, reverse repurchase agreements or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

The Fund’s borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest. Borrowing gives rise to interest expense and may require the Fund to pay other fees. The costs of borrowing will reduce the Fund’s return. If the Fund’s costs of borrowing exceed the return the Fund earns on the investments made using the proceeds of the Fund’s borrowings, the Fund’s borrowing activity may result in a loss to the Fund even if the rate of return on those investments is positive. The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain appropriate lines of credit or other borrowing facilities. Market conditions may unfavorably impact the Fund’s or its Subsidiary’s ability to secure borrowings on favorable or commercially feasible terms.

Reverse Repurchase Agreement Risk. The reverse repurchase agreements the Fund may enter into involve substantial risk. The Fund may enter into reverse repurchase agreements that are traded on an exchange, as well as reverse repurchase agreements that are traded over the counter. Over-the-counter (“OTC”) reverse repurchase agreements may be standardized or have customized features and may have limited or no liquidity. The Fund’s reverse repurchase agreements may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s reverse repurchase agreements may be cash-settled or physically-settled. The Fund incurs costs in connection with opening and closing reverse repurchase agreements.

The use of reverse repurchase agreements can lead to losses because of adverse movements in the price or value of the underlying reference, due to failure of a counterparty or due to tax or regulatory constraints. The performance of the Fund’s reverse repurchase agreements may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such reverse repurchase agreements. Reverse repurchase agreements may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying reference.

Because bilateral reverse repurchase agreements are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Counterparty Risk. The Fund’s use of reverse repurchase agreements exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. Some reverse repurchase agreements can be closed only with the consent of the other party to the agreement. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in reverse repurchase agreements with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Because the contract for each reverse repurchase agreement is individually negotiated, the counterparty may interpret contractual terms differently than the Fund and, if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under reverse repurchase agreements, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund is subject to the risk that issuers of the Fund’s portfolio instruments may default on their obligations under those instruments and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Target Exposure and Rebalancing Risk. Although the Fund will seek to achieve and maintain exposure to Bitcoin equal to the Target Exposure, it is possible in certain circumstances that the Fund may not succeed in achieving or maintaining this exposure, possibly maintaining substantially lower exposure for extended periods of time. This could happen if the Fund needs to invest more of its total assets in Cash and Fixed Income Investments to maintain qualification as a RIC under the Code; if the Bitcoin futures held by the Subsidiary do not have sufficient exposure to Bitcoin to reach the Target Exposure without the Fund having to invest more than 25% of its total assets in the Subsidiary; or under the circumstances described above under “Borrowing and Leverage.”

The Fund’s ability to maintain this level of exposure to Bitcoin is dependent on its FCM(s) not increasing the collateral the Fund is required to post as a percentage of the value of the Fund’s Bitcoin futures, and the Fund’s ability to increase its exposure to Bitcoin is dependent on its FCM(s) decreasing this amount of collateral. There can be no assurance that the Fund’s FCM(s) will not instead increase the amount of collateral the Fund is required to post, thereby causing the Fund to reduce its exposure to Bitcoin. In particular, if in the future the Fund were to grow beyond the $25 million Initial Cap on its net assets, it is possible that the Fund would need to expand its list of FCMs to include FCMs that require more collateral than the Fund’s current FCM(s) at that time. If this were the case, one consequence of increasing the Fund’s net assets would be to reduce the Fund’s exposure to Bitcoin as a percentage of net assets of the Fund.

In order to seek to achieve and maintain exposure to Bitcoin through Bitcoin futures equal to the Target Exposure of 100%, the Fund will need to periodically rebalance the Bitcoin futures held by the Subsidiary. This rebalancing means that returns of the Fund will not compound to the same extent as, and may deviate substantially from, the returns from holding an amount of Bitcoin equal to the net assets of the Fund directly. The magnitude and direction of this effect is impossible to predict and is highly dependent on the path of Bitcoin price movements and the timing of rebalancing. For instance, if the Fund’s exposure to Bitcoin through Bitcoin futures is less than the Target Exposure, then if the price of Bitcoin increases steadily over time, it is likely that the Fund will underperform a direct investment in an equivalent amount of Bitcoin. Other things being equal, more significant movements, up or down, will require more significant adjustments to the Bitcoin futures held by the Subsidiary. Because of this, it is possible that the Fund’s actual exposure to Bitcoin will deviate from the Target Exposure during periods of time when the prices of Bitcoin futures are volatile. These risks are particularly acute for the Fund due to the high degree of volatility in Bitcoin futures.

Additionally, the rebalancing of the Fund’s Bitcoin futures may result in a large amount of trading volume relative to the size of the Bitcoin futures market, which may expose the Fund to increased trading costs and commissions and may adversely affect the market price of the Bitcoin futures held by the Fund. This risk is heightened for Bitcoin futures because Bitcoin futures roll on a monthly basis, unlike many futures contracts which roll on a quarterly basis.

The time and manner in which the Fund rebalances the Bitcoin futures held by the Subsidiary may vary at the discretion of the Adviser depending on market conditions and other circumstances.

Tracking Error Risk. Although the Fund will seek to achieve and maintain exposure to Bitcoin equal to the Target Exposure, there are several factors that may cause the returns of the Fund to differ substantially from the returns from holding an amount of Bitcoin equal to the net assets of the Fund directly. For instance, it is possible in certain circumstances that the Fund may reduce its exposure to Bitcoin, possibly substantially and for extended periods of time. This could happen if the Fund needs to invest more of its total assets in Cash and Fixed Income Investments to maintain qualification as a RIC under the Code, if the Bitcoin futures held by the Subsidiary do not have sufficient exposure to Bitcoin to reach the Fund’s Target Exposure without the Fund having to invest more than 25% of its total assets in the Subsidiary, or under the circumstances described above under “Borrowing and Leverage.”

Another important difference between investing in the Fund and holding Bitcoin directly is that, for the reasons discussed above under “Investment Objective and Principal Investment Policies,” the Fund will hold the Cash and Fixed Income Investments. Although the Adviser expects the value of the Cash and Fixed Income

Investments to be significantly less volatile than the value of the Fund’s Bitcoin investments, changes in the value of the Cash and Fixed Income Investments will impact the Fund’s NAV. This means, for example, that it is possible that an increase in the price of Bitcoin could fail to result in an increase in the Fund’s NAV if it is offset by a decrease in the value of the Cash and Fixed Income Investments.

The composition of the market participants in the Bitcoin futures markets may cause the returns of the Fund to differ significantly from the return on holding Bitcoin directly. In a situation where demand for Bitcoin futures comes primarily from market participants looking to hedge their long positions in direct Bitcoin holdings, in order to induce speculators to purchase the other side (the long side) of the Bitcoin futures, the hedger generally must sell the Bitcoin futures at a lower price than the expected future cash price of Bitcoin (which may be referred to as “backwardation”). Conversely, in a situation where demand for Bitcoin futures comes primarily from investors looking to acquire long exposure to Bitcoin, speculators will generally only sell the other side (the short side) of the Bitcoin futures at a higher futures price than the expected future cash price of Bitcoin (which may be referred to as “contango”). The changing nature of the participants in the Bitcoin futures market will influence whether futures prices are above or below the expected future cash price, which can result in the Fund under- or over-performing a direct investment in Bitcoin.

Additionally, the Fund intends to gain exposure to Bitcoin through cash-settled Bitcoin futures. These instruments involve the risk that changes in their value may not move as expected relative to changes in the value of Bitcoin. Cash-settled Bitcoin futures are based on reference rates, not the Bitcoin cash market. There is not a single source for pricing Bitcoin and pricing from one Bitcoin exchange to the next can vary widely. There can be no assurance that the reference rates underlying cash-settled Bitcoin futures, and consequently the price of cash-settled Bitcoin futures, will track the value of Bitcoin. In addition, Bitcoin futures have a limited trading history and there can be no assurance that the value of Bitcoin futures will track the value of Bitcoin, at any particular time or on average and over time. In particular, the volatility of the price of Bitcoin makes it more likely that the futures exchange circuit breaker will be triggered, which halts trading in the Bitcoin futures for a specified period of time if the price of the futures moves more than a specified percentage from the previous trading day’s closing price. In the event a circuit breaker is triggered, the Fund may be temporarily unable to rebalance its exposure to Bitcoin, and the value of its investments in Bitcoin futures may deviate substantially from the value of an amount of Bitcoin equal to the net assets of the Fund. See “Valuation Risk” below.

Valuation Risk. Under normal circumstances, the NAV of the Fund reflects the value of the assets held by the Fund, as of the time the NAV is calculated. The NAV of the Fund includes, in part, any unrealized profits or losses on open Bitcoin futures positions. The Fund’s investments may be fair valued by the Adviser Valuation Committee as defined under, and in accordance with the procedures described under, “Determination of Net Asset Value” below. Due to the potential for trading halts, including as a result of forks or the volatility of Bitcoin futures, and the potential for fraud and manipulation in the Bitcoin cash markets, the likelihood of such a fair value determination may be higher in the case of the Fund than for similar funds that invest in different futures contracts. The fair value of an investment determined by the Adviser may be different from other value determinations of the same investment. Such fair value prices generally would be determined based on available inputs about the current value of the underlying reference assets and would be based on principles that the Adviser deems fair and equitable. Errors in calculation of the Fund’s NAV also may cause the Fund’s NAV to be overstated or understated and may affect the performance of the Fund and the value of an investment in the Fund.

Financing Risk. The ability of the Fund to maintain its target portfolio is highly dependent on its ability to obtain economic leverage through transactions such as reverse repurchase transactions or other forms of financing, as well as its ability to obtain sufficient exposure to Bitcoin through Bitcoin futures to achieve its target exposure, as described above under “Investment Objective and Principal Investment Policies” and “Borrowing and Leverage.” Although the Fund intends to seek this leverage from various financial institutions and FCMs, there can be no assurance that these parties will provide or continue to provide leverage to the Fund in the future on acceptable terms, or at all. If these parties cease to provide the Fund with this leverage, the Fund will be forced to reduce its exposure to Bitcoin futures.

Government Securities Risk. The Fund may invest directly or indirectly in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations which differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Foreign Government Obligations and Securities of Supranational Entities Risk. Exposure to foreign government obligations makes the Fund vulnerable to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may have investment exposure have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations.

Debt Investing Risk. The values of debt securities to which the Fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities, overall economic activity, the financial condition of issuers of debt securities in which the Fund invests and on the management of the Fund.

Credit Risk. The value of a debt security depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded. The obligations of issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Extension Risk. If interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Prepayment Risk. The issuer of a debt security may repay all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

Cash Position Risk. To the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its investment objective may be limited.

Interest Rate Risk. The values of the Fund’s investments in U.S. government securities, foreign government obligations and securities of supranational entities, and corporate debt obligations change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest. Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities, overall economic activity, the financial condition of issuers of debt securities in which the Fund invests and on the management of the Fund.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified”

fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Management and Operational Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may fail to use futures effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Additionally, as described above under “Target Exposure and Rebalancing Risk,” the Fund will need to periodically rebalance its positions in Bitcoin futures and Cash and Fixed Income Investments. The Fund runs the risk that the Adviser may choose to perform such rebalancings at disadvantageous times. For example, the Adviser may rebalance the Fund’s investments by reducing the Fund’s exposure to Bitcoin shortly before an increase in the price of Bitcoin.

Any imperfections, errors or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

Tax Risk. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

No Prior History. The Fund is a newly-organized closed-end management investment company with no history of operations, thus has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance, and is designed for long-term investors and not as a trading vehicle.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund.” In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are expected to be for a maximum of 5% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the

Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.

A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. Because the repurchase price for Shares will be the NAV of the Shares on the Repurchase Pricing Date (as defined below), price volatility of Bitcoin may result in the repurchase price on any Repurchase Pricing Date being lower than the average NAV over a period. In addition, this volatility may contribute to an increased risk that the Fund’s NAV per Share at the time an investor makes an investment decision will substantially differ from the price per Share that the investor will ultimately pay. See “Plan of Distribution.” In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Portfolio Turnover. The Fund’s portfolio turnover and frequent trading of Bitcoin futures may result in higher transaction costs than if the Fund traded less frequently. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund expects to engage in portfolio turnover in response to shareholder purchases, to meet repurchase requests and to rebalance the size of the Subsidiary to comply with the Subsidiary Asset Cap due to changes in the price of Bitcoin futures. Depending on the level of shareholder purchase and repurchase activity and changes in the price of Bitcoin futures, the Fund may have significant portfolio turnover, potentially in excess of 100%. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. In addition, although the Fund’s trading of Bitcoin futures is not included in the calculation of portfolio turnover, the Fund’s active and frequent trading of Bitcoin futures will result in transaction costs to the Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio securities or to meet anticipated repurchases of its Shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. The Fund’s expense limitation agreements, which generally remain in effect for a period of one year, mitigate this risk. However, there is no assurance that the Adviser will renew such expense limitation agreements from year-to-year.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

FUND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund.

Annual Fund Operating Expenses

(as a percentage of net assets attributable to the Shares)(1)

Management Fees	1.00%

Interest Payment on Borrowed Funds(2)	1.50%

Distribution and/or Service Fees(3)	0.10%

Other Expenses(4)	3.15%

Total Annual Fund Operating Expenses	5.75%
(Fee Waiver and/or Expense Reimbursement)/Recoupment(5)	(2.25)%

Total Annual Fund Operating Expenses After (Fee Waiver/Expense Reimbursement)/Recoupment	3.50%

(1)

Amount assumes that the Fund sells $25,000,000 worth of Shares during the Fund’s first twelve months and that the Fund’s net offering proceeds from such sales equal $25,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of Shares the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount over the following twelve months, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will sell $25,000,000 worth of Shares during the following twelve months.

(2)

“Interest Payments on Borrowed Funds” are based on estimated leverage in the form of reverse repurchase agreements and estimated interest rates for the current fiscal year. If the Fund were to incur higher levels of leverage or pay higher interest rates, interest payments on borrowed funds as a percentage of net assets would be higher.

(3)	Distribution and/or Service Fees include a 0.05% fee paid pursuant to the Distribution and Servicing Plan and a 0.05% fee paid pursuant to the Services Agreement.
(4)	Other Expenses are based on estimated amounts for the Fund’s current fiscal year.
(5)

The Fund is responsible for its operating expenses, including its organization expenses, which are expensed as incurred and are subject to the expense limitation agreement described below. Notwithstanding the foregoing, through February 28, 2021, the Adviser (defined below) has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund (including organizational and offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses, other than Excluded Expenses, to 2.00% of the average daily net assets of the Fund. The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses (excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) and the consent of the Adviser.

Example. The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. Because there are no costs to you associated with repurchases of your Shares, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV and that the Fund’s operating expenses (as described above) remain the same, except to reduce annual expenses to reflect the completion of organization and offering expenses, and takes into account the effect of the fee waiver and/or expense reimbursement (if any) during the first year. The Example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$115	$196	$406

CONSOLIDATED FINANCIAL HIGHLIGHTS

The Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on January 15, 2019, pursuant to a Certificate of Trust. The Fund has no operating history. The Fund’s principal office is located at 510 Madison Ave, 21st Floor, New York City, NY 10022.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of Shares in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies promptly following receipt of the proceeds. Pending investment of the net proceeds, the Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Set forth is additional information about the Fund’s investment strategies and risks. When used in this prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund invests indirectly by investing in futures through its wholly-owned and controlled subsidiary (the “Subsidiary”). The Fund may be exposed to the different types of investments described below through its investments in the Subsidiary. The allocation of the Fund’s portfolio in the Subsidiary will vary over time and might not always include all of the different types of investments described herein.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT POLICIES

The Fund pursues its investment objective primarily by investing in Bitcoin futures contracts (“Bitcoin futures”). Futures are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of Bitcoin futures, the underlying reference asset is Bitcoin. Futures contracts may be cash-settled or physically-settled. When a cash-settled future expires, if the value of the underlying asset exceeds the futures price, the seller pays to the purchaser cash in the amount of that excess, and if the futures price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. When a physically-settled future expires, the seller is obligated to deliver the underlying asset to the purchaser in exchange for the futures price agreed to at the outset of the contract. The only Bitcoin futures in which the Fund will invest are cash-settled Bitcoin futures traded on commodity exchanges registered with the CFTC.

At expiration, the cash settlement amount for the Bitcoin futures held by the Fund will be determined by comparing the price at which the Fund purchased the futures contract on the relevant futures exchange with the reference rate specified by that exchange on the expiration date. For example, the Chicago Mercantile Exchange has specified that the reference rate for its Bitcoin futures will be a volume-weighted composite of Bitcoin prices on multiple Bitcoin exchanges. The Fund will not invest in Bitcoin or other digital assets directly.

The Fund will seek to purchase a number of Bitcoin futures so that the total value of the Bitcoin underlying the Bitcoin futures held by the Fund is as close to 100% of the net assets of the Fund (the “Target Exposure”) as it is reasonably practicable to achieve, although as described in further detail below, there can be no assurance that the Fund will be able to achieve or maintain the Target Exposure. The Fund intends to execute these purchases on commodity exchanges registered with the CFTC through futures commission merchants (“FCMs”). An FCM is a brokerage firm that solicits or accepts orders to buy or sell futures contracts and accepts money or other assets from customers to support such orders. The Fund does not intend to hold short positions in any futures. Although the Fund’s Bitcoin futures will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post, the Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets. The Fund will engage in active and frequent trading of Bitcoin futures in seeking to maintain the Target Exposure.

The Fund expects to invest in Bitcoin futures through a wholly-owned and controlled subsidiary (the “Subsidiary”) organized in the Cayman Islands and advised by the Adviser. When used in this prospectus, the term “invest” includes both direct investing by the Fund and indirect investing through the Subsidiary, and the term “investments” includes both direct investments and indirect investments. Because the Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary will generally be limited to 25% of the Fund’s total assets, tested each time the Fund invests assets in the Subsidiary and at the end of each fiscal quarter (the “Subsidiary Asset Cap”).

Although the Fund will seek to maintain the Target Exposure to Bitcoin, the maximum exposure to Bitcoin that the Fund is able to achieve will be primarily determined by two factors: (1) the Subsidiary Asset Cap and (2) the amount of exposure to Bitcoin provided by the Bitcoin futures held by the Subsidiary. In addition, the Fund expects to periodically rebalance its positions in Bitcoin futures in order to seek to achieve or maintain the Target Exposure or to maintain compliance with the Subsidiary Asset Cap, as applicable, and may carry out any such rebalancing over a period of time in order to allow the Fund to rebalance its positions in a manner intended to reduce transaction costs. As of the date of this prospectus, based on the amount of exposure to Bitcoin currently available in the Bitcoin futures market, the Fund expects initially to maintain an exposure to an amount of Bitcoin approximately equal to the Target Exposure. There can be no assurance that the Fund will achieve, or will be able to maintain, any particular level of exposure. The Fund’s actual exposure to Bitcoin at any particular point in time may be less than the Target Exposure, and may be materially less.

In addition to the Fund’s investments in Bitcoin futures, the Fund expects to have significant holdings of cash, U.S. government securities and investment grade securities issued by foreign governments, supranational entities and, to a lesser extent, corporations (the “Cash and Fixed Income Investments”). The Cash and Fixed Income Investments are intended to provide liquidity, to serve as collateral for the Fund’s Bitcoin futures and to support the Fund’s use of leverage. Although the amount of Cash and Fixed Income Investments held by the Fund may change over time and will be determined primarily by the amount needed to seek to achieve or maintain the Target Exposure, the Fund intends, under normal circumstances, to invest at least 40% of its total assets in investment-grade fixed income investments that are issued by foreign governments, supranational entities or corporations (with the remaining assets of the Fund invested in cash, cash equivalents, U.S. government securities and the Subsidiary). In addition, because the Fund intends to qualify as a RIC under the Code, the Fund will generally hold Cash and Fixed Income Investments such that, at the end of each fiscal quarter, at least 50% of the value of the Fund’s total assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.

There can be no assurance that the Fund’s investments in Bitcoin futures will appreciate in value at any time, or on average or over time. Additionally, there can be no assurance that changes in the value of the Fund’s Bitcoin futures will track the changes in the value of Bitcoin. Bitcoin is not an income-generating asset and the Fund’s investments in Bitcoin futures are not expected to pay dividends or other distributions in the way common stock of companies may. Therefore, any positive return on an investment in the Shares would generally come only from appreciation of the Fund’s investments in Bitcoin futures, and from income generated by the Fund’s Cash and Fixed Income Investments. At any time at which the Fund’s exposure to Bitcoin through Bitcoin futures is less than the Target Exposure — i.e., less than 100% of the Fund’s net asset value — any changes in value of Bitcoin will result in proportionally smaller changes in value of the Shares.

The Fund will generally hold its investments in Bitcoin futures during periods in which the price of Bitcoin is flat or declining as well as during periods in which the price of Bitcoin is rising, and the Adviser will generally not seek to change the Fund’s Target Exposure based on daily price changes. For example, if the Fund’s positions in Bitcoin futures are declining in value, the Fund generally will not close out its positions except in order to meet repurchase requests. As a result, any decrease in value of the Bitcoin futures in which the Fund invests will result in a decrease in the NAV.

Overview of the Bitcoin Market. Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network, commonly referred to as the Bitcoin protocol. The value of Bitcoin, like the value of other digital assets, is not backed by any government, corporation, or other identified body. Ownership and the ability to transfer or take other actions with respect to Bitcoin is protected through cryptography (encryption intended to protect digital data). The supply of Bitcoin is constrained or formulated by its protocol instead of being explicitly delegated to an identified body (e.g., a central bank or corporate treasury) to control. Units of Bitcoin are treated as fungible. Bitcoin and certain other types of digital assets are sometimes referred to as digital currencies or cryptocurrencies. No single entity owns or operates the Bitcoin network, the infrastructure of which is collectively maintained by a decentralized group of participants who run computer software that results in the recording and validation of transactions (commonly referred to as “miners”), developers who propose improvements to the Bitcoin protocol and the software that enforces the protocol, and users who choose what Bitcoin software to run. Bitcoin was developed within the last decade and, as a result, there is little data on its long-term investment potential. Bitcoin is not backed by a government-issued legal tender such as Federal Reserve notes or any commodity money such as silver or gold coins.

Bitcoin is “stored” or reflected on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset. A blockchain is a canonical record of every digital asset: the blockchain records every “coin” or “token,” balances of digital assets, every transaction and every address associated with a quantity of a particular digital asset. Bitcoin utilizes the blockchain to record transactions into and out of different addresses, facilitating a determination of how much Bitcoin is in each address.

Bitcoin is created by “mining.” Mining involves using a sophisticated computer program to solve very complex mathematical problems on a powerful computer. To begin mining, a miner can download and run a mining client, which turns the user’s computer into a “node” on the Bitcoin network that validates blocks. When a computer solves a complex computation involving all or some of the proposed transactions broadcast to the network, the computer creates a “block” consisting of these transactions. As each newly solved block refers back to and “connects” with the immediately prior solved block, the addition of a new block adds to the blockchain in a manner similar to a new link being added to a chain. Each new proposed transaction is broadcast to the network and is eventually recorded in the blockchain. A miner’s proposed block is added to the blockchain once a majority of the nodes on the network confirm the miner’s work. Miners that are successful in adding a block to the blockchain are automatically awarded a fixed amount of Bitcoin for their effort plus any transaction fees paid by transferors whose transactions are recorded in the block. This reward system is the means by which new Bitcoins enter circulation. This reward system, called proof of work, also ensures that all of the versions of the blockchain are kept in consensus. Certain other digital assets use other consensus mechanisms — such as proof of stake — that impact the mechanics of how new units of such digital assets are created.

The process by which Bitcoin transactions are broadcast to the Bitcoin network and then published in successively created blocks by miners typically takes approximately 10 minutes to an hour. While there is no universal definition of transaction settlement, the classic Bitcoin client by default considers a transaction confirmed when it has been published six blocks deep. Although previously there were minimal or no transaction costs in direct peer-to-peer transactions on the Bitcoin network, more recently the Bitcoin network has faced a scaling challenge that has led to significantly increased fees. The Bitcoin network has in the past been at or near capacity. For example, during the period from January 1, 2017 to September 27, 2019, Bitcoin transaction fees have increased from $2.13 per Bitcoin transaction, on average, to a high of $37.49 per transaction on December 12, 2017, on average. As of September 27, 2019, Bitcoin transaction fees stood at $0.40 per Bitcoin transaction, on average.

Bitcoin can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined on Bitcoin exchanges or in individual end-user-to-end-user transactions under a barter system. One or more private keys control the transfer or “spending” of Bitcoin from an associated public address. To use Bitcoin, a user or a service provider must have access to keys that identify it for its transactions (similar to an ATM card and its related PIN). Bitcoin users keep their keys in electronic “wallets” that can be maintained on their computers, mobile phones, specialized hardware wallets, or wallets provided by online custodians. As of September 27, 2019, there are approximately 18.0 million Bitcoins that have been created, a number that is not permitted grow to more than 21 million, which is estimated to occur by the year 2140. The value of Bitcoin is determined by the supply of and demand for Bitcoin on Bitcoin exchanges (and in private end-user-to-end-user transactions), as well as the number of merchants that accept them. Additionally, several companies and platforms facilitate transactions on over-the-counter (“OTC”) markets, which facilitate exchanges via a dealer network as opposed to on a centralized exchange.

Many Bitcoin transactions happen “on-chain,” with the transaction broadcast to the Bitcoin network and recorded in the blockchain. It is possible, however, for Bitcoin transactions to occur “off-chain” as well. For example, consider a custodian that holds customers’ Bitcoins in an omnibus wallet and allows instantaneous transfers between customers based on changes solely in the custodians’ records indicating how much each customer owns in the wallet. Such transactions are off-chain and data regarding such off-chain transactions is generally not publicly available. In contrast, on-chain digital asset transactions are publicly recorded on the blockchain. Such off-chain transactions are subject to risks because any such transfer of Bitcoin ownership is neither protected by the protocol behind the Bitcoin network nor recorded in and validated through the blockchain mechanism. Other types of off-chain transactions may be safer if, for example, they are validated through consensus mechanisms.

The Bitcoin network was initially contemplated in a white paper purportedly authored by an individual named Satoshi Nakamoto; however, no individual with that name has been reliably identified as Bitcoin’s creator, and the general consensus is that the name is a pseudonym for the actual inventor or inventors. The first Bitcoins were created in 2009 after Nakamoto released the Bitcoin network source code and mined the first block. Since its introduction, the Bitcoin network has been under active development by a group of engineers known as core developers. As an open source project, Bitcoin is not represented by an official organization or authority, although groups including MIT’s Media Lab work to organize the Bitcoin community and to develop and protect the Bitcoin network’s code.

Development of the Bitcoin source code has increasingly focused on modifications of the Bitcoin protocol to enhance speed and scalability. For example, in August 2017, a technical upgrade to the Bitcoin network known as “segregated witness” was adopted which, among other things, enables so-called second layer solutions, such as the Lightning Network, or payment channels that could potentially allow greater speed and number of transactions that the Bitcoin network can process in a given time interval (i.e., transaction throughput). The Lightning Network is an open-source decentralized network that enables the instant off-blockchain transfer of Bitcoin without requiring a trusted third party. The Lightning Network uses bidirectional payment channels, which work as follows: An on-blockchain transaction is required to open a channel, which can later be closed through another on-blockchain transaction. Once a channel is open, value can be transferred instantly between counterparties engaging in Bitcoin transactions without such transactions being broadcasted to the Bitcoin network. This enables increased transaction throughput and reduces the computational burden on the Bitcoin network. The Lightning Network is currently a subject of ongoing research and development and does not yet have material adoption as of September 2019.

Other uses of segregated witness include smart contracts (which are programs that automatically execute on a blockchain) and distributed registers built into, built atop or pegged alongside the blockchain. For example, one white paper published by the blockchain technology company Blockstream calls for the use of “pegged sidechains” to develop programming environments built within blockchain ledgers that can interact with and rely on the security of the Bitcoin network and blockchain while remaining independent thereof. Applications of this concept include open source projects such as RSK, which seeks to create novel open-source smart contract platforms built on the Bitcoin blockchain to allow automated, condition-based payments with increased speed and scalability.

The Fund will not actively participate in these research and development projects, though such projects may utilize Bitcoins as tokens for the facilitation of their non-financial uses, thereby potentially increasing demand for Bitcoins and the utility of the Bitcoin network as a whole. Conversely, to the extent that such projects operate on the Bitcoin blockchain, they may increase the data flow on the Bitcoin network and could either “bloat” the size of the blockchain or result in slower confirmation times. At this time, such projects remain in early stages and have not been materially integrated into the blockchain or Bitcoin network.

Size and Composition of the Bitcoin Market; Competition

Bitcoin is the oldest, best known and largest digital asset available today. Since the advent of Bitcoin, numerous other digital assets have been created. The website CoinMarketCap.com tracks the U.S. dollar price and total market capitalization for each of more than 900 traded digital assets. As of September 27, 2019, Bitcoin represented 68% of the entire digital asset market.

Overview of History of Bitcoin Trading Markets

The first trading venues for Bitcoin were informal exchange services marketed primarily in public online forums. Transactions on these services were effected via anonymous email and the fiat currency portions of these transactions were effected through payment services such as PayPal. These services required their operators to manually match buyers and sellers in order to process exchanges.

Later, automated exchanges that matched buyers and sellers began to form. Many such exchanges have been created in the United States and abroad, with a wide variety of approaches to regulatory compliance, customer protections and cybersecurity protections. There have been several well-publicized hacks of the custody services provided by many of these exchanges, and participants on these exchanges generally face settlement credit risk that the exchange will fail between execution and settlement of a transaction.

Beginning in 2016, and accelerating in 2017, more institutional investors entered the Bitcoin economy. As a result, an increasing number of transactions have occurred in over-the-counter (“OTC”) markets instead of exchanges. This type of trading allows for bespoke trading arrangements that may ease of the burden of trade operations or reduce different types of risks (e.g., counterparty risk).

As a result, there is not a single source for pricing Bitcoin and pricing from one Bitcoin exchange to the next can vary widely. The Fund believes that prices on the Bitcoin exchanges are generally formed by the levels of demand on either side of the exchange’s order book, but that structural barriers to arbitrage between exchanges may allow for larger and/or more persistent differences in prices between Bitcoin exchanges than exist between exchanges for more traditional asset classes. Factors that the Fund believes may influence the relative balance of buyers and sellers on the Bitcoin exchanges include trading activity in the OTC markets; global or regional economic conditions; expected levels of inflation; growth or reversal in the adoption and use of Bitcoin; developments in the regulation of Bitcoin; changes in the preference of market participants between Bitcoin and other digital assets; maintenance and development of the open-source software protocol of the Bitcoin network; and negative consumer or public perception of Bitcoin specifically or digital assets generally. See “Bitcoin Risk” below.

Bitcoin and Bitcoin Futures Volatility and Volume

Bitcoin and Bitcoin futures have generally exhibited tremendous price volatility relative to more traditional asset classes. The following table illustrates historical price volatility of Bitcoin during 2018. There can be no assurance as to the future performance of Bitcoin; past performance and volatility of Bitcoin should not be taken as an indication of future performance or volatility. The table below provides information regarding the price and volatility of Bitcoin.

Asset	Symbol	Start Price	Low Price	High Price	End Price	Maximum Price Range[2]	Daily Return Volatility[3]
Bitcoin[1]	BTC	$13,469.01	$3,164.61	$16,849.50	$3,679.62	31%	83%

Sources:	(1)	Reflects prices from Coinbase Pro, for the period January 1, 2018 through December 31, 2018.
	(2)	Maximum Price Range was computed by first calculating the Price Range for each day as a percent of the day’s midpoint price, and then selecting the highest such Price Range.
	(3)

Daily Return Volatility is the annualized price-return variance computed by taking the standard deviation of daily (4 p.m. to 4 p.m.) price returns for each asset and annualizing them using a 365-day factor.

The following table illustrates trading volumes for Bitcoin on a selection of major markets as of September 27, 2019. The data shown are for trading volumes of Bitcoin against US dollars and exclude trading transactions of Bitcoin against other digital assets (e.g., Tether) or other fiat currencies (e.g., Euros). There can be no assurance as to the future liquidity of Bitcoin.

Bitcoin vs US dollars — Exchange Volume ($000’s)
Year	Bitstamp	Coinbase Pro	Gemini	Itbit
2015	1,542,669	871,440	36,609	217,050
2016	1,108,930	1,239,622	354,109	940,237
2017	21,230,671	28,994,249	13,325,923	1,988,023
2018	30,419,504	36,463,692	13,571,104	9,709,213
2019 (1/1/19 – 9/27/19)	18,057,323	30,303,347	4,496,228	2,812,903

Source: Respective exchanges.

The following chart shows the movements in the prices of Bitcoin and Bitcoin futures during 2018. There can be no assurance that Bitcoin futures will successfully track the price of Bitcoin over time or at any particular time in the future.

The following table illustrates trading volumes and average daily open interest for Bitcoin futures on the Chicago Mercantile Exchange during 2018. There can be no assurance as to the future liquidity of Bitcoin futures.

Bitcoin Futures — Exchange Volume and Open Interest ($000’s) for 2018
Exchange Volume	$127,027
Average Daily Open Interest	$86,687

Forks and Air Drops

A “hard fork” of the Bitcoin network (or any other a digital asset network) occurs when there is a disagreement among users and miners over modifications to the network, which are typically made through software upgrades and subsequently accepted or rejected through downloads or lack thereof of the relevant software upgrade by users. If less than a substantial majority of users and miners consent to a proposed modification, and the modification is not compatible with the software prior to its modification, a fork in the blockchain results, with one prong running the pre-modified software and the other running the modified software. The effect of such a fork is the existence of two versions of the network running in parallel, yet lacking interchangeability. After a fork, holders of the original digital asset typically end up holding equal amounts of the original digital asset and the new digital asset.

For example, in July 2017, Bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several-year dispute over how to increase transaction throughput.

The solution favored by the majority of users and miners was to make software changes that would allow “off-chain” scaling solutions, such as the Lightning Network, which works by allowing secure transactions to occur in a separate network of bilateral payment channels that only periodically settle through a transaction on the main Bitcoin network. A minority group favored a less complex approach of simply increasing the number of transactions that can be validated at the same time. A sizable minority of miners adopted software that implemented the latter approach, which effectively created a new network, the Bitcoin Cash network, with a transaction history identical to the Bitcoin Network’s. The identical transaction history meant that each holder of Bitcoin at the time of the new network’s formation continued to hold Bitcoin for use on the Bitcoin Cash network, but also received an equal amount of Bitcoin Cash for use on the new network.

Forks may also occur after a significant security breach. For example, in June 2016, a smart contract developed and deployed on the Ethereum network was hacked and approximately $60 million worth of Ether was stolen, which resulted in most participants in the Ethereum ecosystem electing to adopt a hard fork that effectively reversed the hack. However, a minority of users continued to develop the old blockchain, now referred to as “Ethereum Classic” with the digital asset on that blockchain now referred to as Ether Classic, or ETC. Ether Classic remains traded on several digital asset exchanges.

Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run for any given digital asset. Such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of the network while resisting community-led efforts to merge the two chains, resulting in a permanent fork.

A hard fork can introduce new security risks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the Bitcoin network, thereby making the network more susceptible to attack. A fork in the Bitcoin network could adversely affect an investment in the Shares.

In addition to forks, Bitcoin (or any other digital asset) may become subject to a similar occurrence known as an “air drop.” In an air drop, the promotors of a new digital asset announce to holders of another digital asset that they will be entitled to claim a certain amount of the new digital asset for free simply by virtue of having held the original digital asset at a certain point in time leading up to the air drop. For example, in March 2017, the promoters of Stellar Lumens announced that anyone that owned Bitcoin as of June 26, 2017 could claim, until August 27, 2017, a certain amount of Stellar Lumens.

Although some futures exchanges have published or may in the future publish mechanisms intended to compensate holders of Bitcoin futures for the loss in value following certain forks that meet specified criteria, there can be no assurance that these mechanisms will adequately compensate the Fund for the full loss of value or that any particular fork will meet the criteria for adjustment. It is possible that following a significant fork, the Fund would receive a cash adjustment, or would receive an additional listed futures contract linked to the forked asset, or that the Fund would not have the benefit of any adjustment. In addition, even if the Fund were to benefit from an adjustment following a fork, there is substantial uncertainty as to whether the adjustment will adequately compensate the Fund for any loss of value resulting from the fork.

Miners

Bitcoin uses miners to solve difficult mathematical problems. Miners range from Bitcoin enthusiasts to professional mining operations that design and build dedicated machines and data centers. The vast majority of mining is now undertaken by “mining pools.” A miner’s daily expected reward is proportional to the miner’s contribution to her the Bitcoin network’s aggregate processing power or “hash rate.” Given the limited number of blocks produced per day and the statistically uncertain nature of finding blocks, a miner acting alone would experience very high variance in block rewards. Because of these facts, most miners join mining pools wherein multiple miners act cohesively and share any rewards.

Forms of Attack

Exploitation of Flaws in the Bitcoin Source Code

In the past, flaws in the source code for Bitcoin have been exposed and exploited, including those that exposed users’ personal information and/or resulted in the theft of users’ Bitcoin. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in or exploitations of the source code that allow a malicious actor to take or create money in contravention of known network rules have occurred, albeit rarely. For example, in 2010 hackers exploited a flaw in the Bitcoin network source code that allowed them to generate 184 billion Bitcoins. However, the Bitcoin community and developers identified and reversed the manipulated transactions within approximately three hours, and the flaw was corrected with an updated version of the Bitcoin protocol.

In addition, other digital asset networks, such as the Ethereum network, have been subjected to a number of denial-of-service attacks, which in the case of the Ethereum network led to temporary delays in block creation and in the transfer of Ether.

Greater than 50% of Network Computational Power

In the past, mining pools have gained control of significant amounts of the processing power or “hash rate” of the Bitcoin network. If a mining pool obtains control of more than 50% of the hash rate of the Bitcoin network, a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain. During May and June 2014, mining pool GHash.IO’s processing power approached and during a twenty-four to forty-eight hour period, may have exceeded 50% of the processing power on the Bitcoin network. Although no malicious activity or abnormal transaction recording was observed at the time, the incident focused attention on the influence of mining pools. This form of attack is an issue for proof of work-based systems like the Bitcoin network but not as much for proof of stake based systems. If a malicious actor acquired sufficient computational power necessary to control the Bitcoin network, among other things, it would be able to reverse transactions and engage in double-spending, or prevent some or all transactions from being confirmed and prevent some or all other miners from mining any valid new blocks.

Moreover, certain hardware providers may create hardware that collectively has majority power and the manufacturer could potentially exert control itself. For example, it was discovered that the mining machines produced by Bitmain contained backdoor code that would allow Bitmain to remotely shut down the mining machines. This vulnerability is colloquially referred to as the “Antbleed backdoor.” At worst, the Antbleed backdoor could have allowed Bitmain to shut off up to an estimated 70% of the global hash rate. Bitmain released an official response to the controversy claiming that the Antbleed backdoor had no malicious intent, and on April 28, 2017, the day following the discovery of the Antbleed backdoor, Bitmain released new source code and firmware upgrades for its mining hardware to remove the backdoor.

Cancer Nodes

Cancer nodes are computers that appear to be participating in the Bitcoin network, but that are not in fact connected to the network, which a malicious actor sets up to place users onto a separate network or disconnect them from the Bitcoin network. By using cancer nodes, a malicious actor can disconnect the target user from the Bitcoin economy entirely by refusing to relay any blocks or transactions. Software programs have attempted to make these attacks more difficult by limiting the number of outbound connections through which users are able to connect to the Bitcoin network.

Double-Spending Risks

A malicious actor may attempt to double spend Bitcoin by manipulating the formation of the blockchain. In this type of attack, a miner creates a valid new block containing a double-spend transaction and schedules the release of such attack block so that it is added to the blockchain before a target user’s legitimate transaction can be included in a block. All double-spend attacks require that the miner sequence and execute the steps of its attack with sufficient speed and accuracy. Double-spend attacks require extensive coordination and are very expensive. Typically, transactions that allow for a zero-confirmation acceptance tend to be prone to these types of attacks. Accordingly, traders and merchants may execute instantaneous/zero-confirmation transactions only if they are of sufficiently low-value. Users and merchants can take additional precautions by adjusting their network software programs to connect only to other well-connected participants in the Bitcoin network and to disable incoming connections.

Government Oversight

Regulatory guidance and the possibility of government action has been significant in shaping the evolution of the market. A number of U.S. federal and state agencies and foreign governments and agencies have finalized or proposed rules or guidance, conducted investigations and issued subpoenas, engaged in successful prosecutions, and issued consumer advisories related to Bitcoin and other digital assets. For example, the Financial Crime Enforcement Network and certain state financial regulatory agencies require that companies that provide certain services in digital assets obtain licenses or registrations, and have anti-money laundering and sanctions programs, among other requirements, which licenses or registrations can be difficult or costly to obtain or maintain. Continued government and agency actions are likely to continue to be significant to the development of the market and the price of Bitcoin, as described in more detail under “Risk Considerations — Risks Related to Regulation.”

Additional Information About the Fund’s Principal Investment Strategies

Borrowing and Leverage. Although the Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets, the Fund will seek to achieve and maintain the Target Exposure of 100% by using leverage inherent in futures contracts and through reverse repurchase agreements. The Fund’s Bitcoin futures will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post to its FCM. The Fund’s investments in futures and reverse repurchase agreements will not be considered to be senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), to the extent the Fund either (1) enters into an offsetting (“covered”) position for the same type of financial asset or (2) segregates cash or liquid securities with a value at least equal at all times to that portion of its potential obligations not covered. The Fund may be unable to use such segregated or earmarked assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent a Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. The Fund may modify its asset segregation policies from time to time.

The Fund may also borrow for investment purposes in compliance with the requirements of the 1940 Act. The Fund’s use of these forms of economic leverage is intended to allow the Fund to seek to achieve and maintain the Target Exposure to Bitcoin.

The 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) at the time that it issues senior securities. This means that the value of the Fund’s senior securities representing indebtedness may not exceed one-third of the value of its total assets (including such senior securities), measured at the time the Fund issues the senior securities. The 1940 Act also requires the Fund to provide for a prohibition on the declaration of cash distributions or repurchases of Shares unless any senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. Investments or trading practices that involve contractual obligations to pay in the future are subject to the same requirements unless the Fund designates liquid assets in an amount the Fund believes to be equal to the Fund’s contractual obligations (marked-to-market on a daily basis) or, for certain instruments, appropriately “covers” such obligations with offsetting positions.

In addition to any more stringent terms imposed by a lender, the 1940 Act generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the fund) or distribution on the fund’s stock or the repurchase of any of the fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300%, after deducting the amount of the dividend, distribution or purchase price, as the case may be. Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly. See “Effects of Leverage” below.

Subsidiary. Under an investment management agreement with the Subsidiary, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to the Fund in respect of the Fund’s exposure to commodity interests. To the extent the Adviser receives compensation for providing such services to the Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary. The Fund does not currently intend to sell or transfer all or any portion of its ownership interest in the Subsidiary. The Fund reserves the right to establish an additional subsidiary or subsidiaries, subject to approval of the Board.

Changes to the Fund’s Investment Policies. The Fund’s investment objective and policies may be changed without shareholder approval unless an objective or policy is identified in the prospectus or in the Statement of Additional Information as “fundamental.”

Temporary Defensive Positions. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

RISK CONSIDERATIONS

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

The Fund is subject to the principal risks described below, whether through the Fund’s direct investments, investments by its Subsidiary or derivatives positions. As with any investment company, there is no guarantee that the Fund will achieve its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

The Fund is subject to both the risk that Bitcoin decreases in value and the risk that the Fund’s strategy of gaining exposure to Bitcoin through Bitcoin futures fails to achieve its objective. This second risk — that the Fund’s strategy of investing in Bitcoin futures underperforms a direct investment in an equivalent amount of Bitcoin — can result from risks inherent in the market for the Bitcoin futures or from the implementation of the Fund’s investment strategy. Each of these risks is set out in more detail below.

Risks Related to Bitcoin

Volatility Risk. Bitcoin and Bitcoin futures have generally exhibited tremendous price volatility relative to more traditional asset classes. For instance, during the period from December 17, 2017 to December 14, 2018, Bitcoin experienced a decline of roughly 84%. The value of the Fund’s Bitcoin futures could decline rapidly, including to zero. The price of Bitcoin has historically been highly volatile due to speculation regarding potential future appreciation in value. Further, political or economic crises may motivate large-scale sales of Bitcoin, which could result in a rapid reduction in the price of Bitcoin.

Because the repurchase price for Shares will be the NAV of the Shares on the Repurchase Pricing Date (as defined below), price volatility of Bitcoin may result in the repurchase price on any Repurchase Pricing Date being lower than the average NAV over a period. In addition, this volatility may contribute to an increased risk that the Fund’s NAV per Share at the time an investor makes an investment decision will substantially differ from the price per Share that the investor will ultimately pay. See “Plan of Distribution.”

Bitcoin Risk. The further development and acceptance of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. For example, Bitcoin faces significant obstacles to increasing the usage of Bitcoin without resulting in higher fees or slower transaction settlement times, and attempts to increase the volume of transactions may not be effective. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of Bitcoin futures and therefore an investment in the Shares.

The use of Bitcoin to, among other things, buy and sell goods and services is part of a new and rapidly evolving industry that employs digital assets based upon computer-generated mathematical and/or cryptographic protocols. Bitcoin is a prominent, but not unique, part of this industry. The growth of this industry is subject to a high degree of uncertainty. The factors affecting the further development of this industry, include, but are not limited to:

•	continued worldwide growth or possible cessation or reversal in the adoption and use of Bitcoin and other digital assets;

•

government and quasi-government regulation of Bitcoin and other digital assets and their use, or restrictions on or regulation of access to and operation of the Bitcoin network and other digital asset networks;

•

changes in consumer demographics and public tastes and preferences, including the possibility that market participants may come to prefer other digital assets to Bitcoin for a variety of reasons, including that such other digital currencies may have features (like different consensus mechanisms) or uses (like the ability to facilitate smart contracts) that Bitcoin lacks;

•	the maintenance and development of the open-source software protocol of the Bitcoin network;

•	the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies;

•	the use of the networks supporting digital assets for developing smart contracts and distributed applications;

•	general economic conditions and the regulatory environment relating to digital assets; and

•	negative consumer or public perception of Bitcoin specifically and other digital assets generally.

The venues through which Bitcoin trades are relatively new and, in most cases, largely unregulated and, therefore, may be more exposed to fraud, manipulation and failure than established, regulated exchanges for other assets. Any fraud, manipulation, security failure or operational or other problems experienced by Bitcoin trading venues could result in a reduction in the value of Bitcoin and adversely affect the value of Bitcoin futures and, as a result, an investment in the Shares. Many Bitcoin exchanges lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes. As a result, the prices of Bitcoin on exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

Some market observers have asserted that the Bitcoin market is experiencing a “bubble” and have predicted that, in time, the value of Bitcoin will fall to a fraction of its current value, or even to zero.

Bitcoin has not been in existence long enough for market participants to assess these predictions with any precision, but if these observers are even partially correct, an investment in the Shares may turn out to be substantially worthless.

Currently, there is relatively limited use of Bitcoin in the retail and commercial marketplace in comparison to relatively extensive use as a store of value, thus contributing to price volatility that could adversely affect an investment in the Shares.

Bitcoin has only recently become selectively accepted as a means of payment for goods and services by some retail and commercial outlets, and use of Bitcoins by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for Bitcoin transactions; process wire transfers to or from Bitcoin exchanges, Bitcoin-related companies or service providers; or maintain accounts for persons or entities transacting in Bitcoin. Conversely, a significant portion of Bitcoin’s demand is generated by investors seeking a long-term store of value or speculators seeking to profit from the short- or long-term holding of the asset. Price volatility undermines Bitcoin’s role as a medium of exchange, as retailers are much less likely to accept it as a form of payment. Market capitalization for Bitcoin as a medium of exchange and payment method may always be low. A lack of expansion by Bitcoin into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of Bitcoin, either of which could adversely impact an investment in the Shares. Some research suggests that acceptance of Bitcoin as a means of payment for goods and services has declined in the past year. There can be no assurance that such acceptance will grow, or not decline, in the future.

While Bitcoin, the first widely used digital asset, and many other digital assets were created and mainly serve as a form of money, digital assets can be used to do more complicated things. Some digital assets were built specifically with more complex use cases in mind. For example, the Ethereum network was designed primarily to facilitate smart contracts, with the digital asset Ether serving as the transactional mechanism for many portions of such contracts. Smart contracts are programs that automatically execute on a blockchain, allowing myriad interesting applications to be built. It is possible that market demand for digital assets with use cases beyond serving as a form of money could over time reduce the market demand for Bitcoin, which would adversely impact the price of Bitcoin and the value of Bitcoin futures and, as a result, an investment in the Shares. Additionally, certain digital assets, like IOTA, use non-blockchain technologies to maintain consensus. To the extent market participants come to prefer these other consensus mechanisms or digital assets that use non-blockchain technology, the value of Bitcoin and Bitcoin futures, and therefore an investment in the Shares, may be adversely affected.

Bitcoin faces significant scaling obstacles that can lead to high fees or slow transaction settlement times, and attempts to increase the volume of transactions may not be effective.

The Bitcoin network, like many digital asset networks, faces significant scaling challenges. As of July 2017, Bitcoin could handle, on average, five to seven transactions per second. For several years, participants in the Bitcoin ecosystem debated potential approaches to increasing the average number of transactions per second that the Bitcoin network could handle. As of August 2017, Bitcoin was upgraded with a technical feature known as “segregated witness” that, among other things, would potentially approximately double the transactions per second that can be handled on-chain. More importantly, segregated witness also enables so-called second layer solutions, such as the Lightning Network or payment channels, that could potentially allow greater transaction throughput.

An increasing number of wallets and digital asset intermediaries, such as exchanges, have begun supporting segregated witness and the Lightning Network, or similar technology. However, the Lightning Network does not yet have material adoption as of September, 2019. Additionally, the Lightning Network has not yet seen significant use, and there are open questions about Lightning Network services, such as its cost and who will serve as intermediaries, among other questions.

As the use of digital asset networks increases without a corresponding increase in throughput of the networks, average fees and settlement times can increase significantly. Bitcoin’s network has been, at times, at capacity, which has led to increased transaction fees. During the period from January 1, 2017 to September 27, 2019, Bitcoin transaction fees have increased from $2.13 per Bitcoin transaction, on average, to a high of $37.49 per transaction on December 12, 2017, on average. As of September 27, 2019, Bitcoin transaction fees stood at $0.40 per Bitcoin transaction, on average.

Increased fees and decreased settlement speeds could preclude certain use cases for Bitcoin (e.g., micropayments), and can reduce demand for and the price of Bitcoin, which could adversely impact an investment in the Shares.

There is no guarantee that any of the mechanisms in place or being explored for increasing the scale of settlement of transactions in Bitcoin will be effective, or how long these mechanisms will take to become effective, which could adversely impact an investment in the Shares.

Cybersecurity Risk related to Bitcoin. If the source code or cryptography underlying Bitcoin proves to be flawed or ineffective, malicious actors may be able to steal Bitcoin held by others, which could negatively impact the demand for Bitcoin and therefore adversely impact the price of Bitcoin. In the past, flaws in the source code for Bitcoin have been exposed and exploited, including those that resulted in the theft of users’ Bitcoin. Several errors and defects have been publicly found and corrected, including those that disabled some functionality for users and exposed users’ personal information. Discovery of flaws in or exploitations of the source code that allow a malicious actor to take or create money in contravention of known network rules have occurred. In addition, the cryptography underlying Bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to steal Bitcoin held by others, which could adversely affect the demand for Bitcoin and therefore adversely impact the price of Bitcoin. Even if the affected digital asset is not Bitcoin, any reduction in confidence in the source code or cryptography underlying digital assets generally could negatively impact the demand for Bitcoin and Bitcoin futures and therefore adversely affect an investment in the Shares.

Additionally, if a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power of the Bitcoin network, such actor or botnet could manipulate the blockchain and adversely affect the value of Bitcoin, which would adversely affect the value of the Fund’s investments. The Bitcoin network is subject to control by entities that capture a significant amount of the network’s processing power or a significant number of developers or intermediaries important for the operation and maintenance of the Bitcoin network. The Bitcoin network is secured by a proof-of-work algorithm that depends on the strength of processing power of participants to protect the network. If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority of the processing power dedicated to mining on the Bitcoin network, it may be able to alter the blockchain on which the network and most transactions rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions. However, it could not generate new Bitcoin units or transactions using such control. The malicious actor could “double-spend” its own Bitcoin units (i.e., spend the same units in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. To the extent that such malicious actor or botnet did not yield its control of the processing power on the Bitcoin network or the network community did not reject the fraudulent blocks as malicious, reversing any changes made to the blockchain may not be possible. Further, a malicious actor or botnet could create a flood of transactions in order to slow down confirmations of transactions on the Bitcoin network.

Recently, some digital asset networks have been subject to malicious activity achieved through control over 50% of the processing power on the network. For example, on May 24, 2018, it was reported that attackers compromised the Bitcoin Gold network in this manner and were successfully able to double-spend units of Bitcoin Gold in a series of transactions over the course of at least one week and in a total amount of at least $18 million. Other digital assets such as Verge, Monacoin and Electoneum have also recently suffered similar attacks. Although there have been no reports of such activity on the Bitcoin network, it is believed that certain mining pools may have exceeded the 50% threshold on the Bitcoin network. The possible crossing of the 50% threshold indicates a greater risk that a single mining pool could exert authority over the validation of digital asset transactions, and this risk is heightened if over 50% of the processing power on the Bitcoin network falls within the jurisdiction of a single governmental authority. For example, it is believed that more than 50% of the processing power on the Bitcoin network is now or at one time was located in China. Because the Chinese government has subjected digital assets to heightened levels of scrutiny recently, forcing several digital asset exchanges to shut down, and has reportedly begun to place restrictions on mining activities, there is a risk that the Chinese government could also achieve control over more than 50% of the processing power on the Bitcoin network. To the extent that the Bitcoin ecosystem, including the core developers and the administrators of mining pools, does not act to ensure greater decentralization of mining processing power, the feasibility of a malicious actor obtaining control of the processing power on the Bitcoin network will increase, which may adversely affect an investment in the Shares. See “— Regulatory Risk” below.

A malicious actor may also obtain control over the Bitcoin network through its influence over core or influential developers. For example, this could allow the malicious actor to stymie legitimate network development efforts or attempt to introduce malicious code to the network under the guise of a software improvement proposal by such a developer. To the extent that the Bitcoin ecosystem fails to attract a significant number of users, the possibility that a malicious actor may be able obtain control of the processing power on the Bitcoin network in this manner will remain heightened.

By using cancer nodes, a malicious actor can disconnect the target user from the Bitcoin economy entirely by refusing to relay any blocks or transactions.

Separate from the cybersecurity risks of the Bitcoin protocol, entities that custody or facilitate the transfers or trading of Bitcoin have been frequent and successful targets of cybersecurity attacks, leading to significant theft of Bitcoin.

See “Principal Investment Policies — Overview of the Bitcoin Market — Forms of Attack” above.

If any of these exploitations or attacks occur, it could result in a loss of public confidence in Bitcoin and a decline in the value of Bitcoin futures and, as a result, therefore adversely impact an investment in the Shares.

A temporary or permanent blockchain “fork” could adversely affect an investment in the Shares.

In July 2017, Bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin network can process. Since then, Bitcoin has been forked several times to launch new digital assets, such as Bitcoin Gold, Bitcoin Silver and Bitcoin Diamond. Further hard forks of the Bitcoin blockchain could impact demand for Bitcoin or other digital assets and could adversely impact an investment in the Shares.

Furthermore, a hard fork can introduce new security risks. For example, when Ether/Classic Ether split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued Ethereum exchanges through at least October 2016. An Ethereum exchange announced in July 2016 that it had lost 40,000 Classic Ether, which was worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security. After a hard fork, it may become easier for an individual miner or mining pool’s hashing power to exceed 50% of the processing power of the Bitcoin network, thereby making the network more susceptible to attack. See “— If a malicious actor or botnet obtains control of the Bitcoin network, such actor or botnet could manipulate the blockchain and adversely affect the value of Bitcoin, which would adversely affect the value of the Fund’s investments.”

A fork could also be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Such a fork could adversely affect Bitcoin’s viability. It is possible, however, that a substantial number of users and miners could adopt an incompatible version of Bitcoin while resisting community-led efforts to merge the two chains. This would result in a permanent fork, as in the case of Ether and Classic Ether, as detailed above.

A fork in the Bitcoin network could adversely affect an investment in the Shares.

A disruption of the internet may affect the use of Bitcoin and subsequently the value of the Shares.

Bitcoin is dependent upon the internet. A significant disruption in internet connectivity could disrupt the Bitcoin network’s operations until the disruption is resolved and have an adverse effect on the price of Bitcoin. In particular, some variants of digital assets have been subjected to a number of denial-of-service attacks, which have led to temporary delays in block creation and in the transfer of the digital assets. While in certain cases in response to an attack, an additional “hard fork” has been introduced to increase the cost of certain network functions, the relevant network has continued to be the subject of additional attacks. Moreover, it is possible that if Bitcoin increases in value, it may become a bigger target for hackers and subject to more frequent hacking and denial-of-service attacks.

Bitcoin is also susceptible to border gateway protocol (“BGP”) hijacking. Such an attack can be a very effective way for an attacker to intercept traffic en route to a legitimate destination. BGP hijacking impacts the way different nodes and miners are connected to one another to isolate portions of them from the remainder of the network, which could lead to a risk of the network allowing double-spending and other security issues. If BGP hijacking occurs on the Bitcoin network, participants may lose faith in the security of Bitcoin, which could affect Bitcoin’s value and consequently the value of the Shares.

Any future attacks that impact the ability to transfer Bitcoin could have a material adverse effect on the price of Bitcoin and the value of an investment in the Shares.

Regulatory Risk. Regulatory changes or actions may alter the nature of an investment in Bitcoin or Bitcoin futures or restrict the use of Bitcoin or the operations of the Bitcoin network or exchanges on which Bitcoin trades in a manner that adversely affects the price of Bitcoin or Bitcoin futures and an investment in the Shares. For example, it may become illegal to acquire, hold, sell or use Bitcoin or Bitcoin futures in one or more countries, which could adversely impact the price of Bitcoin and Bitcoin futures.

As Bitcoin and other digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, CFTC, FINRA, the Consumer Financial Protection Bureau (“CFPB”), the Treasury Department, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS and state financial institution regulators) have been examining the operations of digital asset networks, with particular focus on the extent to which digital assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service providers that take custody of digital assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed to investors in digital assets. In addition, federal and state agencies, and other regulatory bodies in other countries have issued rules or guidance about the treatment of digital asset transactions or requirements for businesses engaged in digital asset activity. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against digital asset businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from digital asset activity with respect to digital assets. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the nature of an investment in Bitcoin and Bitcoin futures and/or the ability of the Fund to continue to operate.

The United States Department of Treasury Office of Foreign Assets Control (“OFAC”) has affirmed that the obligations of U.S. persons (and persons otherwise subject to OFAC jurisdiction) to comply with economic sanctions is the same with respect to digital currency as with respect to other assets. In March 2018, OFAC announced that it may add digital currency addresses to the list of Specially Designated Nationals whose assets are blocked, and with whom U.S. persons are generally prohibited from dealing. In November 2018, OFAC for the first time added Bitcoin addresses, associated with an Iranian ransomware scheme, to the Specially Designated Nationals list. Such actions by OFAC, or by similar organizations in other jurisdictions, may introduce uncertainty in the market as to whether Bitcoin that has in the past been associated with such addresses can be easily sold. This “tainted” Bitcoin may trade at a substantial discount to untainted Bitcoin. Reduced fungibility in the Bitcoin markets may reduce the liquidity of Bitcoin and therefore adversely affect their price.

FinCEN requires any administrator or exchanger of convertible digital assets to register with FinCEN as a money transmitter and must comply with the anti-money laundering regulations applicable to money transmitters. FinCEN subsequently issued several interpretive letters clarifying which entities would be considered administrators or exchangers and which would be considered mere “users” not subject to registration. In 2015, FinCEN, working in coordination with the U.S. Attorney’s Office for the Northern District of California, assessed a $700,000 fine against Ripple Labs for violating several requirements of the Bank Secrecy Act by acting as a money services business (MSB) and selling XRP without registering with FinCEN, and by failing to implement and maintain an adequate anti-money laundering program. In 2017, FinCEN assessed a $110 million fine against BTC-E, a now defunct digital asset exchange, for similar violations. The requirement that exchangers that do business in the United States register with FinCEN and comply with anti-money laundering regulations may increase the cost of buying and selling Bitcoin and therefore may adversely affect the price of Bitcoin and an investment in the Shares.

In July 2019, U.S. Treasury Secretary Steven Mnuchin stated that he had “very serious concerns” about cryptocurrencies. Secretary Mnuchin indicated that one source of concern is cryptocurrencies’ potential for being used to fund illicit activities. Secretary Mnuchin has indicated that the U.S. Treasury Department may be seeking to implement new regulations governing cryptocurrency activities to address these concerns.

In 2015, the New York State Department of Financial Services (“NYDFS”) finalized a rule that requires most businesses involved in digital asset business activity in or involving New York, excluding merchants and consumers, to apply for a license, commonly known as a BitLicense, from the NYDFS and to comply with anti-money laundering, cyber security, consumer protection, and financial and reporting requirements, among others. As an alternative to the BitLicense in New York, firms can apply for a charter to become limited purpose trust companies qualified to engage in digital asset business activity.

Other states have considered regimes similar to that imposed by New York or have imposed other regulatory regimes on digital asset businesses.

The inconsistency in applying money transmitting licensure requirements to certain businesses may make it more difficult for these businesses to provide services, which may affect consumer adoption of Bitcoin and its price. In an attempt to address these issues, the Uniform Law Commission passed a model law in July 2017, the Uniform Regulation of Virtual Currency Businesses Act, which has many similarities to the BitLicense and features a multistate reciprocity licensure feature, wherein a business licensed in one state could apply for accelerated licensure procedures in other states. It is still unclear, however, how many states, if any, will adopt some or all of the model legislation.

Furthermore, in February 2018, the NYDFS issued guidance that directed “virtual currency entities” to adopt a written policy to address (1) fraud-related and similar risk areas, including market manipulation; (2) effective procedures and controls; (3) allocation of responsibility for risk monitoring; and (4) investigation procedures in the case of suspected, or actual, fraud and other wrongdoing, including market manipulation. In addition, on April 17, 2017, the New York Attorney General launched a fact-finding inquiry into the policies and practices of online digital asset trading platforms. In connection with the inquiry, the AG’s office sent letters to thirteen major virtual currency trading platforms requesting key information on their operations, internal controls and safeguards to protect customer assets. The AG’s office issued a report in September 2018 with its conclusions, including, for example, that some digital asset exchanges do not have policies or procedures to prevent market manipulation.

The SEC has not asserted regulatory authority over Bitcoin or trading or ownership of Bitcoin and has not expressed the view that Bitcoin should be classified or treated as a security for purposes of U.S. federal securities laws. In fact, senior members of the staff of the SEC have expressed the view that Bitcoin is not a security under the federal securities laws. However, the SEC has commented on Bitcoin and Bitcoin-related market developments and has taken action against investment schemes involving Bitcoin. For example, in a recent letter regarding the SEC’s review of proposed rule changes to list and trade shares of certain Bitcoin-related investment vehicles on public markets, the SEC staff stated that it has significant investor protection concerns regarding the markets for digital assets, including the potential for market manipulation and fraud. In March 2018, it was reported that the SEC was examining as many as 100 investment funds with strategies focused on digital assets. The reported focus of the examinations is on the accuracy of risk disclosures to investors in these funds, digital asset pricing practices, and compliance with rules meant to prevent the theft of investor funds, as well as on information gathering so that the SEC can better understand new technologies and investment products. It has further been reported that some of these funds have received subpoenas from the SEC’s Enforcement Division. The SEC also recently determined that certain digital assets are securities under the U.S. securities laws. In these determinations, the SEC reasoned that the unregistered offer and sale of digital assets can, in certain circumstances, including initial coin offerings (“ICOs”), be considered illegal public offering of securities. A significant amount of funding for digital asset startups has come from ICOs, and if ICOs are halted or face obstacles, or companies that rely on them face legal action or investigation, it could have a negative impact on the value of digital assets, including Bitcoin. Finally, the SEC’s Office of Compliance Inspections and Examinations (“OCIE”) has stated that digital assets are an examination priority for 2019. In particular, OCIE intends to focus its examination on portfolio management of digital assets, trading, custody and safety of client funds and assets, pricing of client portfolios, compliance and internal controls.

The CFTC has regulatory jurisdiction over the Bitcoin futures markets. In addition, because the CFTC has determined that Bitcoin is a “commodity” under the U.S. Commodity Exchange Act and the rules thereunder, it has jurisdiction to prosecute fraud and manipulation in the cash, or spot, market for Bitcoin. Beyond instances of fraud or manipulation, the CFTC generally does not oversee cash or spot market exchanges or transactions involving Bitcoin that do not utilize collateral, leverage, or financing. The National Futures Association (“NFA”) is the self-regulatory agency for the U.S. futures industry, and as such has jurisdiction over Bitcoin futures. However, the NFA does not have regulatory oversight authority for the cash or spot market for Bitcoin exchanges or transactions.

Bitcoin and other digital assets currently face an uncertain regulatory landscape in many foreign jurisdictions such as the European Union, China, the United Kingdom, Australia, Japan, Russia, Israel, Poland, India, Hong Kong, Canada and Singapore. Cybersecurity attacks by state actors, particularly for the purpose of evading international economic sanctions, are likely to attract additional regulatory scrutiny to the acquisition, ownership, sale and use of digital assets, including Bitcoin. The effect of any existing regulation or future regulatory change on the Fund or Bitcoin is impossible to predict, but such change could be substantial and adverse to the Fund and the value of the Shares. Various foreign jurisdictions have, and may continue to in the near future, adopt laws, regulations or directives that affect Bitcoin, particularly with respect to Bitcoin exchanges and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of Bitcoin by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the Bitcoin economy in these jurisdictions as well as in the United States and elsewhere, or otherwise negatively affect the value of Bitcoin.

Most regulatory bodies have not yet issued official statements regarding determinations on regulation of digital assets, users or networks. Since October 2015, in the EU, Bitcoin transactions have been treated as traditional currency transactions and have not been subject to a value added tax. In Russia, regulators announced plans to recognize Bitcoin and other digital assets as legitimate financial instruments by 2018, but announced in September 2017 that they would not yet allow digital assets to be traded on official exchanges or to be used in clearing and settlement infrastructure. In 2013, a Chinese government notice classified Bitcoin as a “virtual commodity,” and not legal tender, and prohibited Chinese banks from using Bitcoin, providing RMB exchange service or brokering Bitcoin payments. In September 2017, following their announcement to ban all initial coin offering (“ICO”) activities (the “2017 PBoC Announcement”), Chinese regulators took a series of actions to shut down digital asset trading on China-based digital asset exchanges, and digital asset exchanges were forced to close down, move overseas or limit their services to OTC trading only. In January 2018, the PBoC issued a circular warning Chinese banks that the provision of financial services for digital asset trading is strictly prohibited. In February 2018, the Chinese government announced that it would tighten regulations on Chinese investors’ participation in overseas ICOs and foreign virtual currency exchanges. In the September 2018 circular issued by the PBoC, the Chinese government strengthened efforts to monitor offshore digital asset exchanges that provide trading services to Chinese investors. Other regulatory actions include directing payment institutions to terminate payment services for suspicious digital asset-related transactions and to close down around 3,000 accounts that were involved in digital asset trading activities, and shutting down digital asset-related websites, social media accounts, and online media. In October 2018, the Shenzhen Court of International Arbitration (the “SCIA”) recognized in a business contract dispute that Bitcoin is not recognized as legal currency and the ban of ICO activities and domestic digital asset exchanges under the 2017 PBoC Announcement. However, SCIA noted that the 2017 PBoC Announcement does not explicitly prohibit the private possession and transfer of digital assets, and that the 2017 PBoC Announcement does not prevent Bitcoin from being protected by Chinese law as property. The SCIA’s decision is contrasted with a reported ruling by the Futian District People’s Court of Shenzhen within the same week, which held that digital asset investments are not protected by Chinese law because of the existing uncertainty about the legality of digital assets. In December 2018, the central bank deputy governor stated that a security token offering is an illegal financial activity in China. There remains significant uncertainty regarding the Chinese government’s future actions with respect to the regulation of digital assets and digital asset exchanges, and the Manager believes that this uncertainty has had and will continue to have an adverse effect on the price of digital assets and therefore the value of an investment in the Shares.

In April 2017, Japanese regulators recognized digital assets as a legal method of payment in its amended payment services laws and required market participants to meet certain compliance requirements and be subject to oversight by the Financial Services Agency. Israel applied capital gains tax to sales of Bitcoin and other digital assets in 2017.

In January 2018, a new law came into effect in South Korea, requiring identity verification for all trading accounts on domestic virtual currency exchanges and prohibited foreigners from trading on South Korean digital asset exchanges. In June 2018, the South Korean government announced that it planned to regulate digital asset exchanges like other financial institutions, including by imposing KYC and AML requirements.

In February 2018, Gibraltar Ministry of Commerce and Gibraltar Financial Services Commission (“GFSC”) announced plans to draft legislation to regulate ICO activities, secondary market activities and investment advice relating to tokens, focusing on AML/CFT and disclosure rules. The Government of Gibraltar published a proposal regarding the regulation of token sales, secondary token market platforms, and investment services relating to tokens.

Ecuador, Bolivia, and Bangladesh, on the other hand, have banned the use of Bitcoin and other digital assets.

In July 2019, the United Kingdom’s Financial Conduct Authority (“FCA”) proposed rules to address harm to retail consumers deriving from the sale of derivatives and exchange traded notes (“ETNs”) that reference certain types of cryptoassets, contending that these assets are “ill-suited” to retail investors citing extreme volatility, valuation challenges and association with financial crime. In addition to ETNs, the proposed ban would affect financial products including contracts for difference, options and futures. Public consultation on the proposed restriction is scheduled to close in October 2019.

Trading on Bitcoin exchanges outside the United States may not be subject to U.S. regulation, and may be less reliable than trading on U.S. exchanges. Because of the lack of regulation, such non-U.S. exchanges may have a greater potential for manipulation which could adversely impact the value of the Shares.

Although the Fund does not expect to execute transactions for Bitcoin futures on non-U.S. exchanges, a significant amount of trading in Bitcoin is conducted on exchanges outside the United States. Such exchanges may not view themselves as being subject to regulation by any U.S. governmental agency; including the U.S. Securities and Exchange Commission. In addition, although there is no direct, comprehensive federal oversight of digital asset exchanges or trading platforms in the United States, trading on exchanges outside the United States may involve certain risks not applicable to trading on U.S. exchanges. For instance, certain foreign markets have, in the past, experienced a greater degree of disruption than U.S. exchanges. See “— Risks Related to the Exchange Markets and Service Ecosystems for Bitcoin — The venues through which Bitcoin trades are relatively new and, in most cases, largely unregulated and, therefore, may be more exposed to fraud, manipulation and failure than established, regulated exchanges for other assets. Any fraud, manipulation, security failure or operational problems experienced by Bitcoin trading venues could result in a reduction in the value of Bitcoin futures and therefore adversely affect an investment in the Shares.” These factors could adversely affect the performance of the Fund.

Any potential manipulation of exchanges on which Bitcoin trades may affect the value of the Shares. Such manipulation may take various forms, including malicious actors successfully double spending Bitcoin or employing other fraudulent schemes with greater success rates than they would otherwise achieve on a U.S.-regulated exchange. See “Principal Investment Policies — Overview of the Bitcoin Market — Forms of Attack,” above.

Additional Risks Related to Bitcoin

The Fund, if it grows, may have an impact on the supply and demand of Bitcoin and/or instruments linked to Bitcoin that ultimately may affect the value of the Shares in a manner unrelated to other factors affecting the global market for Bitcoin.

Subject to the Fund’s Initial Cap, there is no limit on the amount of Bitcoin futures the Fund may hold. Moreover, the Fund may issue an unlimited number of Shares, and therefore seek to acquire an unlimited amount of Bitcoin futures. Additionally, new or existing investment vehicles like the Fund or large speculative investors may acquire large positions in Bitcoin. The global market for Bitcoin is characterized by supply constraints that differ from those present in the markets for commodities or other assets such as gold and silver. The mathematical protocols under which Bitcoin is mined permit the creation of a limited, predetermined amount of Bitcoin.

If the amount of Bitcoin futures acquired by the Fund, other investment vehicles or speculative investors is large enough relative to global supply and demand, further purchases or sales by such persons could have an impact on the supply of and demand for Bitcoin in a manner unrelated to other factors affecting the global market for Bitcoin. Such an impact could affect the trading prices for Bitcoin and/or instruments linked to Bitcoin, which would directly affect the value of the Shares.

Intellectual property rights claims may adversely affect the operation of the Bitcoin network.

Code underlying the Bitcoin network is available under open source licenses and as such the code is generally open to use by the public. Moreover, according to publicly-available United States Patent and Trademark Office and United States Copyright Office databases, the Bitcoin Foundation (a U.S. non-profit that seeks to promote the use of Bitcoin) does not own any issued patents or registered copyrights in the United States in connection with the code relating to Bitcoin. The Bitcoin Foundation has indicated interest in preserving “bitcoin” as a generic term. Nonetheless, other third parties may assert intellectual property claims relating to the holding and transfer of Bitcoin and its source code. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in long-term viability or the ability of end-users to hold and transfer Bitcoin may adversely affect an investment in the Shares. Additionally, a meritorious intellectual property claim could prevent the Fund and other end-users from accessing, holding, or transferring Bitcoin or Bitcoin futures, which could force the liquidation of the Fund’s holdings of Bitcoin (if such liquidation is possible). As a result, an intellectual property claim against large Bitcoin network participants could adversely affect the value of Bitcoin and therefore an investment in the Shares.

The open-source structure of the Bitcoin network protocol means that certain core developers and other contributors may not be directly compensated for their contributions in maintaining and developing the Bitcoin network protocol. A failure to properly monitor and upgrade the Bitcoin network protocol could damage the Bitcoin network.

The Bitcoin network operates based on open-source protocol maintained by a group of core developers. As the Bitcoin network protocol is not sold and its use does not generate revenues for development teams, core developers may not be directly compensated for maintaining and updating the Bitcoin network protocol. Consequently, developers may lack a financial incentive to maintain or develop the network, and the core developers may lack the resources to adequately address emerging issues with the network. There can be no guarantee that developer support will continue or be sufficient in the future. Additionally, some development and developers are funded by companies whose interests may be at odds with other participants in the network or with investors’ interests. To the extent that material issues arise with the Bitcoin network protocol and the core developers and open-source contributors are unable or unwilling to address the issues adequately or in a timely manner, the Bitcoin network and an investment in the Shares may be adversely affected.

Lack of clarity in the corporate governance of Bitcoin may lead to ineffective decision-making that slows development or prevents the Bitcoin network from overcoming important obstacles.

Governance of decentralized networks, such as the Bitcoin network, is by voluntary consensus and open competition. Bitcoin has no central decision-making body or clear manner in which participants can come to an agreement other than through overwhelming consensus. The lack of clarity on governance may adversely affect Bitcoin’s utility and ability to grow and face challenges, both of which may require solutions and directed effort to overcome problems, especially long-term problems. Recently, a seemingly simple, technical issue has divided the Bitcoin community: namely, whether to increase the block size of the blockchain or implement another change to increase the scalability of Bitcoin, known as “segregated witness,” and help it continue to grow. See “— Bitcoin faces significant scaling obstacles that can lead to high fees or slow transaction settlement times, and attempts to increase the volume of transactions may not be effective.” Because the resolution of the scaling issue has taken several years, some have referred to a “governance crisis” at decentralized assets.

To the extent lack of clarity in corporate governance of Bitcoin leads to ineffective decision-making that slows development and growth, the value of the Shares may be adversely affected.

If the award of new Bitcoin for solving blocks and transaction fees for recording transactions are not sufficiently high to incentivize miners, miners may cease expending processing power to solve blocks and confirmations of transactions on the Bitcoin blockchain could be slowed temporarily. A reduction in the processing power expended by miners on the Bitcoin network could increase the likelihood of a malicious actor or botnet obtaining control.

Miners generate revenue from both newly created Bitcoins, known as the “block reward” and from fees taken upon verification of transactions. See “Principal Investment Policies — Overview of the Bitcoin Market,” above. If the aggregate revenue from transaction fees and the block reward is below a miner’s cost, the miner may cease operations. If the award of new units of Bitcoin for solving blocks declines and/or the difficulty of solving blocks increases, and transaction fees voluntarily paid by participants are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. The current fixed reward for solving a new block on the Bitcoin network is twelve and a half Bitcoins per block, which decreased from twenty-five Bitcoins in July 2016. It is estimated that it will halve again in about four years. This reduction may result in a reduction in the aggregate hash rate of the Bitcoin network as the incentive for miners decreases. Miners ceasing operations would reduce the collective processing power on the Bitcoin network, which would adversely affect the confirmation process for transactions (i.e., temporarily decreasing the speed at which blocks are added to the blockchain until the next scheduled adjustment in difficulty for block solutions) and make the Bitcoin network more vulnerable to a malicious actor or botnet obtaining sufficient control to manipulate the blockchain and hinder transactions. Any reduction in confidence in the confirmation process or processing power of the Bitcoin network may adversely affect an investment in the Shares.

To the extent that any miners exclude some or all transactions, significant increases in fees and widespread delays in the recording of transactions could result in a loss of confidence in the Bitcoin network, which could adversely impact an investment in the Shares.

To the extent that any miners solve blocks that exclude some or all transactions that have been transmitted to the Bitcoin network, such transactions will not be recorded on the blockchain until another miner solves a block that incorporates those transactions. Some in the Bitcoin community have suspected that certain technologies (for example, before segregated witness was activated, ASICBoost), enhance speed and reduce electricity use of mining when reducing the number of transactions that are included in mined blocks on the Bitcoin network. To the extent that more blocks are mined without transactions, transactions will settle more slowly and fees will increase. This could result in a loss of confidence in the Bitcoin network, which could adversely impact an investment in the Shares.

Miners could act in collusion to raise transaction fees, which may adversely affect the usage of the Bitcoin network.

Miners, functioning in their transaction confirmation capacity, collect fees for each transaction they confirm. Miners validate unconfirmed transactions by adding the previously unconfirmed transactions to new blocks in the blockchain. Miners are not forced to confirm any specific transaction, but they are economically incentivized to confirm valid transactions as a means of collecting fees. Miners have historically accepted relatively low transaction confirmation fees. If miners collude in an anticompetitive manner to reject low transaction fees, then Bitcoin users could be forced to pay higher fees, thus reducing the attractiveness of the Bitcoin network. Mining occurs globally and it may be difficult for authorities to apply antitrust regulations across multiple jurisdictions. Any collusion among miners may adversely impact the attractiveness of the Bitcoin network and may adversely impact an investment in the Shares.

Due to the limited history of Bitcoin and the rapidly evolving nature of the Bitcoin market, it is not possible to know all the risks involved in making an investment in Bitcoin, and new risks may emerge at any time.

Bitcoin has gained commercial acceptance only within the past decade and, as a result, there is little data on its long-term investment potential. Additionally, due to the rapidly evolving nature of the Bitcoin market, including advancements in the underlying technology, and the potential for changes to Bitcoin, investors in the Fund may be exposed to additional risks which are impossible to predict as of the date of this prospectus. This uncertainty makes an investment in the Fund very risky.

Prices of Bitcoin may be distorted due to stablecoins, the activities of stablecoin issuers and their regulatory treatment.

While the Fund does not invest in stablecoins, it may nonetheless be exposed to these and other risks that stablecoins pose for the Bitcoin market through its trading in Bitcoin futures. Stablecoins are digital assets designed to have a stable value over time as compared to typically volatile digital assets, and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar. Although the prices of stablecoins are intended to be stable, in many cases their prices fluctuate, sometimes significantly. This volatility has in the past apparently impacted the price of Bitcoin. Stablecoins are a relatively new phenomenon and it is impossible to know all of the risks that they could pose to participants in the Bitcoin market. Volatility in stablecoins, operational issues with stablecoins (for example, technical issues that prevent settlement), concerns about the sufficiency of any reserves that support stablecoins, or regulatory concerns about stablecoin issuers or intermediaries, such as exchanges, that support stablecoins, could impact individuals’ willingness to trade on exchanges that rely on stablecoins and could impact the price of Bitcoin or Bitcoin futures, and in turn, an investment in the Shares.

Risks Related to Bitcoin Futures

Bitcoin Futures Risk. The market for Bitcoin futures is relatively new — Bitcoin futures commenced trading on the Chicago Mercantile Exchange in December 2017 — and is still developing. As a result, Bitcoin futures markets are thinly traded relative to other futures markets. The Fund may experience losses if it is not able to close out a futures position due to a lack of liquidity. See “Illiquidity Risk” below. Additionally, as described in more detail below under “Overview of the Bitcoin Market,” trading in the cash Bitcoin market remains difficult as compared to more traditional cash markets, and in particular short selling Bitcoin remains challenging and costly. As a result of these features of the Bitcoin cash market, market makers and arbitrageurs may not be as willing to participate in the Bitcoin futures market as they are in other futures markets. Each of these factors may increase the likelihood that the price of Bitcoin futures will be volatile and/or will deviate from the price of Bitcoin. See “Tracking Error Risk” below.

Bitcoin futures may experience significant price volatility. Exchange-specified collateral for Bitcoin futures is substantially higher than for most other futures contracts, and collateral may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. In addition, FCMs may require collateral beyond the exchange’s minimum requirement. See “Futures Risk — Collateral” below. FCMs may also restrict trading activity in Bitcoin futures by imposing position limits, prohibiting selling short the future or prohibiting trades where the executing broker places a trade on behalf of another broker (so-called “give-up transactions”). Bitcoin futures are subject to daily limits that may impede a market participant’s ability to exit a position during a period of high volatility. See “Futures Risk” below.

Exchanges where Bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for the Fund’s Bitcoin futures) have experienced technical and operational issues, making Bitcoin prices unavailable at times. The cash market in Bitcoin has been the target of fraud and manipulation, which could affect the pricing, volatility and liquidity of the futures contracts. In addition, as described below under “Shareholder Information — How Fund Share Prices Are Calculated,” if settlement prices for Bitcoin futures are unavailable (which may occur following a trading suspension imposed by the exchange due to large price movements or following a fork of Bitcoin, or for other reasons) or the Adviser Valuation Committee (whose role is described below under “Determination of Net Asset Value”) determines such settlement prices are unreliable, the fair value of the Fund’s Bitcoin futures may be determined by reference, in whole or in part, to the cash market in Bitcoin. See “Valuation Risk” below. These circumstances may be more likely to occur with respect to Bitcoin futures than with respect to futures on more traditional assets.

The Fund’s net assets will initially be capped at approximately $25 million. See “Shareholder Information — Initial Asset Cap; Fund Closings; Priority” below. Even if the Fund re-opens for investment in the future, it is likely that the Adviser will decide, due to factors including exchange rules, trading considerations and other factors, that the growth of the Fund should be limited in order to limit the size of the Fund’s Bitcoin futures position relative to the overall size of the Bitcoin futures market, as described under “Shareholder Information — Initial Asset Cap; Fund Closings; Priority” below. As a result, the Fund will not have certain benefits of scale, such as having the fixed costs of the Fund represent a smaller percentage of the Fund’s assets, which could adversely affect the Fund’s expense ratio. Such a limitation on the Fund’s growth would likely remain in place until such time as the size of the Bitcoin futures market expands or new Bitcoin futures become available to the

Fund, and there can be no assurance that the Bitcoin futures market will expand or that new Bitcoin futures will become available. The Bitcoin futures market is currently small relative to the cash Bitcoin market — see below under “Overview of the Bitcoin Market — Bitcoin and Bitcoin Futures Volatility and Volume” — and the factors discussed above (i.e., the difficulty of trading in the cash market and the potential lack of market makers and arbitrageurs in the futures market) may operate to keep the Bitcoin futures market small. This may increase the chance that the Fund will experience increased trading costs when it sells Bitcoin futures that are near expiration and purchases Bitcoin futures that are further from expiration (a process known as “rolling”), and because Bitcoin futures roll on a monthly basis (as opposed to quarterly for many futures contracts), the Fund may experience these increased costs more frequently than similar funds that invest in different futures contracts.

Additionally, because the Fund intends to not invest in or hold Bitcoin directly, it intends to only invest in cash-settled Bitcoin futures. This means that if the market for Bitcoin futures grows by offering physically-settled instruments (meaning futures contracts that are settled by the actual delivery of Bitcoin in exchange for payment by the purchaser of the futures price agreed to at the outset of the contract), the Fund will likely not benefit from that growth. ICE Futures U.S., a U.S. futures exchange registered with the CFTC, recently announced it had received the necessary regulatory approvals to begin offering physically-settled Bitcoin futures as early as September 2019. There is no way to predict whether additional new offerings of Bitcoin futures will be cash-settled or physically-settled. See “— Risks Related to the Exchange Markets and Service Ecosystems for Bitcoin” below.

Fork and Air Drop Risk. As described in more detail above under “Principal Investment Policies — Overview of the Bitcoin Market — Forks and Air Drops,” when Bitcoin experiences a fork or an air drop, a holder of Bitcoin typically will receive an additional digital asset or will be entitled to claim an additional digital asset. These additional digital assets may have significant value, and the value of Bitcoin may decline significantly following a fork or air drop. Because the Fund does not hold Bitcoin directly, it will not be entitled to participate in any fork or air drop, but it will be adversely impacted by any resulting decline in the price of Bitcoin due to its holdings of Bitcoin futures. Although some futures exchanges have published or may in the future publish mechanisms intended to compensate holders of Bitcoin futures for the loss in value following certain forks that meet specified criteria, there can be no assurance that these mechanisms will adequately compensate the Fund for the full loss of value or that any particular fork will meet the criteria for an adjustment. In particular, there is substantial uncertainty as to how these adjustment mechanisms will be implemented by the exchanges in practice, both in terms of what forks and air drops will trigger an adjustment, and whether a holder of Bitcoin futures will receive a cash adjustment or an additional futures contract linked to the new digital asset. For example, the rules of the Chicago Mercantile Exchange governing its Bitcoin futures provide that “in the event that a hard fork . . . or other process that results in a division or split of bitcoin into multiple non-fungible assets is expected, the [Chicago Mercantile Exchange] shall have the discretion to take action in consultation with market participants to align Bitcoin Futures position holder exposures with cash market exposures as appropriate. Appropriate action could include providing cash adjustments or assigning newly listed futures or options positions to Bitcoin Futures position holders.” Because of the uncertainty around these adjustment mechanisms, it is also possible that a significant fork of Bitcoin could lead to extended trading halts for the Bitcoin futures held by the Fund, which could lead to significant liquidity and valuation risks for the Fund. It is possible that a fork of Bitcoin could substantially reduce the value of the Bitcoin futures held by the Fund.

If a fork or airdrop occurs, one or more of the futures exchanges on which the Fund has purchased Bitcoin futures may make an adjustment that results in holders of the relevant Bitcoin futures, including the Fund, receiving additional exchange-listed futures that reference the forked or air dropped digital asset. Because the Fund may hold a significant amount of Bitcoin futures relative to the size of the Bitcoin futures market, such an adjustment could result in the Fund holding a significant amount of the newly listed instrument relative to the market for such newly listed instrument. If as a result of a fork or airdrop the Fund holds an instrument linked to something other than Bitcoin, the Fund intends to sell out of that position as soon as is reasonably practicable, that is, as soon as the Fund believes it can do so without such sales significantly changing the market value of such instrument, and taking into consideration the trading dynamics and transaction costs of the new instrument. For the period of time during which the Fund holds the new instrument, the Fund will be exposed to similar risks, including valuation and liquidity risks, that the Fund faces with respect to Bitcoin futures it holds, but those risks may be heightened in the case of such new instrument as there will be less trading history for the new instrument and likely less liquidity and less certainty around its settlement reference price than in the case of Bitcoin futures. Because the new instrument may be significantly less liquid than the Bitcoin futures held by the Fund, the period of time during which the Fund holds the new instrument may be significant.

Futures Risk. The Fund expects to obtain exposure to Bitcoin through futures contracts. Futures are financial contracts the value of which depends on, or is derived from, the underlying reference asset. Futures involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset.

The Fund’s use of futures may not be effective or have the desired results. For example, the value of the Bitcoin futures in which the Fund invests may deviate from the value of Bitcoin, possibly substantially and for extended periods of time. This may happen, for example, if market participants are unable to engage in the arbitrage activity between the Bitcoin cash and futures markets that would ordinarily be expected to eliminate substantial deviations in price between the cash and futures markets, or if such arbitrage activity becomes prohibitively expensive. Moreover, suitable futures will not be available in all circumstances, in which case the Fund may be unable to maintain its target exposure to Bitcoin.

The use of futures involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. The primary risks associated with the use of futures contracts are imperfect correlation, liquidity, volatility, leverage, unanticipated market movement and FCM and clearinghouse risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the Bitcoin futures and in Bitcoin. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet collateral requirements until the position is closed. The Fund incurs costs in connection with opening and closing futures contracts.

The Fund’s use of futures is subject to special tax rules, which could affect the amount, timing and character of distributions to shareholders.

The Fund and the Subsidiary are commodity pools under the CEA, and the Adviser is registered as a commodity pool operator (“CPO”) under the CEA with respect to the Fund and the Subsidiary. As a result, certain CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary. The Adviser and the Fund are subject to dual regulation by the Commission and the CFTC. The CFTC and exchanges have established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular futures contracts. Under current regulations, other accounts managed by the Adviser are combined with the positions held by the Fund under the Adviser’s management for position limit purposes. In addition, the Adviser and its affiliates may trade for their own account and the accounts of their personnel. This trading could preclude additional trading in such contracts by the Adviser for the account of the Fund.

When the Fund enters into futures transactions, it will be required to post collateral, or “initial margin,” to secure its payment obligations. As the futures contract is marked to market (that is, its value is adjusted to reflect changes in its market value), the Fund will be required to pay or will receive collateral, called “variation margin,” periodically during the term of the futures contract depending on changes in value of the contract. In connection with entering into futures transactions, the Fund (through its Subsidiary) will post collateral directly to an FCM, which will typically deposit all or a portion of that collateral to a clearinghouse. All Bitcoin futures in which the Fund invests are effected by an FCM through a clearinghouse associated with the exchange on which the contracts are traded. The collateral maintained by these FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. Collateral posted by the Fund to an FCM is exposed to the credit risk and fraud risk of that FCM. There is no limit on the amount of collateral that the Fund may be required to post directly to any particular FCM. As a result, at any time the Fund may have substantial credit exposure to one or more FCMs and clearinghouses.

In the event of the insolvency or liquidation of an FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its collateral, or it may not be able to recover it at all. Any inability or unwillingness of an FCM to meet its obligation to return collateral to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such FCM would likely result in a substantial loss to the Fund. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to cleared futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.

Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as collateral with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Collateral requirements for Bitcoin futures currently are, and may continue to be, materially higher than the typical collateral requirements for more established types of futures.

Bitcoin futures roll on a monthly basis, unlike many futures contracts which roll on a quarterly basis. Combined with the relatively small size of the Bitcoin futures market, the Fund may experience significantly higher trading costs in connection with rolling its futures contracts than similar funds that invest in different futures contracts.

Illiquidity Risk. The market for the Fund’s investments may become illiquid, which could result in losses to the Fund. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. As a relatively new type of financial instrument, there is limited trading history for Bitcoin futures.

There can be no assurance that a liquid market for the Fund’s investments will be maintained, in which case the Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquid investments may involve greater risk than liquid investments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase requests) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

In addition, it is not always possible to execute a buy or sell order for a futures contract at the desired price, or to close out an open futures position, due to market conditions. Daily price fluctuation limits are established by the exchanges and approved by the CFTC. When the market price of a futures contract reaches its daily price fluctuation limit, no trades can be executed at prices outside such limit. The holder of a futures contract (including the Fund) may therefore be locked into an adverse price movement for several days or more and lose considerably more than the collateral put up to establish the position. Another instance of difficult or impossible execution occurs in thinly traded or illiquid markets.

Risks Related to the Exchange Markets and Service Ecosystems for Bitcoin

The venues through which Bitcoin trades are relatively new and, in most cases, largely unregulated and, therefore, may be more exposed to fraud, manipulation and failure than established, regulated exchanges for other assets. Any fraud, manipulation, security failure or operational problems experienced by Bitcoin trading venues could result in a reduction in the value of Bitcoin futures and therefore adversely affect an investment in the Shares.

Venues through which Bitcoin trades are new and, in many cases, largely unregulated. Furthermore, many such trading venues, including exchanges and over-the-counter trading venues, do not provide the public with significant information regarding their ownership structure, management teams, corporate practices or regulatory compliance. As a result, the marketplace may lose confidence in, or may experience problems relating to, Bitcoin trading venues. Bitcoin trading venues may impose daily, weekly, monthly or customer-specific transaction or distribution limits or suspend withdrawals entirely, rendering the exchange of Bitcoin for fiat currency difficult or impossible. The participation in Bitcoin trading venues requires users to take on credit risk by transferring digital assets from a personal account to a third party’s account.

Over the past several years, a number of Bitcoin exchanges have been closed due to fraud, failure or security breaches. In many of these instances, the customers of such exchanges were not compensated or made whole for the partial or complete losses of their account balances in such exchanges. While smaller exchanges are less likely to have the infrastructure and capitalization that make larger exchanges more stable, larger exchanges are more likely to be appealing targets for hackers and “malware” (i.e., software used or programmed by attackers to disrupt computer operation, gather sensitive information or gain access to private computer systems). In 2014, the largest Bitcoin exchange at the time, Mt. Gox, filed for bankruptcy in Japan amid reports the exchange lost up to 850,000 Bitcoins, valued then at over $450 million.

Some academics and market observers have put forth evidence to support claims that manipulative trading activity has occurred on certain Bitcoin exchanges. For example, in a 2017 paper titled “Price Manipulation in the Bitcoin Ecosystem” sponsored by the Interdisciplinary Cyber Research Center at Tel Aviv University, a group of researchers used publicly available trading data, as well as leaked transaction data from a 2014 Mt. Gox security breach, to identify and analyze the impact of “suspicious trading activity” on Mt. Gox between February and November 2013, which, according to the authors, caused the price of Bitcoin to increase from around $150 to more than $1,000 over a two-month period. In August 2017, it was reported that a trader or group of traders nicknamed “Spoofy” was placing large orders on Bitfinex without actually executing them, presumably in order to influence other investors into buying or selling by creating a false appearance that greater demand existed in the market. In December 2017, an anonymous blogger (publishing under the pseudonym Bitfinex’d) cited publicly available trading data to support his or her claim that a trading bot nicknamed “Picasso” was pursuing a paint-the-tape-style manipulation strategy on Coinbase Pro by buying and selling Bitcoin and Bitcoin Cash between affiliated accounts in order to create the appearance of substantial trading activity and thereby influence the price of such assets.

In January 2015, Bitstamp announced that approximately 19,000 Bitcoin had been stolen from its operational or “hot” wallets. In August 2016, it was reported that almost 120,000 Bitcoins worth around $78 million were stolen from Bitfinex, a large Bitcoin exchange. The value of Bitcoin immediately decreased by more than 10% following reports of the theft at Bitfinex. In addition, in December 2017, Yapian, the operator of Seoul-based digital asset exchange Youbit, suspended digital asset trading and filed for bankruptcy following a hack that resulted in a loss of 17% of Yapian’s assets. Following the hack, Youbit users were allowed to withdraw approximately 75% of the digital assets in their exchange accounts, with any potential further distributions to be made following Yapian’s pending bankruptcy proceedings. In January 2018, Japan-based exchange Coincheck reported that over US$500 million worth of the digital asset NEM had been lost due to hacking attacks, resulting in significant decreases in the prices of Bitcoin, Ether and other digital assets as the market grew increasingly concerned about the security of digital assets. Following South Korean-based exchange Coinrail’s announcement in early June 2018 about a hacking incident, the price of Bitcoin and Ether dropped more than 10%. In September 2018, Japan-based exchange Zaif announced that approximately US$60 million worth of digital assets, including Bitcoins, were stolen due to hacking activities.

Bitcoin exchanges that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. For example, U.S. state and federal regulatory regimes for digital asset exchanges generally have no specific requirements that exchanges detect, report or prevent manipulative trading activity, such as spoofing.

Furthermore, many Bitcoin exchanges lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes, such as limit-down circuit breakers. As a result, the prices of Bitcoin on exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

A lack of stability in Bitcoin exchanges, manipulation of Bitcoin markets by digital asset exchange customers and the closure or temporary shutdown of such exchanges due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in Bitcoin generally and result in greater volatility in the market price of Bitcoin. These potential consequences of an exchange’s failure or failure to prevent market manipulation could adversely affect an investment in the Shares. See “Plan of Distribution.”

The price of Bitcoin has historically been highly volatile due to speculation regarding potential future appreciation in value, which could adversely affect an investment in the Shares.

Momentum pricing typically is associated with growth stocks and other assets whose valuation, as determined by the investing public, is impacted by anticipated future appreciation in value. The Fund believes that momentum pricing of Bitcoin has resulted, and may continue to result, in speculation regarding potential future appreciation in the value of Bitcoin, inflating and making these prices more volatile. As a result, Bitcoin may be more likely to fluctuate in value due to changing investor confidence in future appreciation or depreciation in prices, which could adversely affect the price of Bitcoin futures, and, in turn, an investment in the Fund.

An investment in the Shares may be adversely affected by competition from other methods of gaining exposure to Bitcoin, which could result in shareholder repurchase requests and adversely affect an investment in the Shares.

The Fund will compete with other potential financial vehicles that offer exposure to Bitcoin. Such competitors may invest in Bitcoin directly or indirectly, including through securities backed by or linked to Bitcoin exchange-traded products, or ETPs, or through derivative financial products. Market and financial conditions, and other conditions beyond the Fund’s control, may make it more attractive for investors to tender their Shares in the Fund in order to invest in other such financial vehicles. Furthermore, more attractive investment products not currently on the market could develop, which may also lead to investors tendering their Shares in the Fund. Any such repurchase requests may negatively impact the value of the Shares.

Prices for Bitcoin may be affected by the sale of other financial vehicles that invest in and track the price of Bitcoin.

To the extent financial vehicles other than the Fund tracking the price of Bitcoin are formed and represent a significant proportion of the demand for Bitcoin, large redemptions of the securities of these digital asset financial vehicles could result in liquidations by these vehicles of their Bitcoin. This could in turn negatively affect Bitcoin prices, the Fund’s investments in Bitcoin futures and the value of the Shares. In addition, these financial vehicles and other entities with substantial holdings in Bitcoin may engage in large-scale sales or distributions which could also negatively impact the value of Bitcoin and the Shares. See “— Ownership of Bitcoin is pseudonymous and the supply of accessible Bitcoin is unknown. Entities with substantial holdings in Bitcoin may engage in large-scale sales or distributions on non-market terms, or sales in the ordinary course, which could result in a reduction in the price of Bitcoin and adversely affect an investment in the Shares” for more information.

Failure of funds that hold Bitcoin, or that have exposure to Bitcoin through derivatives, to receive SEC approval to list their shares on exchanges could adversely affect an investment in the Shares.

Although the Shares will not be listed for trading on any securities exchange, there have been a growing number of attempts to list on national securities exchanges the shares of funds that hold Bitcoin or that have exposures to Bitcoin through derivatives. These investment vehicles attempt to provide institutional and retail investors exposure to markets for digital assets including Bitcoin and related products. The SEC has repeatedly denied such requests of funds that have attempted to list their shares on exchanges. On January 18, 2018, the SEC’s Division of Investment Management outlined several questions that sponsors would be expected to address before it would consider granting approval for funds holding “substantial amounts” of cryptocurrencies or “cryptocurrency-related products.” The questions, which focus on specific requirements of the Investment Company Act, generally fall into one of five key areas: valuation, liquidity, custody, arbitrage and potential manipulation. If sponsors of these funds are eventually successful in listing such products, exchange-listed digital asset fund shares would create more opportunities for institutional and retail investors to invest in Bitcoin. Alternatively, if exchange-listed digital asset funds continue to be denied SEC approval, increased investment interest by institutional or retail investors could fail to materialize, which could reduce the demand for Bitcoin and therefore adversely affect an investment in the Shares.

Political or economic crises may motivate large-scale sales of Bitcoin, which could result in a reduction in the prices of Bitcoin and adversely affect an investment in the Shares.

As an alternative to fiat currencies that are backed by central governments, Bitcoin is subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of Bitcoin, either globally or locally. Large-scale sales of Bitcoin would result in a reduction in its price and adversely affect an investment in the Shares.

Ownership of Bitcoin is pseudonymous and the supply of accessible Bitcoin is unknown. Entities with substantial holdings in Bitcoin may engage in large-scale sales or distributions, either on nonmarket terms or in the ordinary course, which could result in a reduction in the price of Bitcoin and adversely affect an investment in the Shares.

There is no registry showing which individuals or entities own Bitcoin or the quantity of Bitcoin that is owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early Bitcoin adopters hold a significant proportion of the Bitcoin that has been created to date. There are no regulations in place that would prevent a large holder of Bitcoin from selling Bitcoin it holds. To the extent such large holders of Bitcoin engage in large-scale sales or distributions, either on nonmarket terms or in the ordinary course, it could result in a reduction in the price of Bitcoin and adversely affect an investment in the Shares. For example, in March 2018, it was reported that the trustee overseeing the bankruptcy of the Mt. Gox exchange had sold roughly $400 million worth of Bitcoin and Bitcoin Cash belonging to the Mt. Gox bankruptcy estate. While the trustee has publicly stated that the sale was conducted in a manner that would avoid affecting the market price, others have speculated that recent reductions in the trading price of Bitcoin were a result of these large sales. As of September 27, 2019, roughly $1.1 billion worth of Bitcoin and Bitcoin Cash remained in the Mt. Gox bankruptcy estate, and the trustee has publicly stated that a process for selling the estate’s remaining Bitcoin and Bitcoin Cash has not yet been determined. Further large-scale sales or distributions, either by the Mt. Gox bankruptcy estate or other entities with substantial holdings, could result in selling pressure that may reduce the price of Bitcoin and adversely affect an investment in the Shares.

Banks may not provide banking services, or may cut off banking services, to businesses that provide Bitcoin-related services or that accept Bitcoin as payment, which could damage the public perception of Bitcoin and the utility of Bitcoin as a payment system and could decrease the price of Bitcoin and adversely affect an investment in the Shares.

A number of companies that provide Bitcoin-related services have been unable to find banks that are willing to provide them with bank accounts and banking services. Similarly, a number of such companies have had their existing bank accounts closed by their banks. Banks may refuse to provide bank accounts and other banking services to Bitcoin-related companies or companies that accept digital assets for a number of reasons, such as perceived compliance risks or costs. The difficulty that many businesses that provide Bitcoin-related services have and may continue to have in finding banks willing to provide them with bank accounts and other banking services may be currently decreasing the usefulness of Bitcoin as a payment system and harming public perception of Bitcoin or could decrease its usefulness and harm its public perception in the future. Similarly, the usefulness of Bitcoin as a payment system and the public perception of Bitcoin could be damaged if banks were to close the accounts of many or of a few key businesses providing Bitcoin-related services. This could decrease the value of the Bitcoin held by the Fund and therefore adversely affect an investment in the Shares.

Tax Risk. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C Corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

The tax treatment of Bitcoin and other digital assets is uncertain.

If federal or state legislatures or agencies initiate or release tax determinations that change the classification of convertible virtual currency as property for tax purposes (in the context of when such convertible virtual currency is held as an investment), such determination could have negative tax consequences for the performance of the Fund.

Current U.S. Internal Revenue Service guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), it allows for the possibility of capital gains treatment.

A number of states have issued their own guidance regarding the tax treatment of certain digital assets for state income or sales tax purposes. The New York State Department of Taxation and Finance (“NYSDTF”), for example, has issued guidance regarding the application of state tax law to virtual currency. The agency determined that New York State would follow IRS guidance with respect to the treatment of virtual currency for state income tax purposes. Furthermore, the NYSDTF concluded that virtual currency is a form of “intangible property,” meaning that transactions using virtual currency to purchase goods or services may be subject to state sales tax under barter transaction treatment. Where a state adopts a different treatment, such treatment may have negative consequences for investors in digital assets, including the potential imposition of a greater tax burden on investors in digital assets or the potential imposition of greater costs on the acquisition and disposition of digital assets. In either case, such different tax treatment may potentially have a negative effect on the price of Bitcoin and a negative impact on the net asset value of the Fund.

Risks Related to the Fund

Borrowing and Leverage Risk. Although the Fund does not intend to provide investors with exposure to an amount of Bitcoin in excess of the Fund’s net assets, the Fund will seek to achieve and maintain the Target Exposure of 100% by using leverage inherent in futures contracts and through reverse repurchase agreements. The Fund’s Bitcoin futures will provide leverage to the extent they give the Fund exposure to an amount of underlying Bitcoin with a greater value than the amount of collateral the Fund is required to post to its FCM. The Fund may also borrow to make additional portfolio investments or to meet repurchase requests and to address cash flow timing mismatches. Therefore, the Fund is subject to leverage risk. Leverage has the effect of magnifying the Fund’s exposure changes in the value of the Fund’s assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile and other risks tend to be compounded to the extent that the Fund borrows or uses futures, reverse repurchase agreements or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

The Fund’s borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest. Borrowing gives rise to interest expense and may require the Fund to pay other fees. The costs of borrowing will reduce the Fund’s return. If the Fund’s costs of borrowing exceed the return the Fund earns on the investments made using the proceeds of the Fund’s borrowings, the Fund’s borrowing activity may result in a loss to the Fund even if the rate of return on those investments is positive. The Fund’s ability to obtain leverage through borrowings is dependent on its ability to establish and maintain appropriate lines of credit or other borrowing facilities. Market conditions may unfavorably impact the Fund’s or its Subsidiary’s ability to secure borrowings on favorable or commercially feasible terms.

Effects of Leverage. Assuming that senior securities represent approximately 23.7% of the Fund’s total assets (including the amounts of such senior securities) and that the Fund bears expenses relating to such senior securities at an annual effective interest rate of 1.82% (based on interest rates for such senior securities as of a recent date), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover the costs of such senior securities would be approximately 0.43%. These figures are merely estimates based on current market conditions, used for illustration purposes only. Actual expenses associated with senior securities used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example above.

The following table is furnished in response to requirements of the Commission. It is designed to illustrate the effects of the Fund’s leverage due to senior securities on corresponding Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund’s senior securities represent approximately 23.7% of the Fund’s total assets

(including such senior securities) and an annual rate of interest of 1.82% (as discussed above). Your actual returns may be greater or less than those appearing below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Share Total Return	(13.68)%	(7.12)%	(0.57)%	5.99%	12.55%

Corresponding Share total return is made up of two elements — the Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s senior securities) and gains or losses on the value of the securities the Fund owns.

The Fund currently uses leverage (whether through the use of senior securities or otherwise) to achieve its investment objective, as a liquidity source to fund repurchases or for temporary and extraordinary purposes and may consider other potential uses in the future. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including Stone Ridge’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund’s use of leverage through reverse repurchase agreements exposes it to additional risk.

The futures and reverse repurchase agreements the Fund may enter into involve substantial risk. The Fund may enter into reverse repurchase agreements that are traded on an exchange, as well as reverse repurchase agreements that are traded over the counter. Over-the-counter (“OTC”) reverse repurchase agreements may be standardized or have customized features and may have limited or no liquidity. The Fund’s reverse repurchase agreements may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s reverse repurchase agreements may be cash-settled or physically-settled. The Fund incurs costs in connection with opening and closing reverse repurchase agreements.

The use of reverse repurchase agreements can lead to losses because of adverse movements in the price or value of the underlying reference, due to failure of a counterparty or due to tax or regulatory constraints. The performance of the Fund’s reverse repurchase agreements may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such reverse repurchase agreements. Reverse repurchase agreements instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying reference.

Because bilateral reverse repurchase agreements are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Counterparty Risk. The Fund’s use of reverse repurchase agreements exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. Some reverse repurchase agreements can be closed only with the consent of the other party to the agreement. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in reverse repurchase agreements with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Because the contract for each reverse repurchase agreement is individually negotiated, the counterparty may interpret contractual terms differently than the Fund and, if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under reverse repurchase agreements, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund is subject to the risk that issuers of the Fund’s portfolio instruments may default on their obligations under those instruments and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Target Exposure and Rebalancing Risk. Although the Fund will seek to achieve and maintain exposure to Bitcoin equal to the Target Exposure, it is possible in certain circumstances that the Fund may not succeed in achieving or maintaining this exposure, possibly maintaining substantially lower exposure for extended periods of time. This could happen if the Fund needs to invest more of its total assets in Cash and Fixed Income Investments to maintain qualification as a RIC under the Code; if the Bitcoin futures held by the Subsidiary do not have sufficient exposure to Bitcoin to reach the Target Exposure without the Fund having to invest more than 25% of its total assets in the Subsidiary; or under the circumstances described above under “Borrowing and Leverage.”

The Fund’s ability to maintain this level of exposure to Bitcoin is dependent on its FCM(s) not increasing the collateral the Fund is required to post as a percentage of the value of the Fund’s Bitcoin futures, and the Fund’s ability to increase its exposure to Bitcoin is dependent on its FCM(s) decreasing this amount of collateral. There can be no assurance that the Fund’s FCM(s) will not instead increase the amount of collateral the Fund is required to post, thereby causing the Fund to reduce its exposure to Bitcoin. In particular, if in the future the Fund were to grow beyond the $25 million Initial Cap on its net assets, it is possible that the Fund would need to expand its list of FCMs to include FCMs that require more collateral than the Fund’s current FCM(s) at that time. If this were the case, one consequence of increasing the Fund’s net assets would be to reduce the Fund’s exposure to Bitcoin as a percentage of net assets of the Fund.

In order to seek to achieve and maintain exposure to Bitcoin through Bitcoin futures equal to the Target Exposure of 100%, the Fund will need to periodically rebalance the Bitcoin futures held by the Subsidiary. This rebalancing means that returns of the Fund will not compound to the same extent as, and may deviate substantially from, the returns from holding an amount of Bitcoin equal to the net assets of the Fund directly. The magnitude and direction of this effect is impossible to predict and is highly dependent on the path of Bitcoin price movements and the timing of rebalancings. For instance, if the Fund’s exposure to Bitcoin through Bitcoin futures is less than the Target Exposure, then if the price of Bitcoin increases steadily over time, it is likely that the Fund will underperform a direct investment in an equivalent amount of Bitcoin. Other things being equal, more significant movements, up or down, will require more significant adjustments to the Bitcoin futures held by the Subsidiary. Because of this, it is possible that the Fund’s actual exposure to Bitcoin will deviate from the Target Exposure during periods of time when the prices of Bitcoin futures are volatile. These risks are particularly acute for the Fund due to the high degree of volatility in Bitcoin futures.

Additionally, the rebalancing of the Fund’s Bitcoin futures may result in a large amount of trading volume relative to the size of the Bitcoin futures market, which may expose the Fund to increased trading costs and commissions and may adversely affect the market price of the Bitcoin futures held by the Fund. This risk is heightened for Bitcoin futures because Bitcoin futures roll on a monthly basis, unlike many futures contracts which roll on a quarterly basis.

The time and manner in which the Fund rebalances the Bitcoin futures held by the Subsidiary may vary at the discretion of the Adviser depending on market conditions and other circumstances.

Tracking Error Risk. Although the Fund will seek to achieve and maintain exposure to Bitcoin equal to the Target Exposure, there are several factors that may cause the returns of the Fund to differ substantially from the returns from holding an amount of Bitcoin equal to the net assets of the Fund directly. For instance, it is possible in certain circumstances that the Fund may reduce its exposure to Bitcoin, possibly substantially and for extended periods of time. This could happen if the Fund needs to invest more of its total assets in Cash and Fixed Income Investments to maintain qualification as a RIC under the Code, if the Bitcoin futures held by the Subsidiary do not have sufficient exposure to Bitcoin to reach the Fund’s Target Exposure without the Fund having to invest more than 25% of its total assets in the Subsidiary, or under the circumstances described above under “Borrowing and Leverage.”

Another important difference between investing in the Fund and holding Bitcoin directly is that, for the reasons discussed above under “Investment Objective and Principal Investment Policies,” the Fund will hold the Cash and Fixed Income Investments. Although the Adviser expects the value of the Cash and Fixed Income Investments to be significantly less volatile than the value of the Fund’s Bitcoin investments, changes in the value of the Cash and Fixed Income Investments will impact the Fund’s NAV. This means, for example, that it is possible that an increase in the price of Bitcoin could fail to result in an increase in the Fund’s NAV if it is offset by a decrease in the value of the Cash and Fixed Income Investments.

The composition of the market participants in the Bitcoin futures markets may cause the returns of the Fund to differ significantly from the return on holding Bitcoin directly. In a situation where demand for Bitcoin futures comes primarily from market participants looking to hedge their long positions in direct Bitcoin holdings, in order to induce speculators to purchase the other side (the long side) of the Bitcoin futures, the hedger generally must sell the Bitcoin futures at a lower price than the expected future cash price of Bitcoin (which may be referred to as “backwardation”). Conversely, in a situation where demand for Bitcoin futures comes primarily from investors looking to acquire long exposure to Bitcoin, speculators will generally only sell the other side (the short side) of the Bitcoin futures at a higher futures price than the expected future cash price of Bitcoin (which may be referred to as “contango”). The changing nature of the participants in the Bitcoin futures market will influence whether futures prices are above or below the expected future cash price, which can result in the Fund under- or over-performing a direct investment in Bitcoin.

Additionally, the Fund intends to gain exposure to Bitcoin through cash-settled Bitcoin futures. These instruments involve the risk that changes in their value may not move as expected relative to changes in the value of Bitcoin. Cash-settled Bitcoin futures are based on reference rates, not the Bitcoin cash market. There is not a single source for pricing Bitcoin and pricing from one Bitcoin exchange to the next can vary widely. There can be no assurance that the reference rates underlying cash-settled Bitcoin futures, and consequently the price of cash-settled Bitcoin futures, will track the value of Bitcoin. In addition, Bitcoin futures have a limited trading history and there can be no assurance that the value of Bitcoin futures will track the value of Bitcoin, at any particular time or on average and over time. In particular, the volatility of the price of Bitcoin makes it more likely that the futures exchange circuit breaker will be triggered, which halts trading in the Bitcoin futures for a specified period of time if the price of the futures moves more than a specified percentage from the previous trading day’s closing price. In the event a circuit breaker is triggered, the Fund may be temporarily unable to rebalance its exposure to Bitcoin, and the value of its investments in Bitcoin futures may deviate substantially from the value of an amount of Bitcoin equal to the net assets of the Fund. See “Valuation Risk” below.

Valuation Risk. Under normal circumstances, the NAV of the Fund reflects the value of the assets held by the Fund, as of the time the NAV is calculated. The NAV of the Fund includes, in part, any unrealized profits or losses on open Bitcoin futures positions. The Fund’s investments may be fair valued by the Adviser Valuation Committee as defined under, and in accordance with the procedures described under, “Determination of Net Asset Value” below. Due to the potential for trading halts, including as a result of forks or the volatility of Bitcoin futures, and the potential for fraud and manipulation in the Bitcoin cash markets, the likelihood of such a fair value determination may be higher in the case of the Fund than for similar funds that invest in different futures contracts. The fair value of an investment determined by the Adviser may be different from other value determinations of the same investment. Such fair value prices generally would be determined based on available inputs about the current value of the underlying reference assets and would be based on principles that the Adviser deems fair and equitable. Errors in calculation of the Fund’s NAV also may cause the Fund’s NAV to be overstated or understated and may affect the performance of the Fund and the value of an investment in the Fund.

Financing Risk. The ability of the Fund to maintain its target portfolio is highly dependent on its ability to obtain economic leverage through transactions such as reverse repurchase transactions or other forms of financing, as well as its ability to obtain sufficient exposure to Bitcoin through Bitcoin futures to achieve its target exposure, as described above under “Investment Objective and Principal Investment Policies” and “Borrowing and Leverage.” Although the Fund intends to seek this leverage from various financial institutions and FCMs, there can be no assurance that these parties will provide or continue to provide leverage to the Fund in the future on acceptable terms, or at all. If these parties cease to provide the Fund with this leverage, the Fund will be forced to reduce its exposure to Bitcoin futures.

Government Securities Risk. The Fund may invest directly or indirectly in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations which differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Foreign Government Obligations and Securities of Supranational Entities Risk. Exposure to foreign government obligations makes the Fund vulnerable to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may have investment exposure have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations.

Debt Investing Risk. The values of debt securities to which the Fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities, overall economic activity, the financial condition of issuers of debt securities in which the Fund invests and on the management of the Fund.

Credit Risk. The value of a debt security depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded. The obligations of issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Extension Risk. If interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Prepayment Risk. The issuer of a debt security may repay all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

Cash Position Risk. To the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its investment objective may be limited.

Interest Rate Risk. The values of the Fund’s investments in U.S. government securities, foreign government obligations and securities of supranational entities, and corporate debt obligations change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest. Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities, overall economic activity, the financial condition of issuers of debt securities in which the Fund invests and on the management of the Fund.

Non-Diversification Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Management and Operational Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may fail to use futures effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Additionally, as described above under “Target Exposure and Rebalancing Risk,” the Fund will need to periodically rebalance its positions in Bitcoin futures and Cash and Fixed Income Investments. The Fund runs the risk that the Adviser may choose to perform such rebalancings at disadvantageous times. For example, the Adviser may rebalance the Fund’s investments by reducing the Fund’s exposure to Bitcoin shortly before an increase in the price of Bitcoin.

Any imperfections, errors or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

The Fund, Adviser and their service providers are exposed to cybersecurity risk.

The Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. With the increased use of technologies and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Fund, the Adviser or the custodian, transfer agent or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs and additional compliance costs. Similar types of cyber-security risks are also present for issuers of securities in which the Fund invests or Bitcoin and Bitcoin futures market participants, which could result in material adverse consequences for such issuers or market participants, and may cause the Fund’s investment in such securities to lose value. While the Adviser has established business continuity plans and systems designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

No Prior History. The Fund is a newly-organized closed-end management investment company with no history of operations, thus has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance, and is designed for long-term investors and not as a trading vehicle.

Subsidiary Risk. Investing through the Subsidiary may expose investors to additional or different risks than if the Fund invested directly. By investing through its Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The instruments held by the Subsidiary will be instruments that are permitted to be held by the Fund and subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered as an investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act, although the Subsidiary is subject to the rules of the CFTC and the NFA and is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which the Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund.” In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are expected to be for a maximum of 5% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.

A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. Because the repurchase price for Shares will be the NAV of the Shares on the Repurchase Pricing Date (as defined below), price volatility of Bitcoin may result in the repurchase price on any Repurchase Pricing Date being lower than the average NAV over a period. In addition, this volatility may contribute to an increased risk that the Fund’s NAV per Share at the time an investor makes an investment decision will substantially differ from the price per Share that the investor will ultimately pay. See “Plan of Distribution.” In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Portfolio Turnover. The Fund’s portfolio turnover and frequent trading of Bitcoin futures may result in higher transaction costs than if the Fund traded less frequently. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund expects to engage in portfolio turnover in response to shareholder purchases, to meet repurchase requests and to rebalance the size of the Subsidiary to comply with the Subsidiary Asset Cap due to changes in the price of Bitcoin futures. Depending on the level of shareholder purchase and repurchase activity and changes in the price of Bitcoin futures, the Fund may have significant portfolio turnover, potentially in excess of 100%. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. In addition, although the Fund’s trading of Bitcoin futures is not included in the calculation of portfolio turnover, the Fund’s active and frequent trading of Bitcoin futures will result in transaction costs to the Fund.

Temporary Defensive and Interim Investments. Temporary defensive investments made by the Fund in times of adverse or unstable conditions may cause the Fund to not achieve its investment objectives. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio securities or to meet anticipated repurchases of its Shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Expense Risk. The actual expenses born by the Fund are impossible to predict and there can be no assurance that an expense limitation agreement will always be in place. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. The Fund’s expense limitation agreements, which generally remain in effect for a period of one year, mitigate this risk. However, there is no assurance that the Adviser will renew such expense limitation agreements from year-to-year.

Reporting Requirements. Shareholders who beneficially own Shares that constitute more than 5% of the Fund’s Shares may be subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These may include requirements to file certain reports with the Commission. The Fund has no obligation to file such reports on behalf of such shareholders or to notify shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

MANAGEMENT OF THE FUND

Board of Trustees

The Board oversees the conduct of the Fund’s affairs and the Adviser’s management of the Fund.

The Adviser

Stone Ridge acts as the Fund’s investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge’s principal office is located at 510 Madison Avenue, 21st Floor, New York, New York 10022. As of August 30, 2019, Stone Ridge’s assets under management were approximately $15 billion. Stone Ridge is a Delaware limited liability company and is controlled by Stone Ridge Holdings Group LP, a holding company for the Adviser and its affiliates.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Fund, furnish continuously an investment program with respect to the Fund, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Fund to make investments directly or through its Subsidiary. Stone Ridge compensates all Trustees and officers of the Fund who are members of Stone Ridge’s organization and who render investment services to the Fund. The Fund has agreed to pay Stone Ridge as compensation under the Management Agreement a fee in the amount of 1.00% of the average daily net assets of the Fund. Separately from the contractual expense limitation referenced under “Fund Expenses” above, Stone Ridge may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

A discussion regarding the considerations of the Fund’s Board for approving the Management Agreement will be included in the Fund’s first annual or semi-annual report to shareholders.

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and continuously review, supervise and administer the investment program of the Fund. Stone Ridge bears its own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization and auditing expenses), except that the Fund bears travel expenses (or an appropriate portion thereof) of Trustees or Fund officers who are partners, directors, trustees or employees of Stone Ridge to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof or advisers thereto, and the Fund bears all or a portion of the expenses related to the Fund’s chief compliance officer, as may be approved by the Board from time to time. To the extent the Adviser receives advisory fees from the Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary.

The Fund bears all other costs of its operations, including, without limitation, the compensation of the Independent Trustees; ordinary administrative and operating expenses, including the management fee and all expenses associated with the pricing of Fund assets; risk management expenses; ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing and settlement costs), custodial costs and interest charges; professional fees (including, without limitation, expenses of consultants, experts and specialists); fees and expenses in connection with repurchase offers and any repurchases of Fund Shares; expenses in connection with the filing of Form PQR; legal expenses (including legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares); accounting and auditing expenses incurred in preparing, printing and delivering all reports (including such expenses incurred in connection with any Fund document) and tax information for shareholders and regulatory authorities and all filing costs, fees, travel expenses and any other expenses directly related to the investment of the Fund’s assets. The Fund pays any extraordinary expenses it may incur, including any litigation expenses.

Portfolio Managers

Nathaniel Conrad and Arthur Braga are the Portfolio Managers of the Fund. Each of the Portfolio Managers has been a Portfolio Manager of the Fund since inception.

Nathaniel Conrad. Nathaniel Conrad, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Braga. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs, where he began his career, as the senior trader in Interest Rates Electronic Trading. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering school.

Arthur Braga. Arthur Braga, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad. Prior to joining Stone Ridge in 2016, Mr. Braga worked at Goldman Sachs as a senior trader in the Equity Derivatives business, based in New York and São Paulo, Brazil. Prior to that, he began his career at Barclays Capital in London as a trader in the Exotic Equity Derivatives & Structured Products business. Mr. Braga received his BSE in Control & Automation Engineering from PUC-Rio, Brazil and his Masters in Automation & Electronics from the Institut National des Sciences Appliquées de Toulouse, France.

Adviser’s Investment Committee

The Adviser has established an Investment Committee (the “Committee”), which oversees the investment policies and strategies of the Adviser and monitors risk within the funds advised by the Adviser, including the Fund.

The members of the Committee, and their professional background and experience, are as follows:

Daniel Fleder. Mr. Fleder joined Stone Ridge in 2016. Mr. Fleder is the Chair of the Committee and serves as Head of Markets and Head of Risk at Stone Ridge. Mr. Fleder was previously Head of Variance Risk Premium at Stone Ridge. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Robert Gutmann. Mr. Gutmann is a co-founder of Stone Ridge. Mr. Gutmann has held a variety of leadership roles at Stone Ridge, including Head of Product Development and Execution and his current role as Head of Digital Asset Strategies. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Ross Stevens. Mr. Stevens founded Stone Ridge in 2012, and serves as Chief Executive Officer. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and her current role as Head of Flourish. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Stone Ridge is currently the sole shareholder of the Fund and, therefore, a control person. However, it is anticipated that Stone Ridge will no longer be a control person once this offering is completed.

The Fund’s Service Providers

Custodian. U.S. Bank NA, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian.

Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent and dividend disbursing agent.

Administrator. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator and accounting agent, performing general administrative tasks for the Fund, including keeping financial books and records of the Fund. The Fund compensates the Administrator at rates that are determined based on the aggregate net assets of the funds in the Stone Ridge fund complex, with each fund paying a pro rata portion of the fee allocated on the basis of the funds’ net assets.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South 6th Street, Minneapolis, Minnesota 55402, serves as the Fund’s Independent Registered Public Accounting Firm, and is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board.

Legal Counsel. Ropes & Gray LLP, located at 800 Boylston Street, Boston, Massachusetts, acts as legal counsel to the Fund.

Distributions

The Fund intends to declare and pay dividends from net investment income and net realized capital gains at least annually, although the Fund may declare and pay dividends more frequently (e.g., quarterly). The Fund intends to distribute substantially all net investment income to shareholders at least once a year. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings or amounts from the Fund’s affiliates (e.g., fees or expenses waived or reimbursed by the Adviser) that are subject to repayment by the Fund.

SHAREHOLDER GUIDE

HOW TO BUY SHARES

The Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Fund. These intermediaries may be authorized to designate other intermediaries to receive orders on the Fund’s behalf. The Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary or if applicable, an intermediary’s authorized designee, receives the order in good order. The Shares will be offered at NAV per share calculated each regular business day. Investors who invest in the Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.

Shares generally are available for investment only by clients of registered investment advisers and a limited number of certain other Eligible Investors. Certain investors may purchase Shares directly from the Fund by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, if approved, the investor will be directed to the Fund’s Transfer Agent to complete the purchase transaction.

All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through an intermediary does not affect these eligibility requirements.

A purchase of Shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase order is in “good order” when the Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents described above) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Shares are offered to the following groups of investors (“Eligible Investors”):

1.	Institutional investors, including registered investment advisers (RIAs);

2.	Clients of institutional investors;

3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans;

4.

Certain other Eligible Investors as approved from time to time by the Adviser; Eligible Investors include employees, former employees, shareholders, members and directors and affiliates of the Adviser and the Fund or each of their affiliates, and friends and family members of such persons; and

5.	Investment professionals or other financial intermediaries investing for their own accounts and their immediate family members.

Some intermediaries may impose different or additional eligibility requirements. The Adviser has the discretion to further modify or waive their eligibility requirements.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase Shares.

Investment Minimums

There is no minimum investment requirement for an investment in the Shares.

Other Policies

No Share Certificates. The issuance of Shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of Shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing Shares of the Fund.

Involuntary Redemptions. The Fund reserves the right to redeem an account if the value of the Shares is $1,000 or less for any reason, including market fluctuations. Before the Fund redeems such Shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the Shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund Shares, the redemption may have tax consequences.

In addition, the Fund reserves the right under certain circumstances to redeem all or a portion of an account, without consent or other action by the shareholder.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Initial Asset Cap; Fund Closings; Priority

Upon commencement of investment operations, the Fund will initially cap its net assets at $25 million (the “Initial Cap”). Once the Initial Cap is met, the Fund will close to new investors and only the reinvestment of dividends by existing investors will be permitted. The Fund may re-open to new investors and subsequently close again to new investors at any time and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During the time the Fund is closed to new investments, Fund shareholders will continue to be able to participate in periodic repurchase offers, as described below.

The Initial Cap may be increased or decreased only by a vote of the Board. The Adviser will not recommend to the Board that the Initial Cap be raised during the first six months of the Fund’s operations. Following such six-month period, the Adviser will recommend to the Board that the Initial Cap be raised only if, following such increase, the maximum amount of Shares that the Fund could repurchase in any quarter (currently expected to be 5% of outstanding Shares) would not exceed 5% of the lowest of the four-week, three-month, six-month, one-year and two-year trailing average daily trading volumes of the Bitcoin futures held by the Fund (such lowest average daily trading volume, the “Lowest Trailing ADTV”). In addition, the Adviser will not recommend that the Initial Cap be raised by more than $10 million in any calendar month. If the maximum amount of Shares that the Fund could repurchase in any quarter (currently expected to be 5% of outstanding Shares) exceeds 10% of the Lowest Trailing ADTV, the Adviser will recommend to the Board that the Initial Cap be decreased to an amount such that, following such decrease, the maximum amount of Shares that the Fund could repurchase in any quarter would not exceed 5% of the Lowest Trailing ADTV. If the Initial Cap is so reduced, the Fund will not accept new investments (other than reinvestment of dividends or distributions) if the new investment would cause the assets of the Fund to exceed the reduced Initial Cap.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. Except as permitted by the Fund’s interval structure, no shareholder has the right to require the Fund to repurchase its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders generally are not able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, the Fund currently expects that quarterly repurchase offers will be for a maximum of 5% of the Fund’s outstanding Shares. The schedule requires the Fund to make repurchase offers every three months.

Repurchase Process

The Fund makes quarterly repurchase offers in the months of February, May, August and November. Upon the commencement of a repurchase offer (which the Fund expects to commence approximately mid-month in each of the foregoing months), the Fund will send written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed,

•	The Repurchase Request Deadline and the Repurchase Pricing Date (see below),

•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase,

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV,

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline and

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

The repurchase request deadline, which is the date by which shareholders wishing to tender Shares for repurchase must respond to the repurchase offer (the “Repurchase Request Deadline”), will be approximately 21 days after the commencement of the applicable repurchase offer. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Fund anticipates that the repurchase pricing date, the date on which the repurchase price for Shares is determined (the “Repurchase Pricing Date”), will ordinarily be the same day as the Repurchase Request Deadline, but in no event will be (i) prior to the close of business on the day of the Repurchase Request Deadline or (ii) more than 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

The Fund typically distributes payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and the Repurchase Pricing Date (if they are different dates) or between the Repurchase Pricing Date and Repurchase Payment Deadline. The method by which the Fund calculates NAV is discussed below under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the Fund’s Transfer Agent at (855) 609-3680.

The Fund does not currently charge a repurchase fee.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of Chapter 1 of the Code; (2) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

Notwithstanding the foregoing, under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in a repurchase offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase additional Shares in an amount determined by the Board that are tendered by the estate of a shareholder who is deceased (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such Shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the Shares tendered in an Estate Offer. If the Fund repurchases any Shares pursuant to an Estate Offer, this will not affect the number of Shares that it repurchases from other shareholders in the quarterly repurchase offers.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to fund Share repurchases.

If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Risk Considerations — Repurchase Offers Risk” above. In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Distributions and Federal Income Tax Matters” below and “Tax Status” in the Statement of Additional Information.

DISTRIBUTION AND SERVICING ARRANGEMENTS

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203 (the “Distributor”), is the principal underwriter and distributor of Shares of the Fund. The Distributor acts as the distributor of Shares for the Fund on a commercially reasonable basis, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor is not obligated to sell any specific amount of Shares of the Fund, or to buy any of the Shares. Shares of the Fund are continuously offered through the Distributor, as the exclusive distributor. The Distributor also acts as agent for the Fund in connection with repurchases of Shares. The Fund has agreed to indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act. The Distributor has agreed to indemnify the Fund, the Adviser and each Trustee against certain liabilities arising from the Distributor’s willful misconduct, gross negligence or fraud in the performance of its duties, obligations or responsibilities under the distribution agreement.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed, and the Fund does not currently intend to list its Shares, for trading on any national securities exchange. There is currently no secondary market for the Fund’s Shares, and the Fund does not expect a secondary market in its Shares to develop. Neither the Adviser nor the Distributor intends to make a market in the Fund’s Shares.

Financial intermediaries may provide varying investment products, programs, platforms and accounts through which investors may purchase and sell Shares. The Fund pays fees to compensate such financial intermediaries in connection with (i) personal and account maintenance services rendered to Fund shareholders, including electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Shares (fees for such services, if any, “distribution fees”). The Fund does not believe that any portion of fees currently paid to financial intermediaries are distribution fees.

Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan adopted by the Fund at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to a Services Agreement between the Fund and the Adviser, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries, at an annual rate of 0.05%, in each case calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Intermediaries generally receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of Shares outstanding. The Fund’s Shares are valued as of a particular time (the “Valuation Time”) on the last day of each week and last day of each month (if different) that the New York Stock Exchange (“NYSE”)

opens for business.1 During any period when the Fund is offering its Shares, it is the current intention of the Fund that the NAV per share of the Shares shall be computed no less frequently than once daily, Monday through Friday, as of the Valuation Time, except on days on which the NYSE does not open for business; provided, that the Fund reserves the right to calculate the net asset value more or less frequently if deemed desirable, subject to the requirements of Rule 23c-3. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. Current net asset values per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund Shares (which bear upon the number of Fund Shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of the Adviser to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Futures contracts are valued at the settlement price on the exchange or, if available, mean of the bid and asked prices.

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE.

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not

[1]

The NYSE is generally open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the instrument on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers or other third-party sources (ii) valuations provided by a third-party pricing agent, (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; (iv) in the case of Bitcoin futures, calculations or estimates of the reference rate specified by the relevant exchange for the settlement of the Bitcoin futures; or (v) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund Shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s Shares may change on days when an investor is not able to purchase or sell Shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. If you elect to reinvest distributions, your distributions will be reinvested in additional Shares at the NAV calculated as of the payment date. The Fund will pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”). You should consult your tax adviser for information concerning the possible application of federal, state, local or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund intends to elect to be treated as and intends to qualify to be treated each year as a “regulated investment company” under Subchapter M of Chapter 1 of the Code (a “RIC”). A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for treatment as a RIC, the Fund must meet certain income, asset diversification and distribution requirements. Because the Fund intends to qualify as a RIC under the Code, the Fund will generally hold Cash and Fixed Income Investments such that, at the end of each fiscal quarter, at least 50% of the value of the Fund’s total assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on your investment. The Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.

The Fund invests in a wholly-owned Subsidiary that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Subsidiary will take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income and the Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets.

The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes, which may decrease the Fund’s yield on those securities.

In addition, the Fund’s investments in debt instruments, foreign securities, foreign currencies, and futures contracts may increase or accelerate the Fund’s recognition of income or gain and may affect the timing, amount or character of the Fund’s distributions.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your Shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, includable in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any, will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its Shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest, and net gains from the disposition of investment property (including the Fund’s ordinary income dividends, Capital Gain Dividends, and capital gains recognized on the sale, repurchase, or exchange of Fund Shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Fund Shares.

A dividend will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment (and thus were included in the price you paid for your Shares). For example, if you purchase Shares on or just before the record date of a Fund distribution, you will pay full price for the Shares and could receive a portion of your investment back as a taxable distribution. In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional Shares or in cash.

Any gain or loss resulting from the sale or exchange of your Shares generally will be treated as a capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your Shares.

Shareholders who tender all of the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. If a shareholder tenders fewer than all of its Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not tender any of their Shares for repurchase will be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to foreign shareholders.

Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state or local tax consequences, or about any other tax questions you may have.

DIVIDEND REINVESTMENT PLAN

Dividends and capital gains distributions are treated in accordance with the instructions on your account opening form, and either are automatically reinvested, without sales charges, or are distributed to you in cash.

Shares may be distributed in lieu of cash. The number of Shares that will be distributed in lieu of cash is determined by dividing the dollar amount of the distribution to be reinvested by the NAV as of the close of business on the day of the distribution.

Your taxable income is the same regardless of which option you choose. As long as you hold Fund shares, you may change your election to participate in the dividend reinvestment plan by notifying the Transfer Agent or your financial intermediary, as applicable.

For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680 or contact your financial intermediary.

DESCRIPTION OF THE FUND

The Fund is an investment portfolio of Stone Ridge Trust VI (the “Trust”), a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated January 15, 2019. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of common Shares of beneficial interest, par value, unless the Trustees shall otherwise determine, $0.001 per share. All Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights or rights to cumulative voting.

Shareholders are entitled to share equally in dividends declared by the Board payable to holders of Shares and in the net assets of the Fund available for distribution to holders of Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares.

The Board may classify or reclassify any issued or unissued Shares of the Fund into shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

As of October 9, 2019, the following number of Shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount of Outstanding Exclusive of Amount Shown Under (3)
Common Shares of Beneficial Interest	$25,000,000	0	$100,000

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of Shares of the Trust that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets or liquidation. Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

REPORTS TO SHAREHOLDERS

The Fund sends to common shareholders unaudited semi-annual and audited annual reports, including a consolidated list of investments held.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Commission. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (855) 609-3680.

Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940 and under the CEA are maintained at the offices, as applicable of: (1) the Trust, (2) the Adviser, (3) the Custodian and (4) the Administrator.

1.	Stone Ridge Trust VI

510 Madison Avenue, 21st Floor

New York, NY 10022

2.	Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

3.	U.S. Bank NA

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 5321

4.	U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE’S PRIVACY NOTICE2

Stone Ridge’s Commitment to Its Customers3

Stone Ridge recognizes and respects the privacy expectation of each of its customers. Stone Ridge believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities. This means, most importantly, that Stone Ridge does not sell customers’ non-public personal information to any third parties. Stone Ridge uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Stone Ridge affiliated company.

Information Stone Ridge Collects About Its Customers

Stone Ridge collects non-public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with Stone Ridge; and

•	Correspondence, which may include written, telephonic or electronic communications.

How Stone Ridge Handles Its Customers’ Personal Information

As emphasized above, Stone Ridge does not sell non-public personal information about current or former customers to third parties. Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

•

In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals, or groups that are not affiliated with Stone Ridge. For example, if a customer asks Stone Ridge to transfer assets from another financial institution, Stone Ridge will need to provide certain non-public personal information about that customer to the company to complete the transaction.

•

In order to alert a customer to other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about that customer with a Stone Ridge affiliated company.

•

In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about its customers to these third parties. In all such cases, Stone Ridge will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, Stone Ridge requires these third parties to treat Stone Ridge customers’ non-public information with the same high degree of confidentiality that Stone Ridge does.

•	Finally, Stone Ridge will release non-public information about customers if directed by that customer to do so or if Stone Ridge is authorized by law to do so.

[2]	Provided by Stone Ridge Asset Management LLC, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V and Stone Ridge Trust VI.
[3]

For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a Stone Ridge-affiliated company and individuals who have provided non-public personal information to a Stone Ridge affiliated company, but did not invest with a Stone Ridge affiliated company.

How Stone Ridge Safeguards Its Customers’ Personal Information

Stone Ridge restricts access to information about customers to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of its customers’ non-public personal information.

Keeping Its Customers Informed

As required by federal law, Stone Ridge will notify customers of Stone Ridge’s Privacy Policy annually. Stone Ridge reserves the right to modify this policy at any time, but in the event that there is a change, Stone Ridge will promptly inform its customers of that change.

NYDIG Bitcoin Strategy Fund

For More Information

To obtain other information and for shareholder inquiries:

By telephone:	(855) 609-3680

By mail:	NYDIG Bitcoin Strategy Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

On the Internet:	SEC EDGAR database — www.sec.gov

The Fund’s investment company registration number is 811-23478.

Subject to Completion dated October 16, 2019

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

STONE RIDGE TRUST VI

NYDIG BITCOIN STRATEGY FUND

Ticker:	BTCNX

[    , 2019]

510 Madison Avenue, 21st Floor

New York, NY 10022

(855) 609-3680

This Statement of Additional Information (“SAI”) describes NYDIG Bitcoin Strategy Fund (the “Fund”). This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated [    ], 2019, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone number, listed above.

STONE RIDGE TRUST VI

NYDIG BITCOIN STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION, RISKS AND RESTRICTIONS

NYDIG Bitcoin Strategy Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is an investment portfolio of Stone Ridge Trust VI (the “Trust”), a Delaware statutory trust organized on January 15, 2019. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

The Prospectus discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. Additional information about the strategies and other investment practices the Fund may employ and certain related risks of the Fund are described below.

Additional Investment Information and Risks

Additional Information Regarding Leverage. Although the Fund does not intend to provide investors with exposure to an amount of Bitcoin futures in excess of the Fund’s net assets, the Fund will seek to achieve and maintain the Target Exposure of 100% by using leverage through futures contracts, which will provide leveraged exposure to the underlying asset to the extent the notional exposure provided by the futures contract exceeds the margin posted by the Fund, and through reverse repurchase agreements. Although the use of leverage may create an opportunity for increased returns of the Fund, it also results in additional risks and can magnify the effect of any losses and thus could negatively impact the Fund’s business and results of operation and have important adverse consequences to the Fund’s investments. The loss on leverage transactions may substantially exceed the initial investment.

The terms of financing arrangements entered into by the Fund may restrict the Fund’s operating flexibility, including covenants that, among others, may limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) engage in certain transactions. If the Fund secures its leverage through the pledging of collateral, the Fund may, if the Fund is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, be subject to risk that it is required to surrender its collateral and that such collateral may be liquidated at inopportune times or at prices that are not favorable to the Fund and cause significant losses. If a lender seizes and liquidates pledged collateral, such collateral may be sold at distressed price levels. The Fund will fail to realize the full value of such asset in a distressed sale.

The Fund may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund.

During the economic downturn that began in 2008, the U.S. capital markets experienced historic dislocations and liquidity disruptions, which caused financing to be unavailable in many cases and, even if available, caused the cost of prospective financings to increase. These circumstances materially impacted liquidity in the debt markets, making financing terms for borrowers able to find financing less attractive, and in many cases have resulted in the unavailability of certain types of debt financing. Uncertainty in the debt and equity markets may negatively impact the Fund’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.

Floating Rate and Variable Rate Obligations. The Fund can invest in debt securities that have floating or variable interest rates.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Fund on its floating rate investments and

1

rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Fund’s net asset value during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of the Fund’s floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for its portfolio of investments may help mitigate that risk.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. The Fund can also invest in step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Money Market Instruments. The Fund may invest in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Additional Information Regarding Reverse Repurchase Agreements. The Fund intends to enter into reverse repurchase agreements with banks and brokers, with the Fund as the initial seller of securities to the banks or brokers. In this case, a reverse repurchase agreement involves a sale by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities.

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a security with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings if the Fund covers its obligations under these transactions or maintains liquid assets equal in value to its obligations in respect of these transactions.

2

Legal and Regulatory Risks. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the Commission, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the Commission, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

New regulations could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements) and the Fund’s ability to execute certain investment strategies may be adversely affected as a result. It is unclear how the regulatory changes will affect counterparty risk.

If a perception develops that there is or in the future could be renewed regulatory focus on participants who benefit from their participation in any U.S. government-sponsored program, or attempts by legislative and/or regulatory bodies to impose new restrictions and/or taxes and penalties on such participants, possibly even with retroactive effect, then the Fund’s position in such securities may be compromised.

Controlled Foreign Corporation. The Subsidiary is a controlled foreign corporation (a “CFC”) for U.S. federal income tax purposes. A U.S. person that owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” of such foreign corporation for purposes of the CFC provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is a U.S. Shareholder of the Subsidiary and owns 100% of all classes of stock of the Subsidiary. As a result, the Subsidiary is treated as a CFC and the Fund will generally be required to take into account each year, as ordinary income, its share of certain amounts of the Subsidiary’s income, whether or not the Subsidiary distributes such amounts to the Fund. The Fund’s investment in the Subsidiary could cause the Fund to recognize taxable income in excess of cash generated by such investments, potentially requiring the Fund to borrow money or to dispose of certain investments to make the distributions required to qualify for treatment as a regulated investment company under subchapter M of Chapter 1 of the Code (“RIC”) and to eliminate a Fund-level tax and could affect the amount, timing and character of the Fund’s distributions.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. Higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund and may result in higher taxes when Fund shares are held in a taxable account.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. The Fund may engage in active and frequent trading to try to achieve its investment objective. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

3

Investment Restrictions

Fundamental Investment Restrictions of the Fund

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund.

Under these restrictions, the Fund:

(1) may issue senior securities to the extent permitted by applicable law;

(2) may borrow money to the extent permitted by applicable law;

(3) may underwrite securities to the extent permitted by applicable law;

(4) may purchase, sell or hold real estate to the extent permitted by applicable law;

(5) may make loans to the extent permitted by applicable law;

(6) may purchase and sell commodities to the extent permitted by applicable law; and

(7) may not invest 25% or more of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

For purposes of Fundamental Investment Restriction (7), Bitcoin and Bitcoin-related instruments, including, without limitation, Bitcoin futures, are not considered to be part of any industry.

The Fund has also adopted the following fundamental policies in order to repurchase its shares:

a)

On a quarterly basis, in the months of February, May, August and November, the Fund will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

b)

The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”) will establish the Repurchase Request Deadline for each Repurchase Offer.

c)	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date.

TRUSTEES AND OFFICERS

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Trustees are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors those risks on an ongoing basis; how Fund management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board

4

cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings, including in-person or telephonic meetings, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these meetings, officers of the Trust provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results, and insurance and fidelity bond coverage. In addition, it is expected that the Independent Trustees meet at least annually to review, among other things, investment management agreements and certain other plans and agreements, and to consider such other matters as they deem appropriate.

The Board has established two standing committees – an Audit Committee and a Valuation Committee – to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Trustees, are described below. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board does not have a lead Independent Trustee. The Board, taking into consideration its oversight responsibility of the Fund, including the Fund’s regular use of fair valuation and the Board’s extensive experience overseeing the development and implementation of fair valuation processes, believes that its leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Trustee with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund and the Adviser.

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

Independent Trustees

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Jeffery Ekberg (1965)	Trustee	since 2019	Self-employed (personal investing) since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	16	None.

Daniel Charney (1970)	Trustee	since 2019	Co-President, Cowen and Company, Cowen Inc. (financial services firm) since 2012	16	None.

5

Interested Trustee

Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Ross Stevens(3) (1969)	Trustee	since 2019	Founder and Chief Executive Officer of Stone Ridge since 2012	16	None.

(1) Each Trustee serves until resignation or removal from the Board.

(2) The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.

(3) Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Adviser.

Additional Information about the Trustees.

Jeffery Ekberg – Through his experience as a senior officer, director and accountant of financial and other organizations, Mr. Ekberg contributes experience overseeing financial and investment organizations to the Board. The Board also benefits from his previous experience as a member of the board of other funds.

Daniel Charney – Through his experience as a senior officer of financial and other organizations, Mr. Charney contributes his experience in the investment management industry to the Board.

Ross Stevens – Through his experience as a senior executive of financial organizations, Mr. Stevens contributes his experience in the investment management industry to the Board.

Additional Information about the Board’s Committees.

The Trust has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Trustees, namely Messrs. Ekberg and Charney. Mr. Ekberg is the Audit Committee Chair and has been designated as the Audit Committee financial expert. Mr. Charney is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Trust’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee the quality and objectivity of the Trust’s and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the Trust’s Chief Compliance Officer (the “CCO”); (4) to oversee the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Trust’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Trust’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the Code of Ethics by the Trust and the Adviser.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. As of the date of this SAI, the Audit Committee has met one time.

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Trust’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making

6

any recommendations to the Trust’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Trust’s valuation procedures; (5) reporting to the Board on a regular basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Trust’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board. As of the date of this SAI, the Valuation Committee has not met.

Trustee Ownership of the Fund. The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of December 31, 2018. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees
Jeffery Ekberg	None.	Over $100,000
Daniel Charney	None.	Over $100,000

Interested Trustee
Ross Stevens(3)	None.	Over $100,000

(1) As of the date of the Statement of Additional Information, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.

(2) Family of Investment Companies includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.

(3) Beneficial ownership through the Adviser’s or its affiliates’ investments in the Fund.

None of the Independent Trustees or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund, as of December 31, 2018.

Compensation of Board Members. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer. Each such Trustee’s compensation is invested in Stone Ridge funds. The Trust does not pay retirement benefits to its Trustees and officers. The Fund pays a portion of the compensation of the CCO. Other officers and Interested Trustees of the Trust are not compensated by the Fund. The following table sets forth compensation to be received by the Independent Trustees for the Fund’s fiscal year ending October 31, 2020:

Independent Trustees	Aggregate Compensation From the Fund(1)	Total Compensation From the Complex(2) Paid to Trustee
Jeffery Ekberg	$25,000	$350,000
Daniel Charney	$25,000	$350,000

(1) As of the date of the Statement of Additional Information, the Trustees had not received compensation from the Fund because the Fund had not yet begun investment operations. The Independent Trustees have determined to waive their compensation in respect of the Fund until such time as the Fund has first sold $50 million of shares.

(2) Reflects actual direct compensation to be received during the fiscal year ending October 31, 2019 from other series of the Complex. The Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by Stone Ridge.

7

Officers of the Trust

Name (Year of Birth) and Address(1)(2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2019	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2019	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2019	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since 2019	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

David Thomas (1980)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2015; prior to that member of Operations team at KCG Holdings, Inc. (financial services firm).

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018; prior to that Treasury Manager at Eton Park Capital Management (investment advisory firm).

Cathleen Hu (1983)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2015; prior to that Clearing Manager at KCG Holdings, Inc. (financial services firm).

(1) Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.

(2) Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.

(3) The term of office of each Officer is indefinite.

Codes of Ethics. The Trust and the Adviser have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. This code of ethics permits the personnel of these entities to invest in securities under some circumstances, including securities that the Fund may purchase or hold. The code of ethics is available on the EDGAR database of the Commission’s website at www.sec.gov. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by e-mail request to publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Attached as Appendix B to this SAI is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in

8

accordance with the Fund’s investment objective. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 will be available without charge, (1) upon request, by calling (855) 609-3680, and (2) on the Commission’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of the date of this SAI, Stone Ridge owned of record and beneficially 100% of the outstanding shares of the Fund.

As of October 1, 2019, the Trustees and officers of the Fund as a group owned, directly or indirectly, 100% of the outstanding shares of the Fund, as a result of Ross Stevens’ beneficial ownership through the Adviser’s or its affiliates’ investments in the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge Asset Management LLC is the Adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The manager of the general partner of the managing member of the Adviser is Ross Stevens.

Stone Ridge Asset Management LLC serves as the Adviser of the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement has an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund. The Investment Management Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its advisory services to the Fund, the Fund pays the Adviser a fee, computed daily and paid monthly in arrears, at the annual rate of 1.00% of the average daily net assets of the Fund. As described in the Prospectus, the Adviser has entered into an expense limitation agreement with the Fund.

Under the terms of the Investment Management Agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

The Adviser contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and

9

extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the total annualized expenses, other than Excluded Expenses, of the Fund to 2.00% of the average daily net assets of the Fund.

The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund (including offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed.

To the extent the Adviser receives compensation for providing management services to one or more wholly-owned and controlled Subsidiaries formed by the Fund, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary (i.e., the compensation paid to the Adviser for services to the Fund will be calculated based on the Fund’s average daily net assets excluding the net assets of the Subsidiary). Any such compensation from the Subsidiary will be determined as a percentage of the average daily net assets of the Subsidiary at the same rate and in the same manner as paid by the Fund.

Adviser’s Investment Committee

The Adviser has established an Investment Committee (the “Committee”), which oversees the investment policies and strategies of the Adviser and monitors risk within the funds advised by the Adviser, including the Fund.

Daniel Fleder, Robert Gutmann, Ross Stevens and Yan Zhao serve as members of the Committee. Their professional background and experience are disclosed in the Prospectus.

Portfolio Managers

Nathaniel Conrad and Arthur Braga are jointly and primarily responsible for the day-to-day management of the Fund. The following tables set forth certain additional information with respect to the Portfolio Managers. The information is as of September 27, 2019.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nathaniel Conrad	6	$2,585	0	$0	0	$0
Arthur Braga	1	$0	0	$0	0	$0

(1)	Includes the Fund.

10

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nathaniel Conrad	0	$0	0	$0	0	$0
Arthur Braga	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies

11

a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Selection of Service Providers. Stone Ridge or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide Stone Ridge or its affiliates with brokerage and research services (as those terms are defined in

12

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, Stone Ridge or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to Stone Ridge or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. Where the structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), a Portfolio Manager might be motivated to help certain accounts over others. In addition, a Portfolio Manager might be motivated to favor accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager to lend preferential treatment to those accounts that could most significantly benefit a Portfolio Manager.

Investments in the Fund by the Adviser. The Adviser or its affiliates may purchase shares from the Fund from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant amount of shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliates) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliates would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund—Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser, its affiliates and related entities have made investments in Bitcoin, other digital assets and instruments linked to digital assets, including Bitcoin futures, for its or their own accounts, prior to the commencement of investment operations of the Fund, and may continue to do so following the commencement of investment operations of the Fund. Affiliates of the Adviser have made and may in the future make additional investments in Bitcoin, other digital assets and/or instruments linked to digital assets, including Bitcoin futures, on behalf of their customers.

In addition, the Adviser or a related entity may invest in entities that may act as sources of leverage for the Fund. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

13

Portfolio Manager Compensation

Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

Portfolio Manager Securities Ownership

None of the Portfolio Managers beneficially owned any shares of the Fund as of the date of this SAI because the Fund had not yet commenced operations.

Principal Underwriter

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 (the “Distributor”), is the principal underwriter and distributor of shares of the Fund. The Distributor acts as the distributor of shares for the Fund on a commercially reasonable basis, subject to various conditions, pursuant to the terms of the Distributor’s contract with the Fund. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor will also act as agent for the Fund in connection with repurchases of shares.

Distribution and Servicing Plan

As described in the Prospectus, the Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) for its shares. The Distribution and Servicing Plan was approved by the Board, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution and Servicing Plan or the distribution agreement with the Distributor. The Distribution and Servicing Plan may benefit the Fund by providing additional ongoing shareholder services to Fund shareholders.

The Distribution and Servicing Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund, to the extent so required. The Distribution and Servicing Plan may be amended by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Board reviews quarterly a written report detailing the costs that have been incurred.

No Independent Trustee has any direct or indirect financial interest in the operation of the Distribution and Servicing Plan. Except as disclosed in the Prospectus, no interested person of the Fund has any direct or indirect financial interest in the operation of the Distribution and Servicing Plan except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Distribution and Servicing Plan.

Other Service Providers

Administrator. The Trust has entered into an administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the administration

14

agreement, the Administrator shall not be held liable except for a loss arising out of the Administrator’s refusal or failure to comply with the terms of the administration agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the administration agreement.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services also serves as fund accountant to the Fund under a separate agreement with the Trust and is responsible for calculating the Fund’s total NAV, total net income and NAV per share of the Fund on a daily basis.

Servicing Agent. As described in the Prospectus, the Fund has entered into a Services Agreement with the Adviser pursuant to which the Fund has appointed the Adviser as servicing agent.

Transfer Agent/Dividend Disbursing Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Custodian. U.S. Bank NA (the “Custodian”), located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. The Custodian also maintains certain accounts and records of the Fund.

Independent Registered Public Accounting Firm. Ernst & Young LLP serves as the Fund’s independent registered public accountant. Ernst & Young LLP provides audit services and assistance and consultation in connection with the review of Commission filings and certain tax compliance services. Ernst & Young LLP is located at 220 South 6th Street, Minneapolis, Minnesota 55402.

Counsel. Ropes & Gray LLP serves as counsel to the Fund, and is located at 800 Boylston Street, Boston, Massachusetts 02199.

PURCHASE AND REPURCHASE OF SHARES

The Fund currently offers one class of shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares. The Trustees of the Fund have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

The shares will be issued with a par value of $0.01 per share. All shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The shares will, when issued, be fully paid and non-assessable by the Fund and will have no preemptive or conversion rights to cumulative voting.

The shares are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for short-term trading purposes.

Unlike most closed-end funds, the Fund continuously offers its shares. The Fund’s shares are not listed on any securities exchange and are not publicly traded. Thus, there is no secondary market for the Fund’s shares and the Fund expects that no secondary market will develop. In order to provide liquidity to shareholders, the Fund has determined that it will make quarterly offers to repurchase a portion of the Fund’s outstanding shares at NAV subject to approval of the Board and in all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for a maximum of 5%, of its outstanding shares at NAV. It is also possible that a

15

Repurchase Offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund intends to offer the shares in a continuous offering of its shares at net asset value, plus the applicable sales charge. There can be no assurance that the Fund will offer its shares on a continuous basis, or if so offered, that it will do so indefinitely.

The Repurchase Request Deadline will ordinarily be the same date as the Repurchase Pricing Date.

The Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of the Fund.

Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the Transfer Agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the Transfer Agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the Transfer Agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone repurchases are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed to the address of record or sent via wire or ACH to the bank of record pre-established on the account.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities or other assets considered for investment by the Fund also may be appropriate for other accounts managed by the Adviser or its affiliates. Thus, a particular security or other asset may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. If a purchase or sale of securities or other assets consistent with the investment policies of the Fund and one or more of these other accounts is considered at or about the same time, transactions in such securities or other assets will generally be allocated among the Fund and other accounts in the manner described above under “Potential Conflicts of Interest – Allocation of Investment Opportunities” and “– Conflicts of Interest Among Strategies” above. When the Adviser or its affiliates determine that an investment opportunity is appropriate for the Fund and one or more other accounts, the Adviser or its affiliates will generally execute transactions for the Fund on an aggregated basis with the other accounts when the Adviser or its affiliates believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or other transaction costs than might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services

There is generally no stated commission in the case of securities or other assets or instruments traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed

16

dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock or digital asset exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities or other assets or instruments generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities or other assets, options and futures contracts and buys and sells such securities or other assets, options and futures for the Fund through multiple brokers and dealers. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Fund’s orders. In doing so, the Fund may pay higher commissions than the lowest available when the Adviser believes it is reasonable to do so. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, price, the size of the transaction, the nature of the market for the security or other asset or instrument, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research and brokerage services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or its affiliates may receive research and brokerage services from broker-dealers with which the Adviser places the Fund’s portfolio transactions. These research and brokerage services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The advisory fees paid by the Fund are not reduced because the Adviser or its affiliates receive such research and brokerage services even though the receipt of such research and brokerage services relieves the Adviser or its affiliates from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser or its affiliates in providing services to the Adviser’s or its affiliates’ other clients, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser or its affiliates by broker-dealers in connection with trades executed on behalf of other clients of the Adviser or its affiliates may be useful to the Adviser in managing the Fund, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser or its affiliates in managing such other clients. To the extent the Adviser or its affiliates use such research and brokerage services, they will use them for the benefit of all clients, to the extent reasonably practicable. Currently, the Adviser does not direct portfolio transactions for the Fund to a particular broker-dealer because the broker dealer provides soft dollar benefits to the Adviser.

In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities or other transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser makes a good faith determination that the commissions are reasonable in relation to the value of brokerage and research services provided, viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to all discretionary accounts.

17

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the Commission, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

As of the date of this SAI, the Fund had not paid any brokerage commissions because the Fund had not yet begun investment operations.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings.

As of the date of this SAI, the Fund did not hold any securities of its regular brokers or dealers or their parent companies because the Fund had not yet begun investment operations.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code (a “RIC”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund generally must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers

18

that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund assets for purposes of satisfying the 25% diversification test described in (b)(ii) above.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

The Fund expects to gain its exposure to Bitcoin by investing in the Subsidiary, which will be a controlled foreign corporation for U.S. federal income tax purposes. The Subsidiary will take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income, and the Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund generally will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the

19

Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income, if any, and any net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part of all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be

20

taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. The Fund’s capital loss carryforwards are reduced to the extent they offset the Fund’s current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States

21

(with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent distributions from the Fund will constitute qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

Any distribution of income that is attributable to dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above and (ii) any net gain from the sale, repurchase or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, which were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether its net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange or Repurchase of Shares

The repurchase, sale or exchange of shares of the Fund will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the

22

shareholder has held the shares for more than 12 months. Otherwise, the gain or loss on a taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders who tender all of the shares they hold or are deemed to hold in response to a Repurchase Offer generally will be treated as having sold their shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the shares it holds or is deemed to hold, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a shareholder whose shares are repurchased is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Taxation of the Subsidiary

The Subsidiary will be a controlled foreign corporation (a “CFC”) for U.S. federal income tax purposes. Generally, a foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” For purposes of the CFC provisions of the Code, a “U.S. Shareholder” is a U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation. The Subsidiary will be wholly owned by the Fund, and the Fund will be a U.S. Shareholder for purposes of these rules.

As a U.S. Shareholder, the Fund is generally required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is actually distributed by the Subsidiary. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be included in the Fund’s income to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. Subpart F income is treated as ordinary income and is included in net investment income, regardless of the character of the CFC’s underlying income. Net losses incurred by the CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund recognizes subpart F income in excess of actual cash distributions from the Subsidiary, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

23

A foreign corporation such as the Subsidiary generally will not be subject to U.S. taxation unless it is treated as engaged in a U.S. trade or business. The rules regarding whether the Subsidiary will be treated as engaged in a U.S. trade or business as a result of its investments in Bitcoin are not certain. The Subsidiary expects to operate in a manner such that it is not so treated; if it were, the Subsidiary would be subject to U.S. federal income tax on a net basis at the corporate rate and would be subject to an additional branch profits tax, thus reducing the yield of the Fund’s investment in the Subsidiary.

In general, in order to qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). The rules regarding the extent to which subpart F inclusions from investments in CFCs will be treated as “qualifying income” for purposes of the 90% gross income requirement described above are not certain and are currently under consideration. The Fund should generally be entitled to treat all of the income that it recognizes from its investments in a CFC, including its investment in the Subsidiary, as qualifying income. In the absence of further guidance, the Fund will seek to ensure that subpart F income included in the Fund’s gross income by virtue of its investments in its Subsidiary is qualifying income, including by ensuring that the Subsidiary distributes to the Fund an amount equal to the Subsidiary’s subpart F income by the end of the Subsidiary’s taxable year. If a CFC in which the Fund invests, including the Subsidiary, were to fail to make such a distribution or distributions, such failure could adversely affect the Fund’s ability to qualify as a RIC.

Futures Contracts and Other Transactions

Regulated futures contracts are referred to as “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The Fund’s investments in futures contracts and in foreign-currency denominated instruments, and any of the Fund’s transactions in foreign currencies, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies and foreign currency-denominated debt obligations may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies

A passive foreign investment company (a “PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income or (ii) the average percentage of the assets of which

24

(generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances.

Foreign Taxation

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund’s assets at the close of a taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Original Issue Discount, Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be

25

distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of an inflation-indexed bond will be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market are treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.” Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, the IRS and the Treasury Department have announced that they expect to issue proposed regulations providing that Section 451 does not apply to market discount. If Section 451 were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

26

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Foreign Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a shareholder that is not a “U.S. Person” within the meaning of the Code (such a shareholder, a “foreign shareholder”) to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends or (3) distributions treated as a return of capital with respect to such foreign shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a foreign shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in

27

excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). If the Fund invests in an Underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to foreign shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends, interest-related dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation. A beneficial holder of shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder who fails to properly furnish the

28

Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to shareholders. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an

29

intermediary. In addition, some foreign countries have implemented and others are considering, and may implement, laws similar in purpose and scope to FATCA.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 investors at all times during a taxable year, is not regularly traded on an established securities market, and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those shareholders, under current law.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, including certain minimum distribution requirements. The Fund’s structure as an interval fund, pursuant to which the Fund conducts Repurchase Offers which may be oversubscribed, could cause a shareholder to be unable to tender its shares when or in the amount that it desires, which inability may make it difficult for a shareholder that is a tax-qualified plan to meet minimum distribution requirements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Fund is the only series of the Trust. To the extent permissible by law, additional series may be added in the future.

The shares of the Fund represent an equal proportionate interest in the net assets attributable to such shares of the Fund. Shareholders have certain exclusive voting rights on matters relating to their respective distribution plan, if any. Different classes of the Fund, if any, may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

30

In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust, however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

In the interest of economy and convenience, the Fund does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and repurchase orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CONSOLIDATED FINANCIAL STATEMENTS

Stone Ridge Trust VI

NYDIG Bitcoin Strategy Fund

Report of Independent Registered Public Accounting Firm and Consolidated Financial Statements

As of October 1, 2019

32

Table of Contents

Stone Ridge Trust VI

NYDIG Bitcoin Strategy Fund

33

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of NYDIG Bitcoin Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of NYDIG Bitcoin Strategy Fund (the “Fund”) (the sole series constituting Stone Ridge Trust VI (the “Trust”)), as of October 1, 2019, and the related consolidated statement of operations for the period from January 15, 2019 (Organization of Trust) through October 1, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (the sole series constituting Stone Ridge Trust VI) at October 1, 2019, and the consolidated results of its operations for the period from January 15, 2019 (Organization of Trust) through October 1, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

October 10, 2019

34

Stone Ridge Trust VI

NYDIG Bitcoin Strategy Fund

Consolidated Statement of Assets and Liabilities

October 1, 2019

NYDIG Bitcoin Strategy Fund
Assets:
Cash	$100,000
Receivable from Adviser for reimbursement of organizational costs (See Note 4)	186,554
Deferred offering costs (See Note 4)	316,458

Total Assets	$603,012

Liabilities
Accrued organizational costs (See Note 4)	186,554
Accrued offering costs (See Note 4)	316,458

Total Liabilities	503,012

Total Net Assets:	$100,000

Net Assets Consist of: Capital Stock	$100,000

Total Net Assets:	$100,000

Capital shares outstanding, no par value, unlimited shares authorized	10,000
Net asset value, offering price and redemption price per share	$10.00

The accompanying notes are an integral part of these financial statements.

35

Stone Ridge Trust VI

NYDIG Bitcoin Strategy Fund

Consolidated Statement of Operations

For the Period From January 15, 2019 (Organization of Trust) to October 1, 2019

NYDIG Bitcoin Strategy Fund
Income:	$—
Total Income	—

Expenses:
Organizational costs (See Note 4)	186,554

Total Expenses	186,554

Less: expense reimbursement (See Note 3)	(186,554)

Total Net Expenses	$—

Net increase resulting from operations:	$—

The accompanying notes are an integral part of these financial statements

36

Stone Ridge Trust VI

NYDIG Bitcoin Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 1, 2019

1.	Organization

Stone Ridge Trust VI (the “Trust”) was organized as a Delaware statutory trust on January 15, 2019, and will be registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered closed-end management investment company issuing shares. The Trust’s sole series is the NYDIG Bitcoin Strategy Fund (the “Fund”). The Fund will be non-diversified for the purposes of the 1940 Act.

As of October 1, 2019, the Trust has had no operations other than those actions relating to organizational and registration matters, including the sale and issuance to Stone Ridge Asset Management LLC (the “Adviser”) of 10,000 shares of the Fund at an aggregate purchase amount of $100,000. The proceeds of the 10,000 shares were held in cash. There are an unlimited number of authorized shares. The investment objective of the Fund is long-term capital appreciation The Fund will pursue its investment objective primarily by investing in Bitcoin futures contracts (“Bitcoin futures”). The only Bitcoin futures in which the Fund will invest are cash-settled Bitcoin futures traded on commodity exchanges registered with the CFTC. The Fund will not invest in Bitcoin or other digital assets directly.

The consolidated financial statements include the accounts of NYDIG Bitcoin Strategy Sub Fund Ltd, a wholly-owned subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund will be an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

(a)	Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(b)	Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(c)	Federal Income Taxes

The Fund intends to qualify as a “regulated investment company’ under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

37

3.	Agreements

(a)	Investment Advisory Agreement

At commencement of the Fund’s investment operations, Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) will be the investment adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. Its primary place of business is at 510 Madison Avenue, 21st Floor, New York, NY 10022. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for its funds.

Upon commencement of operation and in return for providing management services to the Fund, the Fund will pay the adviser an annual fee of 1.00% of the Fund’s average daily net assets.

The Adviser will contractually agree through February 28, 2021, to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund (including organizational and offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annualized expense of the Fund to 2.00% of the average daily net assets of the Fund. The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) and the consent of the Adviser.

(b)	Distributor

At commencement of the Fund’s investment operations, ALPS Distributors, Inc. (the “Distributor”) will serve as the Fund’s Distributor. Its principal business address is 1290 Broadway #1100, Denver, CO 80203.

(c)	Administrator, Custodian and Transfer Agent

At commencement of the Fund’s investment operations, the custodian to the Trust will be U.S. Bank, N.A., located at 1555 N RiverCenter Drive, Suite 302, Milwaukee, WI 53212. At commencement of the Fund’s investment operations, the administrator and transfer agent to the Trust will be U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), an affiliate of US. Bank, N.A., located at 615 East Michigan Street, Milwaukee, WI 53202.

4.	Organization and Offering Costs

Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Certain organization costs were paid by the Adviser, subject to potential recoupment, and are estimated to be $147,641. The remaining organization costs are estimated to be $38,913 and may also be subject to recoupment. Total organization costs are estimated to be approximately $186,554. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Organization costs are expensed as incurred. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis. Certain offering costs were paid by the Adviser, subject to recovery, and are estimated to be $169,255. The remaining offering costs will be paid by the Fund, and are estimated to be $147,203. The total amount of the offering costs incurred by the Fund is estimated to be approximately $316,458.

38

5.	Capital Shares

The Fund’s shares are being offered initially at an offering price of $10 per share. The shares are expected to be offered on a continuous basis thereafter at a net asset value per share.

Upon commencement of investment operations, the Fund will initially cap its net assets at $25 million (the “Initial Cap”). Once the Initial Cap is met, the Fund will close to new investors and only the reinvestment of dividends by existing investors will be permitted. The Fund may re-open to new investors and subsequently close again to new investors at any time and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During the time the Fund is closed to new investments, Fund shareholders will continue to be able to participate in periodic repurchase offers, as described below.

The Initial Cap may be increased or decreased only by a vote of the Board of Trustees (the “Board”) of the Fund. The Adviser will not recommend to the Board that the Initial Cap be raised during the first six months of the Fund’s operations. Following such six-month period, the Adviser will recommend to the Board that the Initial Cap be raised only if, following such increase, the maximum amount of shares that the Fund could repurchase in any quarter (currently expected to be 5% of outstanding shares) would not exceed 5% of the lowest of the four-week, three-month, six-month, one-year and two-year trailing average daily trading volumes of the Bitcoin futures held by the Fund (such lowest average daily trading volume, the “Lowest Trailing ADTV”). In addition, the Adviser will not recommend that the Initial Cap be raised by more than $10 million in any calendar month. If the maximum amount of shares that the Fund could repurchase in any quarter (currently expected to be 5% of outstanding shares) exceeds 10% of the Lowest Trailing ADTV, the Adviser will recommend to the Board that the Initial Cap be decreased to an amount such that, following such decrease, the maximum amount of shares that the Fund could repurchase in any quarter would not exceed 5% of the Lowest Trailing ADTV. If the Initial Cap is so reduced, the Fund will not accept new investments (other than reinvestment of dividends or distributions) if the new investment would cause the assets of the Fund to exceed the reduced Initial Cap.

The Fund will be a closed-end “interval” fund and will make periodic offers to repurchase shares. Except as permitted by the Fund’s structure, no shareholder will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

The Fund will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV in the months of February, May, August and November, with the first such repurchase offer currently expected to be in the month of February, 2020. The Fund, subject to applicable law, will conduct quarterly repurchase offers typically for 5% of the Fund’s outstanding shares at NAV subject to approval of the Board.

6.	Related Parties

At October 1, 2019, the officers of the Trust were also employees of the Adviser.

39

APPENDIX A

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and S&P Global Ratings.

Moody’s Ratings*

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C—Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

*Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings*

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-1

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR—This indicates that a rating has not been assigned or is no longer assigned.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

APPENDIX B

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Fund securities. Private Funds may delegate such responsibility to the Adviser. As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted these written proxy voting policies and procedures (the “Proxy Policy”) as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and the Adviser and its affiliated persons1 when voting proxies.

For the avoidance of doubt, the Proxy Policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Fund, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this Proxy Policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

II. Delegation by the Funds

The Board, on behalf of the Registered Funds, has determined to delegate proxy voting decisions to the Adviser and has adopted the Proxy Policy to govern the voting of the Funds’ proxies.

III. Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. These guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy

[1]

A firm’s affiliated persons are defined in this Proxy Policy to include: (1) all officers, partners, directors (or any person performing similar functions); (2) all persons directly or indirectly controlling, controlled by or under common control with the adviser; and (3) all current employees.

Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this Proxy Policy.

The Adviser may determine not to vote a proxy if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

IV. Conflicts of Interest Procedures

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the client’s best interests.

V. Review

The Adviser will supervise and, no less frequently than annually, review its proxy voting activities and the implementation of the Proxy Policy.

VI. Registered Fund Filings

Each Registered Fund is generally required to describe in its registration statement the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that it uses when a vote presents a conflict. The Registered Funds are also required to include in the registration statement any policies and procedures of the Registered Fund’s investment adviser, or any other third party, that the Registered Fund uses, or that are used on the Registered Fund’s behalf, to determine how to vote proxies relating to portfolio securities. For this reason, this Proxy Policy is typically included as an exhibit to the Registered Funds’ statements of additional information.

In addition, each Registered Fund is required to disclose annually the Registered Fund’s complete proxy voting record on Form N-PX, which provides information relating to how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period. The Adviser is responsible for ensuring that it maintains or causes to be maintained appropriate documentation for these purposes. The Adviser may work with a Registered Fund’s administrator to prepare and submit this filing to the SEC.

VII. Recordkeeping

The Adviser must maintain (or must ensure that ISS maintains) the documentation to support its proxy voting decisions and votes cast on behalf of the Funds for a period of not less than six years, the first two years at its principal place of business.

PART C: OTHER INFORMATION

Item 25.		Financial Statements and Exhibits

(1)		Financial Statements:

Included in Part A:

Not applicable.

Included in Part B:

Report of Independent Registered Public Accounting Firm.

Statement of Assets and Liabilities.

Notes to Financial Statements.

(2)		Exhibits:

(a)	(1)	Certificate of Trust of Stone Ridge Trust VI (the “Registrant”), dated as of January 15, 2019, incorporated by reference to Exhibit (a)(1) filed with the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission (“SEC”) via EDGAR on October 2, 2019.

	(2)	Amended and Restated Agreement and Declaration of Trust of the Registrant, dated as of May 14, 2019, incorporated by reference to Exhibit (a)(2) filed with the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 2, 2019.

(b)		By-Laws of the Registrant, incorporated by reference to Exhibit (b) filed with the Registrant’s Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 2, 2019.

(c)		Not applicable.

(d)	(1)	See portions of Agreement and Declaration of Trust relating to shareholders’ rights.

	(2)	See portions of By-laws relating to shareholders’ rights.

(e)		Not applicable.

(f)		Not applicable.

(g)	(1)	Form of Investment Management Agreement between Stone Ridge Asset Management LLC (“Stone Ridge”) and the Registrant on behalf of NYDIG Bitcoin Strategy Fund (the “Fund”), filed herewith.

	(2)	Form of Investment Management Agreement between NYDIG Bitcoin Strategy Sub Fund Ltd (the “Subsidiary”) and Stone Ridge, filed herewith.

(h)	(1)	Form of Distribution Agreement between the Registrant and ALPS Distributors, Inc. (the “Distributor”), filed herewith.

	(2)	Form of Distribution and Servicing Plan, filed herewith.

(i)		Not applicable.

(j)	(1)	Form of Custody Agreement between the Registrant and U.S. Bank National Association (the “Custodian”), filed herewith.

(k)	(1)	Form of Fund Administration Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC (“USBFS”), filed herewith.

	(2)	Form of Transfer Agency Agreement between the Registrant, on behalf of the Fund, and USBFS, filed herewith.

	(3)	Form of Fund Accounting Agreement between the Registrant, on behalf of the Fund, and USBFS, filed herewith.

	(4)	Form of Services Agreement between the Registrant, on behalf of the Fund, and Stone Ridge, filed herewith.

	(5)	Form of Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of the Fund, filed herewith.

(l)		Opinion and consent of counsel for the Fund, filed herewith.

(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm, filed herewith.

(o)		Not applicable.

(p)		Subscription Agreement for Seed Capital, filed herewith.

(q)		Not applicable.

(r)		Code of Ethics of Stone Ridge and the Registrant, filed herewith.

(s)		Power of Attorney, filed herewith.

Item 26.		Marketing Arrangements

See Form of Distribution Agreement, filed herewith as Exhibit (h)(1).

Item 27.		Other Expenses of Issuance or Distribution

Securities and Exchange Commission fees	$3,245
Printing and engraving expenses	$4,000
Legal fees	$452,133
Accounting expenses	$10,000
Total	$469,378

Item 28.	Persons Controlled by or under Common Control with Registrant

Controlling Person	Person Controlled	Nature of Control
NYDIG Bitcoin Strategy Fund	NYDIG Bitcoin Strategy Sub Fund Ltd(a)(b)	100% ownership

(a) Included or to be included (following commencement of operations) in the consolidated financial statements of NYDIG Bitcoin Strategy Fund.

(b) Organized under the laws of the Cayman Islands.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of October 1, 2019 of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, $0.01 par value per share	1

Item 30.	Indemnification

The Registrant’s Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s Form of Distribution Agreement, filed herewith, contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Form of Investment Management Agreement with Stone Ridge, filed herewith, contains provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances. The Form of Investment Management Agreement between Stone Ridge and the Subsidiary, filed herewith, contains provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances.

The Registrant’s Trustees and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor

Stone Ridge is a Delaware limited liability company that offers investment management services and is a registered investment adviser. Stone Ridge serves as investment adviser to the Registrant, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, on behalf of each of their series. Stone Ridge’s offices are located at 510 Madison Avenue, 21st Floor, New York, NY 10022. Information as to the officers and directors of Stone Ridge is included in its current Form ADV (File No. 801-77228) filed with the SEC.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended, are maintained at the offices, as applicable of: (1) the Registrant, (2) Stone Ridge, (3) the Custodian and (4) the Administrator.

1.	Stone Ridge Trust VI

510 Madison Avenue, 21st Floor

New York, NY 10022

2.	Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

3.	U.S. Bank NA

1555 N. Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

4.	U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement of Stone Ridge Trust VI (related to NYDIG Bitcoin Strategy Fund) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 16th day of October, 2019.

STONE RIDGE TRUST VI
By:	/s/ Anthony Zuco
Anthony Zuco, Treasurer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Ross Stevens	Trustee, President (Principal Executive Officer)	October 16, 2019

/s/ Anthony Zuco Anthony Zuco	Treasurer (Principal Financial Officer)	October 16, 2019

* Daniel Charney	Trustee	October 16, 2019

* Jeffery Ekberg	Trustee	October 16, 2019

* Power of Attorney

* By:	Anthony Zuco
/s/ Anthony Zuco
Attorney in Fact

INDEX TO EXHIBITS

(g)(1)	Form of Investment Management Agreement between Stone Ridge and the Registrant on behalf of the Fund.

(g)(2)	Form of Investment Management Agreement between NYDIG Bitcoin Strategy Sub Fund Ltd and Stone Ridge.

(h)(1)	Form of Distribution Agreement between the Registrant and ALPS Distributors, Inc.

(h)(2)	Form of Distribution and Servicing Plan.

(j)(1)	Form of Custody Agreement between the Registrant and U.S. Bank National Association.

(k)(1)	Form of Fund Administration Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC.

(k)(2)	Form of Transfer Agency Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC.

(k)(3)	Form of Fund Accounting Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC.

(k)(4)	Form of Services Agreement between the Registrant, on behalf of the Fund, and Stone Ridge.

(k)(5)	Form of Expense Limitation Agreement between Stone Ridge and the Registrant on behalf of the Fund.

(l)	Opinion and consent of counsel for the Fund.

(n)	Consent of Independent Registered Public Accounting Firm.

(p)	Subscription Agreement for Seed Capital.

(r)	Code of Ethics of Stone Ridge and the Registrant.

(s)	Power of Attorney.